UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2021

Date of reporting period:	October 1, 2020 – September 30, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Dynamic Asset Allocation Growth Fund

Annual report
9 | 30 | 21

Asset allocation funds invest in a mix of many different types of investments to help weather changing market environments.

FUND SYMBOL
CLASS A
PAEAX

Putnam Dynamic
Asset Allocation
Growth Fund

Annual report
9 | 30 | 21

Message from the Trustees

November 5, 2021

Dear Fellow Shareholder:

In the final months of the year, markets may be at a crossroads. The Federal Reserve is poised to begin reducing its monthly purchases of Treasury and mortgage-backed bonds, a program that has been in place since early 2020. Congress is considering major legislation to support infrastructure projects, which may include both higher tax rates and borrowing. Also of note, companies continue to respond creatively to the evolving challenges of the Covid-19 pandemic.

The investment landscape could change in the months ahead, as often occurs in a dynamic economy. Be assured that Putnam’s research teams will actively analyze new opportunities and risks that might emerge. They will work to uncover investment potential others may miss as they select securities for your fund.

Thank you for investing with Putnam.

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund’s target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The portfolio managers of Putnam’s Global Asset Allocation group have extensive experience analyzing how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

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Diversification can help to reduce volatility over time

With today’s market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated a diversified portfolio can perform competitively with an all-stock allocation in the long run.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See page 5 and pages 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Lipper peer group average provided by Lipper, a Refinitiv company.

All Bloomberg indices provided by Bloomberg Index Services Limited.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

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This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/21. See page 4 and pages 11–13 for additional fund performance information. Index descriptions can be found on page 17.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Dynamic Asset Allocation Growth Fund 5

How did stocks perform during the reporting period?

Major stock indexes advanced for much of the period. After a shaky start in September and October 2020, the introduction of the first Covid-19 vaccines, additional fiscal stimulus, and signs of economic recovery helped lift investor sentiment. After finishing calendar-year 2020 strong, stocks faced challenges in the new year. Vaccine shortages delayed economic reopenings, particularly outside the United States. A sell-off in global technology stocks and a spike in new Covid-19 cases, largely from the highly contagious Delta variant, also curbed investor enthusiasm.

By March 2021, U.S. President Biden’s $1.9 trillion relief bill helped buoy stock markets. As the economic recovery picked up speed, investors grew concerned over rising inflation and a potential wind down of the Federal Reserve’s asset-purchase program. Despite these headwinds, U.S. stocks rose a remarkable 30.00%, as measured by the S&P 500 Index, for the 12-month reporting period. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], gained 25.73%. Emerging-market stocks, as measured by the MSCI Emerging Markets Index [GD], returned 18.58%.

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Allocations are shown as a percentage of the fund’s net assets as of 9/30/21. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/21. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Growth Fund 7

How did bonds perform during the reporting period?

During the period, the Fed continued to purchase billions of dollars’ worth of Treasuries and mortgage-backed bonds as well as corporate bonds and exchange-traded funds, helping to keep interest rates low. However, in the first quarter of calendar-year 2021, stimulus-fueled growth and inflation expectations drove yields on all but very short-term government debt higher and bond prices lower. Investors feared that inflationary pressures would eventually lead the Fed to raise short-term rates. In late September 2021, the Fed indicated it was ready to scale back asset purchases as soon as November 2021 and could lift interest rates in 2022. The European Central Bank also said it would conduct bond purchases under its emergency program at a “moderately lower pace” over the next three months.

The yield on the benchmark 10-year U.S. Treasury note, which helps set borrowing costs on everything from mortgages to corporate debt, rose from 0.68% at the start of the period to 1.52% at period-end. The Bloomberg U.S. Aggregate Bond Index, a measure of investment-grade fixed income securities, posted a loss of 0.90%. High-yield bonds, as measured by the JPMorgan Developed High Yield Index, closed the period at 11.94%, reflecting tightening credit spreads. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices fall as spreads widen and rise as spreads tighten.]

How did the fund perform for the reporting period?

The fund’s class A shares returned 23.97% compared with 31.88% for its primary benchmark, the Russell 3000 Index. The fund underperformed its secondary benchmark, the Putnam Blended Growth Benchmark, which returned 24.03% for the period. This custom benchmark comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index [ND], 15% the Bloomberg U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index [GD].

What strategies affected fund performance relative to the custom benchmark during the reporting period?

Our asset allocation decisions benefited fund results. Due to political and pandemic uncertainties, we actively adjusted our allocation mix. The largest boost to fund performance came from our equity allocation decisions. Our equity position ranged from moderately overweight to overweight, which helped results as stocks soared over the period. We moved the position to neutral at the end of August 2021.

An out-of-benchmark long position to commodity risk, implemented at the beginning of calendar-year 2021, also was a notable contributor. We anticipated that vaccine rollouts, fiscal support, and easy monetary conditions would stimulate significant global demand for commodities in 2021. We eliminated this position in mid-August 2021. In fixed income, our interest-rate risk and credit risk positions remained close to the weightings of the custom benchmark and did not have a material impact on fund performance over the period.

Our active implementation decisions detracted from performance, primarily driven by underperformance from our strategic global macroeconomic trades. Our fundamental U.S. large-cap growth strategy also weighed on results, but to a lesser extent. Implementation losses were slightly mitigated by positive contributions from our quantitative U.S. large-cap equity and international developed equity strategies. In quantitative strategies, our

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team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. Over the recent past, many factor-based quantitative models, particularly those that emphasize value factors, have struggled. Performance in these factors and in our quantitative strategies improved compared with prior periods. Selection within our fundamental U.S. large-cap value and opportunistic fixed income sleeves also helped lift fund performance.

How did the fund use derivatives for the period?

The fund used futures to help manage exposure to market risk, gain exposure to interest rates, hedge prepayment and interest-rate risks, and equitize cash.

How was the fund positioned relative to the custom benchmark at the start of its new fiscal year on October 1, 2021?

The portfolio was positioned close to the custom benchmark as of October 1, 2021. We had a slightly underweight position to interest-rate risk and neutral positions to equity risk and credit risk. We also made several changes to positioning near the end of the reporting period. As previously mentioned, we eliminated our out-of-benchmark long position to commodity risk. We also reduced our equity position from overweight to neutral. Lastly, we decreased our credit position from slightly overweight to neutral. This change was supported by an expected ramp-up in investment-grade and high-yield issuance and a confluence of policy and geopolitical risks.

What is your outlook for financial markets?

Despite investor concerns around central bank asset-purchase tapering, inflation, and surging Covid-19 cases, markets have recovered significantly year to date. The stimulative monetary and fiscal policy backdrop among the Group of Ten [G10] advanced countries, historically strong earnings, positive economic data, and ample liquidity fueled the performance of financial markets during the period. While we remain optimistic about the recovery, we anticipate more volatility ahead as investors

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Dynamic Asset Allocation Growth Fund 9

weigh the impact of a shift in central bank policy and the widely expected end to more stimulus. The Fed’s rate-setting committee indicated in September 2021 that it could start to taper its $120 billion in monthly asset purchases as soon as its next scheduled meeting in early November 2021. New projections released at the end of the Fed’s two-day policy meeting showed that half of 18 Fed officials expected to raise interest rates by the end of 2022.

Given the current environment, our outlook on equities is neutral. This view is supported by a combination of factors, including our expectations for seasonally increased volatility, a move past peak earnings growth, and a shift in central bank policy. While we maintain a positive disposition toward equities, we feel risks have become more balanced.

In fixed income, our outlook on credit is neutral. Given that spreads have been hovering at the tight end of their recent range, and volatility and defaults are extremely low relative to historical levels, we expect an uptick in volatility and thus a lower risk-adjusted return as opposed to a substantial widening in spreads. Our outlook on interest-rate-sensitive fixed income is slightly bearish, as we believe risks are skewed to higher yields given the expectations for continued economic momentum and inflation spikes. We expect asset-purchase tapering and a shift in rate policy by the Fed to put upward pressure on yields. Against this backdrop, we continue to have conviction in our investment strategies based on their strong, long-term results.

Thank you, Jason, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2021, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/8/94)
Before sales charge	8.18%	209.51%	11.96%	70.31%	11.24%	32.70%	9.89%	23.97%
After sales charge	7.95	191.72	11.30	60.52	9.93	25.07	7.74	16.84
Class B (2/16/94)
Before CDSC	7.95	191.74	11.30	63.99	10.40	29.74	9.07	23.04
After CDSC	7.95	191.74	11.30	61.99	10.13	26.74	8.22	18.04
Class C (9/1/94)
Before CDSC	7.93	191.55	11.29	64.05	10.41	29.69	9.05	23.02
After CDSC	7.93	191.55	11.29	64.05	10.41	29.69	9.05	22.02
Class P (8/31/16)
Net asset value	8.48	219.89	12.33	73.78	11.69	34.25	10.32	24.45
Class R (1/21/03)
Net asset value	7.90	202.08	11.69	68.17	10.96	31.67	9.60	23.68
Class R5 (7/2/12)
Net asset value	8.45	217.72	12.25	72.59	11.53	33.73	10.17	24.24
Class R6 (7/2/12)
Net asset value	8.49	220.74	12.36	73.43	11.64	34.10	10.28	24.41
Class Y (7/14/94)
Net asset value	8.45	217.44	12.24	72.45	11.52	33.70	10.17	24.27

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 5.75% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class P, R5, and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P, R5, and R6 shares; had it, returns would have been higher.

Dynamic Asset Allocation Growth Fund 11

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 9/30/21

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 3000 Index	10.47%	364.64%	16.60%	117.85%	16.85%	56.08%	16.00%	31.88%
Putnam Growth
Blended Benchmark*	—†	222.39	12.42	82.70	12.81	42.69	12.58	24.03
Lipper Mixed-Asset Target
Allocation Growth Funds	8.22	169.32	10.33	63.96	10.34	34.70	10.40	21.68
category average‡

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices provided by Bloomberg Index Services Limited.

Lipper peer group average provided by Lipper, a Refinitiv company.

* Putnam Growth Blended Benchmark is a blended benchmark administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/21, there were 455, 434, 407, 292, and 40 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $29,174 and $29,155, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class P, R, R5, R6, and Y shares would have been valued at $31,989, $30,208, $31,772, $32,074, and $31,744, respectively.

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Fund price and distribution information For the 12-month period ended 9/30/21

Distributions	Class A		Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Number	1		—	—	1	1	1	1	1
Income	$0.089		$—	$—	$0.159	$0.029	$0.133	$0.152	$0.131
Capital gains	—		—	—	—	—	—	—	—
Total	$0.089		$—	$—	$0.159	$0.029	$0.133	$0.152	$0.131
	Before	After	Net	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value	value
9/30/20	$16.98	$18.02	$16.54	$15.77	$17.25	$16.52	$17.20	$17.25	$17.21
9/30/21	20.95	22.23	20.35	19.40	21.29	20.40	21.22	21.29	21.24

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 9/30/20	1.05%	1.80%	1.80%	0.65%	1.30%	0.79%	0.69%	0.80%
Annualized expense ratio
for the six-month period
ended 9/30/21*	1.02%	1.77%	1.77%	0.64%	1.27%	0.78%	0.68%	0.77%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/21 to 9/30/21. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.27	$9.13	$9.12	$3.31	$6.55	$4.03	$3.52	$3.98
Ending value (after expenses)	$1,060.20	$1,056.60	$1,056.10	$1,062.40	$1,058.60	$1,061.50	$1,062.40	$1,061.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (183); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/21, use the following calculation method. To find the value of your investment on 4/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.16	$8.95	$8.95	$3.24	$6.43	$3.95	$3.45	$3.90
Ending value (after expenses)	$1,019.95	$1,016.19	$1,016.19	$1,021.86	$1,018.70	$1,021.16	$1,021.66	$1,021.21

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/21. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (183); and then dividing that result by the number of days in the year (365).

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Consider these risks before investing

Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Dynamic Asset Allocation Growth Fund 15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are available only to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at

16 Dynamic Asset Allocation Growth Fund

which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

MSCI EAFE Index (ND) is a free float-adjusted market capitalization index that is designed to measure the equity performance of large-and mid-cap markets in developed countries, excluding the U.S. and Canada. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

MSCI Emerging Markets Index (GD) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Gross dividend (GD) total return indexes reinvest as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000® Index, 15% the MSCI EAFE Index (ND), 15% the Bloomberg U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (GD).

Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Dynamic Asset Allocation Growth Fund 17

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2021, Putnam employees had approximately $562,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2021. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2020 through December 2020. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2020. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

18 Dynamic Asset Allocation Growth Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Growth Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2021, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2021, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2021 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2021. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions

20 Dynamic Asset Allocation Growth Fund

may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newly launched or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2020. These expense limitations were: (i) a contractual expense limitation applicable to specified open-end funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2020. Putnam Management and PSERV have agreed to maintain these expense limitations until at least January 30, 2023. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2020. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2020 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution and investor servicing

Dynamic Asset Allocation Growth Fund 21

contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for the Putnam funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including defined benefit pension and profit-sharing plans, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s newly launched exchange-traded funds. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, The Putnam Funds generally performed well in 2020, which Putnam Management characterized as a challenging year with significant volatility and varied market dynamics. On an asset-weighted basis, the Putnam funds ranked in the second quartile of their peers as determined by Lipper Inc. (“Lipper”) for the year ended December 31, 2020 and, on an asset-weighted-basis, delivered a gross return that was 2.3% ahead of their benchmarks in 2020. In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes. In this regard, the Trustees observed that The Putnam Funds’ relative performance, as reported in the Barron’s/Lipper Fund Families survey, continued to be exceptionally strong over the long term, with The Putnam Funds ranking as the 3rd best performing mutual fund complex out of 44 complexes for the ten-year period, with 2020 marking the fourth consecutive year that The Putnam Funds have ranked in the top ten fund complexes for the ten-year period. The Trustees noted that The Putnam Funds’ performance was solid over the one- and five-year periods, with The Putnam Funds ranking 22nd out of 53 complexes and 14th out of 50 complexes, respectively. In addition to the Barron’s/Lipper Fund Families Survey, the Trustees also considered the funds’ ratings assigned by Morningstar Inc., noting that 26 of the funds were four- or five-star rated at the end of 2020 (representing an increase of four funds year-over-year) and that this included seven funds that had achieved a five-star rating (representing an increase of two funds year-over-year). They also

22 Dynamic Asset Allocation Growth Fund

noted, however, the disappointing investment performance of some funds for periods ended December 31, 2020 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds and evaluate whether additional actions to address areas of underperformance may be warranted.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Mixed-Asset Target Allocation Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2020 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2020, there were 460, 442 and 411 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires and internal promotions in 2020 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Dynamic Asset Allocation Growth Fund 23

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Dynamic Asset Allocation Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Asset Allocation Funds and Shareholders of
Putnam Dynamic Asset Allocation Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Dynamic Asset Allocation Growth Fund (one of the funds constituting Putnam Asset Allocation Funds, referred to hereafter as the “Fund”) as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statement of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Dynamic Asset Allocation Growth Fund 25

The fund’s portfolio 9/30/21

COMMON STOCKS (73.2%)*	Shares	Value
Advertising and marketing services (0.1%)
Omnicom Group, Inc.	12,800	$927,488
Publicis Groupe SA (France)	14,777	995,138
		1,922,626
Automotive (1.5%)
Ford Motor Co. †	801,200	11,344,983
General Motors Co. †	134,899	7,110,526
Porsche Automobil Holding SE (Preference) (Germany)	21,019	2,094,630
Stellantis NV (Italy)	189,753	3,630,579
Tesla, Inc. †	10,716	8,310,044
Toyota Motor Corp. (Japan)	15,000	268,323
United Rentals, Inc. †	16,795	5,893,869
Volkswagen AG (Preference) (Germany)	3,271	732,752
Volvo AB (Sweden)	131,323	2,950,477
Yamaha Motor Co., Ltd. (Japan)	121,000	3,369,217
		45,705,400
Basic materials (3.2%)
Akzo Nobel NV (Netherlands)	19,989	2,176,619
Anglo American PLC (United Kingdom)	79,485	2,741,824
Arkema SA (France)	9,333	1,234,598
Asian Paints, Ltd. (India)	52,643	2,284,140
Axalta Coating Systems, Ltd. †	57,400	1,675,506
BHP Group PLC (United Kingdom)	109,428	2,727,306
BlueScope Steel, Ltd. (Australia)	106,176	1,540,355
Brenntag AG (Germany)	39,636	3,697,342
CF Industries Holdings, Inc.	20,000	1,116,400
Compagnie De Saint-Gobain (France)	93,731	6,312,976
Corteva, Inc.	125,140	5,265,891
Covestro AG (Germany)	42,650	2,929,266
CRH PLC (Ireland)	197,023	9,190,334
Dow, Inc.	97,616	5,618,777
DuPont de Nemours, Inc.	128,827	8,758,948
Eastman Chemical Co.	21,000	2,115,540
Eiffage SA (France)	13,493	1,361,197
Fortune Brands Home & Security, Inc.	28,319	2,532,285
Freeport-McMoRan, Inc. (Indonesia)	180,091	5,858,360
Holcim, Ltd. (Switzerland)	46,259	2,225,545
International Paper Co.	15,900	889,128
LANXESS AG (Germany)	9,986	679,049
LG Chem, Ltd. (South Korea)	1,449	946,484
Linde PLC	9,662	2,872,806
Nitto Denko Corp. (Japan)	7,800	555,838
Rio Tinto PLC (United Kingdom)	54,093	3,571,553
Sherwin-Williams Co. (The)	19,736	5,520,751
Shin-Etsu Chemical Co., Ltd. (Japan)	12,400	2,091,442
SIG Combibloc Group AG (Switzerland)	88,399	2,344,532
WestRock Co.	18,800	936,804
Weyerhaeuser Co. R	156,400	5,563,148
		97,334,744

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (73.2%)* cont.	Shares	Value
Broadcasting (—%)
iHeartMedia, Inc. Class A †	1,805	$45,161
		45,161
Building materials (—%)
Owens Corning	9,700	829,350
		829,350
Capital goods (3.8%)
ABB, Ltd. (Switzerland)	86,286	2,876,097
AGCO Corp.	20,300	2,487,359
Airtac International Group (China)	48,000	1,502,304
Allegion PLC (Ireland)	19,500	2,577,510
Allison Transmission Holdings, Inc.	23,900	844,148
Atlas Copco AB Class A (Sweden)	9,019	547,095
Avery Dennison Corp.	4,400	911,724
Caterpillar, Inc.	4,500	863,865
Clean Harbors, Inc. †	7,700	799,799
CNH Industrial NV (United Kingdom)	292,809	4,957,911
Crown Holdings, Inc.	19,900	2,005,522
Cummins, Inc.	23,600	5,299,616
Daikin Industries, Ltd. (Japan)	12,600	2,710,117
Deere & Co.	29,236	9,796,107
Dover Corp.	5,400	839,700
Eaton Corp. PLC	27,579	4,117,820
GEA Group AG (Germany)	13,324	610,618
Gentex Corp.	37,200	1,226,856
Honeywell International, Inc.	31,399	6,665,380
Johnson Controls International PLC	152,200	10,361,776
Koito Manufacturing Co., Ltd. (Japan)	25,300	1,521,264
Legrand SA (France)	30,208	3,239,911
Lockheed Martin Corp.	32,700	11,284,770
Northrop Grumman Corp.	20,314	7,316,087
Oshkosh Corp.	10,500	1,074,885
Otis Worldwide Corp.	36,863	3,033,088
Parker Hannifin Corp.	23,300	6,515,146
Raytheon Technologies Corp.	45,093	3,876,194
Republic Services, Inc.	14,300	1,716,858
Sandvik AB (Sweden)	125,513	2,864,473
Schneider Electric SA (France)	16,763	2,787,019
Textron, Inc.	25,100	1,752,231
Toro Co. (The)	10,000	974,100
TransDigm Group, Inc. †	3,136	1,958,652
Waste Management, Inc.	24,600	3,674,256
		115,590,258
Commercial and consumer services (1.9%)
Adecco Group AG (Switzerland)	5,720	286,463
Adyen NV (Netherlands) †	546	1,518,186
Allfunds Group PLC (United Kingdom) †	109,296	2,101,827
Amadeus IT Holding SA Class A (Spain) †	27,054	1,777,245
Aramark	72,900	2,395,494
Brambles, Ltd. (Australia)	177,616	1,381,485

Dynamic Asset Allocation Growth Fund 27

COMMON STOCKS (73.2%)* cont.	Shares	Value
Commercial and consumer services cont.
CK Hutchison Holdings, Ltd. (Hong Kong)	158,000	$1,047,749
CoStar Group, Inc. †	57,397	4,939,586
FleetCor Technologies, Inc. †	3,700	966,699
Gartner, Inc. †	18,600	5,652,168
Kakao Corp. (South Korea)	11,726	1,148,714
Mastercard, Inc. Class A	27,575	9,587,276
Nexi SpA (Italy) †	145,658	2,717,505
Nielsen Holdings PLC	53,500	1,026,665
PayPal Holdings, Inc. †	63,316	16,475,456
Remitly Global, Inc. † S	18,196	667,793
SGS SA (Switzerland)	702	2,041,249
Sofina SA (Belgium)	999	396,315
Square, Inc. Class A †	6,551	1,571,192
TransUnion	7,900	887,249
		58,586,316
Communication services (2.3%)
American Tower Corp. R	34,071	9,042,785
AT&T, Inc.	84,600	2,285,046
Charter Communications, Inc. Class A † S	14,314	10,414,294
Comcast Corp. Class A	186,029	10,404,602
Crown Castle International Corp. R	4,700	814,604
Deutsche Telekom AG (Germany)	200,289	4,038,259
KDDI Corp. (Japan)	208,000	6,873,882
Koninklijke KPN NV (Netherlands)	520,494	1,632,311
Liberty Global PLC Class C (United Kingdom) †	123,256	3,631,122
SK Telecom Co., Ltd. (South Korea)	10,725	2,924,539
T-Mobile US, Inc. †	23,657	3,022,418
Verizon Communications, Inc.	252,115	13,616,731
Xiaomi Corp. Class B (China) †	300,600	818,020
		69,518,613
Computers (4.2%)
Apple, Inc.	613,878	86,863,737
Check Point Software Technologies, Ltd. (Israel) †	7,500	847,800
Cisco Systems, Inc./California	179,700	9,781,071
Dynatrace, Inc. †	41,572	2,950,365
Fortinet, Inc. †	31,700	9,257,668
Fujitsu, Ltd. (Japan)	15,500	2,814,964
Logitech International SA (Switzerland)	9,313	824,796
ServiceNow, Inc. †	11,519	7,167,928
Synopsys, Inc. †	13,000	3,892,330
Twilio, Inc. Class A †	10,621	3,388,630
		127,789,289
Conglomerates (0.2%)
3M Co.	15,400	2,701,468
AMETEK, Inc.	20,500	2,542,205
General Electric Co.	7,746	798,070
		6,041,743

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (73.2%)* cont.	Shares	Value
Consumer (0.1%)
LVMH Moet Hennessy Louis Vuitton SA (France)	1,697	$1,213,464
Pandora A/S (Denmark)	13,863	1,681,165
Swedish Match AB (Sweden)	174,521	1,530,569
		4,425,198
Consumer cyclicals (—%)
Genting Intl. Public Ltd., Co. (Singapore)	1,092,600	575,494
		575,494
Consumer staples (5.4%)
Airbnb, Inc. Class A †	29,745	4,989,724
Asahi Group Holdings, Ltd. (Japan)	56,200	2,722,438
Auto1 Group SE 144A (Germany) †	25,353	926,911
Carlsberg A/S Class B (Denmark)	14,661	2,384,982
Chipotle Mexican Grill, Inc. †	2,285	4,153,033
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	7	821,977
Coca-Cola Co. (The)	20,200	1,059,894
Coca-Cola Europacific Partners PLC (United Kingdom)	50,685	2,802,374
Coca-Cola HBC AG (Switzerland)	102,689	3,300,608
Coles Group, Ltd. (Australia)	212,787	2,596,837
Colgate-Palmolive Co.	107,600	8,132,408
Constellation Brands, Inc. Class A	21,600	4,550,904
Darden Restaurants, Inc.	20,600	3,120,282
Diageo PLC (United Kingdom)	88,801	4,278,703
Dino Polska SA (Poland) †	21,636	1,805,926
Endeavour Group, Ltd./Australia (Australia) †	114,600	575,462
Estee Lauder Cos., Inc. (The) Class A	14,424	4,326,190
Ferguson PLC (United Kingdom)	23,737	3,290,491
Hindustan Unilever, Ltd. (India)	71,024	2,582,991
Imperial Brands PLC (United Kingdom)	119,117	2,485,894
ITOCHU Corp. (Japan)	115,900	3,394,886
JD.com, Inc. ADR (China) † S	46,970	3,393,113
Jubilant Foodworks, Ltd. (India)	32,574	1,767,563
Keurig Dr Pepper, Inc.	71,113	2,429,220
Koninklijke Ahold Delhaize NV (Netherlands)	110,882	3,676,105
Kraft Heinz Co. (The)	13,200	486,024
L’Oreal SA (France)	11,118	4,588,646
ManpowerGroup, Inc.	11,500	1,245,220
McDonald’s Corp.	33,200	8,004,852
MercadoLibre, Inc. (Argentina) †	3,632	6,099,581
Mondelez International, Inc. Class A	69,700	4,055,146
Nestle SA (Switzerland)	31,383	3,775,968
Netflix, Inc. †	3,662	2,235,065
NH Foods, Ltd. (Japan)	19,100	722,503
PepsiCo, Inc.	85,132	12,804,704
Philip Morris International, Inc.	14,800	1,402,892
Procter & Gamble Co. (The)	100,844	14,097,991
Sea, Ltd. ADR (Thailand) †	11,251	3,586,031
Starbucks Corp.	31,800	3,507,858
Sysco Corp.	45,400	3,563,900
Tyson Foods, Inc. Class A	13,000	1,026,220

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (73.2%)* cont.	Shares	Value
Consumer staples cont.
Uber Technologies, Inc. †	110,992	$4,972,442
Unilever PLC (United Kingdom)	12,789	691,348
Yakult Honsha Co., Ltd. (Japan)	22,900	1,161,042
Yum China Holdings, Inc. (China)	43,150	2,539,530
Yum! Brands, Inc.	6,700	819,477
Zalando SE (Germany) †	21,845	2,007,417
ZOZO, Inc. (Japan)	131,200	4,912,712
		163,875,485
Electronics (3.8%)
Advanced Micro Devices, Inc. †	41,086	4,227,749
ASPEED Technology, Inc. (Taiwan)	27,000	2,222,053
Brother Industries, Ltd. (Japan)	43,500	957,120
Cirrus Logic, Inc. †	11,800	971,730
Contemporary Amperex Technology Co., Ltd. Class A (China)	22,800	1,855,529
Garmin, Ltd.	6,700	1,041,582
Hoya Corp. (Japan)	49,500	7,741,697
Intel Corp.	17,200	916,416
Marvell Technology, Inc.	25,192	1,519,330
MediaTek, Inc. (Taiwan)	85,000	2,739,831
MinebeaMitsumi, Inc. (Japan)	118,800	3,033,470
nVent Electric PLC (United Kingdom)	17,200	556,076
NVIDIA Corp.	174,000	36,045,840
NXP Semiconductors NV	12,969	2,540,238
Omron Corp. (Japan)	18,000	1,784,115
Qualcomm, Inc.	163,707	21,114,929
Samsung Electronics Co., Ltd. (South Korea)	147,190	9,160,930
Samsung Electronics Co., Ltd. (Preference) (South Korea)	47,100	2,756,883
Shenzhen Inovance Technology Co., Ltd. Class A (China)	243,550	2,375,226
Shimadzu Corp. (Japan)	32,300	1,418,820
Techtronic Industries Co., Ltd. (TTI) (Hong Kong)	153,000	2,999,328
Texas Instruments, Inc.	15,419	2,963,686
Thales SA (France)	32,756	3,163,329
Vontier Corp.	89,845	3,018,792
		117,124,699
Energy (2.3%)
BP PLC (United Kingdom)	676,897	3,066,375
Cenovus Energy, Inc. (Canada)	99,386	1,002,021
Chevron Corp.	39,400	3,997,130
ConocoPhillips	97,566	6,612,048
DCC PLC (Ireland)	7,150	591,799
Enterprise Products Partners LP	106,718	2,309,378
EOG Resources, Inc.	15,405	1,236,559
Equinor ASA (Norway)	151,731	3,866,619
Exxon Mobil Corp.	62,673	3,686,426
Halliburton Co.	312,523	6,756,747
Marathon Petroleum Corp.	54,400	3,362,464
MWO Holdings, LLC (Units) F	89	227
Oasis Petroleum, Inc.	4,059	403,546
Orsted AS (Denmark)	15,469	2,040,988

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (73.2%)* cont.	Shares	Value
Energy cont.
Reliance Industries, Ltd. (India)	141,241	$4,776,403
Reliance Industries, Ltd. 144A (India)	55,469	3,749,459
Royal Dutch Shell PLC Class A (Amsterdam Exchange) (United Kingdom)	226,736	5,049,898
Royal Dutch Shell PLC Class B (United Kingdom)	447,000	9,902,981
Schlumberger, Ltd.	16,200	480,168
Targa Resources Corp.	47,000	2,312,870
Valero Energy Corp.	67,440	4,759,241
		69,963,347
Entertainment (0.5%)
Live Nation Entertainment, Inc. †	48,558	4,425,091
Sony Group Corp. (Japan)	87,900	9,788,669
		14,213,760
Financials (10.5%)
3i Group PLC (United Kingdom)	101,575	1,749,622
Aflac, Inc.	41,800	2,179,034
AIA Group, Ltd. (Hong Kong)	645,600	7,433,529
Alliance Data Systems Corp.	10,200	1,029,078
Allianz SE (Germany)	18,748	4,228,494
Allstate Corp. (The) S	20,900	2,660,779
Ally Financial, Inc.	92,400	4,717,020
American International Group, Inc.	65,721	3,607,426
Ameriprise Financial, Inc.	20,000	5,282,400
Apollo Global Management, Inc.	52,159	3,212,473
Assured Guaranty, Ltd.	95,847	4,486,598
Athene Holding, Ltd. Class A †	28,200	1,942,134
AvalonBay Communities, Inc. R	4,000	886,560
Aviva PLC (United Kingdom)	484,170	2,576,963
AXA SA (France)	231,274	6,434,040
Banco Bilbao Vizcaya Argenta (Spain)	544,357	3,590,857
Bank Leumi Le-Israel BM (Israel)	289,574	2,458,050
Bank of America Corp.	324,201	13,762,332
Bank of Ireland Group PLC (Ireland) †	487,830	2,875,351
BNP Paribas SA (France)	54,715	3,504,792
BOC Hong Kong Holdings, Ltd. (Hong Kong)	411,500	1,232,786
Boston Properties, Inc. R	34,823	3,773,072
Brixmor Property Group, Inc. R	40,500	895,455
CaixaBank SA (Spain)	862,402	2,674,195
Capital One Financial Corp.	29,728	4,815,044
CBRE Group, Inc. Class A †	41,800	4,069,648
Citigroup, Inc.	401,787	28,197,412
CK Asset Holdings, Ltd. (Hong Kong)	490,918	2,821,400
Commonwealth Bank of Australia (Australia)	22,082	1,645,539
Dai-ichi Life Holdings, Inc. (Japan)	85,800	1,868,211
DBS Group Holdings, Ltd. (Singapore)	165,100	3,666,195
Deutsche Boerse AG (Germany)	14,933	2,430,889
Dexus Property Group (Australia) R	120,553	932,769
Direct Line Insurance Group PLC (United Kingdom)	310,499	1,211,440
Discover Financial Services	8,800	1,081,080
Duke Realty Corp. R	18,900	904,743

Dynamic Asset Allocation Growth Fund 31

COMMON STOCKS (73.2%)* cont.	Shares	Value
Financials cont.
Equitable Holdings, Inc.	88,500	$2,623,140
Equity Lifestyle Properties, Inc. R	11,400	890,340
Fidelity National Financial, Inc.	21,300	965,742
First Industrial Realty Trust, Inc. R	17,700	921,816
Gaming and Leisure Properties, Inc. R	135,418	6,272,562
Gjensidige Forsikring ASA (Norway)	19,919	441,117
Goldman Sachs Group, Inc. (The)	58,665	22,177,130
Goodman Group (Australia) R	212,743	3,302,494
Hana Financial Group, Inc. (South Korea)	84,135	3,247,510
HDFC Bank, Ltd. (India)	141,663	3,037,039
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	23,300	1,414,269
ICICI Bank, Ltd. (India)	199,061	1,871,120
Investor AB Class B (Sweden)	132,767	2,842,771
Invitation Homes, Inc. R	22,800	873,924
Israel Discount Bank, Ltd. Class A (Israel) †	234,528	1,238,251
Jones Lang LaSalle, Inc. †	8,800	2,183,192
JPMorgan Chase & Co.	225,861	36,971,187
KeyCorp	87,995	1,902,452
Lamar Advertising Co. Class A R	13,300	1,508,885
Lincoln National Corp.	15,000	1,031,250
Link REIT (The) (Hong Kong) R	28,900	246,985
London Stock Exchange Group PLC (United Kingdom)	24,329	2,430,650
Medical Properties Trust, Inc. R	75,300	1,511,271
MetLife, Inc.	152,700	9,426,171
Mitsubishi UFJ Financial Group, Inc. (Japan)	622,400	3,633,846
Morgan Stanley	25,500	2,481,405
Network International Holdings PLC (United Arab Emirates) †	438,750	2,146,440
NN Group NV (Netherlands)	6,238	325,546
OneMain Holdings, Inc.	20,300	1,123,199
Partners Group Holding AG (Switzerland)	2,154	3,353,154
Persimmon PLC (United Kingdom)	22,536	803,048
PNC Financial Services Group, Inc. (The)	29,865	5,842,789
Principal Financial Group, Inc.	34,800	2,241,120
Prologis, Inc. R	3,800	476,634
Prudential PLC (United Kingdom)	126,524	2,456,168
Public Storage R	3,000	891,300
Radian Group, Inc.	143,761	3,266,250
Raymond James Financial, Inc.	5,100	470,628
Sberbank of Russia PJSC ADR (Russia)	297,902	5,535,088
SEI Investments Co.	12,300	729,390
Simon Property Group, Inc. R	3,700	480,889
Skandinaviska Enskilda Banken AB (Sweden)	149,629	2,108,292
SLM Corp.	98,600	1,735,360
State Street Corp.	31,733	2,688,420
Sumitomo Mitsui Financial Group, Inc. (Japan)	103,400	3,617,489
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	40,100	1,373,331
Sumitomo Realty & Development Co., Ltd. (Japan)	14,800	540,055
Sun Hung Kai Properties, Ltd. (Hong Kong)	91,000	1,130,890
Synchrony Financial	121,900	5,958,472

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (73.2%)* cont.	Shares	Value
Financials cont.
TCS Group Holding PLC GDR 144A (Cyprus)	33,182	$3,021,154
United Overseas Bank, Ltd. (Singapore)	90,900	1,719,253
Unum Group	41,900	1,050,014
Visa, Inc. Class A	47,454	10,570,379
Zurich Insurance Group AG (Switzerland)	2,519	1,027,118
		322,965,799
Gaming and lottery (0.5%)
Aristocrat Leisure, Ltd. (Australia)	61,408	2,055,597
DraftKings, Inc. Class A † S	66,994	3,226,431
Evolution AB (Sweden)	13,815	2,099,997
Flutter Entertainment PLC (Ireland) †	13,931	2,734,818
GVC Holdings PLC (United Kingdom) †	90,247	2,583,406
La Francaise des Jeux SAEM (France)	11,831	608,589
OPAP SA (Greece)	127,228	1,962,544
TABCORP Holdings, Ltd. (Australia)	227,652	805,764
		16,077,146
Government (—%)
Poste Italiane SpA (Italy)	58,945	811,254
		811,254
Healthcare (9.1%)
10x Genomics, Inc. Class A †	19,800	2,882,484
Abbott Laboratories	62,200	7,347,686
AbbVie, Inc.	92,405	9,967,727
Abcam PLC (United Kingdom) †	86,869	1,727,526
Align Technology, Inc. †	14,700	9,781,821
AmerisourceBergen Corp.	22,000	2,627,900
Amgen, Inc.	3,800	808,070
Anthem, Inc.	41,664	15,532,339
Apollo Hospitals Enterprise, Ltd. (India)	59,910	3,602,137
AstraZeneca PLC (United Kingdom)	36,500	4,394,038
AstraZeneca PLC ADR (United Kingdom)	102,467	6,154,168
Biogen, Inc. †	19,500	5,518,305
Boston Scientific Corp. †	20,400	885,156
Bristol-Myers Squibb Co.	249,700	14,774,749
Danaher Corp.	33,561	10,217,311
DexCom, Inc. †	7,912	4,326,756
Edwards Lifesciences Corp. †	70,900	8,026,589
Eli Lilly and Co.	25,418	5,872,829
Eurofins Scientific (Luxembourg)	13,312	1,707,090
Fisher & Paykel Healthcare Corp., Ltd. (New Zealand)	24,349	535,389
Ginkgo Bioworks Holdings, Inc. † S	87,031	1,008,689
GlaxoSmithKline PLC (United Kingdom)	79,501	1,500,622
HCA Healthcare, Inc.	19,468	4,725,273
Hikma Pharmaceuticals PLC (United Kingdom)	30,434	1,001,228
ICON PLC (Ireland) †	7,181	1,881,566
IDEXX Laboratories, Inc. †	6,625	4,120,088
Incyte Corp. †	24,900	1,712,622
Ipsen SA (France)	9,708	926,793
IQVIA Holdings, Inc. †	23,896	5,724,048

Dynamic Asset Allocation Growth Fund 33

COMMON STOCKS (73.2%)* cont.	Shares	Value
Healthcare cont.
Johnson & Johnson	64,992	$10,496,208
Laboratory Corp. of America Holdings †	3,100	872,464
Lonza Group AG (Switzerland)	10,114	7,577,317
McKesson Corp.	59,601	11,883,247
Medtronic PLC	53,400	6,693,690
Merck & Co., Inc.	198,048	14,875,385
Merck KGaA (Germany)	31,160	6,776,019
Moderna, Inc. †	22,413	8,625,867
Molina Healthcare, Inc. †	8,300	2,251,873
Novartis AG (Switzerland)	71,589	5,873,177
Novo Nordisk A/S Class B (Denmark)	59,845	5,756,196
Ono Pharmaceutical Co., Ltd. (Japan)	28,700	654,573
Organon & Co.	5,534	181,460
Oxford Nanopore Technologies PLC (United Kingdom) †	45,927	379,089
Pfizer, Inc.	43,514	1,871,537
Recordati SpA (Italy)	11,791	685,855
Regeneron Pharmaceuticals, Inc. †	19,260	11,655,767
Roche Holding AG (Switzerland)	24,375	8,894,528
Sanofi (France)	35,269	3,395,156
Sartorius Stedim Biotech (France)	3,009	1,679,572
Seagen, Inc. †	5,900	1,001,820
Service Corp. International	14,000	843,640
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A (China)	21,200	1,261,838
Sonic Healthcare, Ltd. (Australia)	80,431	2,361,436
Sonova Holding AG (Switzerland)	8,193	3,089,981
Thermo Fisher Scientific, Inc.	8,217	4,694,619
UnitedHealth Group, Inc.	11,657	4,554,856
Vertex Pharmaceuticals, Inc. †	39,200	7,110,488
WuXi AppTec Co., Ltd. Class H (China)	140,412	3,277,725
		278,566,382
Homebuilding (0.2%)
Berkeley Group Holdings PLC (The) (United Kingdom)	13,794	808,004
Daiwa House Industry Co., Ltd. (Japan)	64,300	2,147,400
PulteGroup, Inc.	92,754	4,259,264
		7,214,668
Household furniture and appliances (0.1%)
HC Brillant Services GmbH (acquired 8/2/13, cost $1) (Private) (Germany) † ∆∆ F	2	—
SEB SA (France)	3,807	536,800
Tempur Sealy International, Inc.	44,800	2,079,168
Whirlpool Corp.	4,200	856,212
		3,472,180
Leisure (0.1%)
Brunswick Corp.	20,200	1,924,454
Polaris, Inc. S	11,300	1,352,158
		3,276,612
Lodging/Tourism (0.4%)
Hilton Worldwide Holdings, Inc. †	31,115	4,110,603
Marriott International, Inc./MD Class A †	49,700	7,360,073

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (73.2%)* cont.	Shares	Value
Lodging/Tourism cont.
Travel + Leisure Co.	19,200	$1,046,976
Wyndham Hotels & Resorts, Inc.	13,300	1,026,627
		13,544,279
Media (0.3%)
Interpublic Group of Cos., Inc. (The)	78,100	2,863,927
Universal Music Group NV (Netherlands) †	56,194	1,504,609
Walt Disney Co. (The) †	22,692	3,838,806
		8,207,342
Miscellaneous (0.1%)
Centre Testing International Group Co., Ltd. Class A (China)	470,969	1,847,687
		1,847,687
Publishing (0.2%)
S&P Global, Inc.	9,939	4,222,982
Thomson Reuters Corp. (Canada)	15,455	1,708,884
		5,931,866
Retail (5.6%)
Amazon.com, Inc. †	18,565	60,986,768
BJ’s Wholesale Club Holdings, Inc. † S	101,702	5,585,474
Home Depot, Inc. (The)	12,121	3,978,839
Industria de Diseno Textil SA (Inditex) (Spain)	34,329	1,248,975
Kingfisher PLC (United Kingdom)	297,366	1,345,359
Kohl’s Corp.	85,300	4,016,777
Li Ning Co., Ltd. (China)	246,500	2,843,604
lululemon athletica, Inc. (Canada) †	11,448	4,633,006
Moncler SpA (Italy)	22,779	1,393,181
Nike, Inc. Class B	44,439	6,453,876
Nitori Holdings Co., Ltd. (Japan)	16,200	3,187,062
O’Reilly Automotive, Inc. †	25,330	15,478,150
Poya International Co., Ltd. (Taiwan)	15,324	259,255
Ross Stores, Inc.	9,700	1,055,845
Target Corp.	61,244	14,010,790
TJX Cos., Inc. (The)	236,409	15,598,266
Wal-Mart de Mexico SAB de CV (Mexico)	1,110,386	3,762,881
Walmart, Inc.	155,351	21,652,822
Wesfarmers, Ltd. (Australia)	89,201	3,589,664
		171,080,594
Semiconductor (1.1%)
Applied Materials, Inc.	32,163	4,140,343
ASML Holding NV (Netherlands)	6,898	5,088,463
Novatek Microelectronics Corp. (Taiwan)	99,000	1,437,297
Parade Technologies, Ltd. (Taiwan)	29,000	1,686,656
Renesas Electronics Corp. (Japan) †	288,400	3,558,499
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	737,350	15,204,927
Tokyo Electron, Ltd. (Japan)	3,700	1,630,969
		32,747,154
Software (6.1%)
Activision Blizzard, Inc.	61,128	4,730,696
Adobe, Inc. †	45,468	26,176,837
Atlassian Corp PLC Class A (Australia) †	2,800	1,095,976

Dynamic Asset Allocation Growth Fund 35

COMMON STOCKS (73.2%)* cont.	Shares	Value
Software cont.
Autodesk, Inc. †	13,800	$3,935,346
Cadence Design Systems, Inc. †	74,861	11,336,950
Capcom Co., Ltd. (Japan)	43,800	1,216,566
Electronic Arts, Inc.	6,700	953,075
Intuit, Inc.	43,908	23,688,805
Manhattan Associates, Inc. †	9,400	1,438,482
Microsoft Corp.	297,020	83,735,878
Oracle Corp.	52,660	4,588,266
Oracle Corp. (Japan)	14,900	1,310,997
PearlAbyss Corp. (South Korea) †	16,679	1,121,238
Sage Group PLC (The) (United Kingdom)	192,791	1,840,071
Tata Consultancy Services, Ltd. (India)	163,154	8,261,638
Totvs SA (Brazil)	477,655	3,166,386
Veeva Systems, Inc. Class A †	23,200	6,685,544
Workday, Inc. Class A †	3,900	974,571
		186,257,322
Technology (0.1%)
SoftBank Group Corp. (Japan)	43,900	2,536,866
		2,536,866
Technology services (6.0%)
Accenture PLC Class A	48,500	15,516,120
Alibaba Group Holding, Ltd. (China) †	451,456	8,397,087
Alphabet, Inc. Class A †	17,936	47,952,255
Alphabet, Inc. Class C †	8,782	23,406,752
Capgemini SE (France)	10,601	2,204,692
Cognizant Technology Solutions Corp. Class A	29,000	2,152,090
DocuSign, Inc. †	31,927	8,218,968
Facebook, Inc. Class A †	57,934	19,662,220
Fidelity National Information Services, Inc.	81,911	9,966,930
Genpact, Ltd.	19,400	921,694
GoDaddy, Inc. Class A †	41,900	2,920,430
IBM Corp.	6,600	916,938
NAVER Corp. (South Korea)	9,417	3,068,476
Nomura Research Institute, Ltd. (Japan)	70,000	2,579,818
Palo Alto Networks, Inc. †	2,400	1,149,600
Pinterest, Inc. Class A †	171,900	8,758,305
Roku, Inc. †	23,600	7,395,060
Salesforce.com, Inc. †	3,144	852,716
SCSK Corp. (Japan)	26,400	558,268
Tencent Holdings, Ltd. (China)	173,911	10,197,136
Thoughtworks Holding, Inc. †	35,377	1,015,674
Yandex NV Class A (Russia) † S	41,030	3,269,681
Zebra Technologies Corp. Class A †	6,200	3,195,604
		184,276,514
Textiles (0.1%)
Hermes International (France)	2,494	3,446,899
		3,446,899
Tire and rubber (0.1%)
CIE Generale Des Etablissements Michelin SCA (France)	23,628	3,626,207
		3,626,207

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (73.2%)* cont.	Shares	Value
Toys (0.1%)
Nintendo Co., Ltd. (Japan)	8,000	$3,891,671
		3,891,671
Transportation (1.4%)
A. P. Moeller-Maersck A/S Class B (Denmark)	297	803,375
Copa Holdings SA Class A (Panama) † S	16,956	1,379,879
CSX Corp.	230,800	6,863,992
Deutsche Post AG (Germany)	118,171	7,447,905
Nippon Express Co., Ltd. (Japan)	5,900	406,496
Nippon Yusen KK (Japan)	36,600	2,752,993
Norfolk Southern Corp.	3,600	861,300
Ryder System, Inc.	13,000	1,075,230
Southwest Airlines Co. †	122,624	6,306,552
Union Pacific Corp.	60,506	11,859,782
United Parcel Service, Inc. Class B	8,800	1,602,480
Yamato Holdings Co., Ltd. (Japan)	47,500	1,204,211
		42,564,195
Utilities and power (1.8%)
AES Corp. (The)	38,100	869,823
Ameren Corp.	29,780	2,412,180
American Electric Power Co., Inc.	97,563	7,920,164
CLP Holdings, Ltd. (Hong Kong)	226,000	2,173,743
E.ON SE (Germany)	58,699	718,151
Edison International	42,500	2,357,475
Electricite De France SA (France)	126,441	1,587,828
Energias de Portugal (EDP) SA (Portugal)	609,511	3,197,308
Exelon Corp.	221,286	10,696,965
FirstEnergy Corp.	24,200	862,004
Fortum OYJ (Finland)	82,768	2,517,150
Kinder Morgan, Inc.	153,700	2,571,401
NRG Energy, Inc.	147,977	6,041,901
Osaka Gas Co., Ltd. (Japan)	48,200	885,946
Public Service Enterprise Group, Inc.	14,200	864,780
Southern Co. (The)	101,200	6,271,364
SSE PLC (United Kingdom)	114,558	2,405,549
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights)	11,872	15,434
Tokyo Gas Co., Ltd. (Japan)	46,600	867,832
		55,236,998
Total common stocks (cost $1,565,085,594)		$2,241,121,118

CORPORATE BONDS AND NOTES (8.2%)*	Principal amount	Value
Basic materials (0.5%)
Allegheny Technologies, Inc. sr. unsec. unsub. notes 7.875%, 8/15/23	$255,000	$286,875
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	285,000	402,206
Beacon Roofing Supply, Inc. 144A company guaranty sr. notes 4.50%, 11/15/26	80,000	83,200
Beacon Roofing Supply, Inc. 144A sr. unsec. unsub. notes 4.125%, 5/15/29	90,000	89,438

Dynamic Asset Allocation Growth Fund 37

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Basic materials cont.
Big River Steel, LLC/BRS Finance Corp. 144A sr. notes 6.625%, 1/31/29	$188,000	$203,275
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	175,000	186,813
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 4.25%, 2/1/32	110,000	112,475
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	168,000	178,080
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	210,000	208,720
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	170,000	168,773
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	260,000	313,300
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	631,000	719,446
Coeur Mining, Inc. 144A company guaranty sr. unsec. notes 5.125%, 2/15/29	170,000	163,209
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 6.75%, 12/1/27	350,000	371,438
Compass Minerals International, Inc. 144A company guaranty sr. unsec. notes 4.875%, 7/15/24	100,000	104,250
Constellium NV 144A company guaranty sr. unsec. notes 5.875%, 2/15/26 (France)	250,000	253,750
CP Atlas Buyer, Inc. 144A sr. unsec. notes 7.00%, 12/1/28	100,000	100,250
CVR Partners LP/CVR Nitrogen Finance Corp. 144A company guaranty sr. notes 6.125%, 6/15/28	50,000	52,438
Diamond BC BV 144A sr. unsec. unsub. notes 4.625%, 10/1/29 (Netherlands)	60,000	60,675
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	465,000	477,011
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec. notes 6.875%, 3/1/26 (Canada)	395,000	410,800
Freeport-McMoRan, Inc. company guaranty sr. unsec. bonds 4.625%, 8/1/30 (Indonesia)	115,000	124,344
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 4.375%, 8/1/28 (Indonesia)	260,000	272,025
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub. notes 5.45%, 3/15/43 (Indonesia)	145,000	178,531
GCP Applied Technologies, Inc. 144A sr. unsec. notes 5.50%, 4/15/26	495,000	506,138
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	566,000	554,102
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	150,000	149,250
Herens Holdco SARL 144A company guaranty sr. notes 4.75%, 5/15/28 (Luxembourg)	200,000	201,000
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 4.50%, 4/1/26 (Canada)	95,000	94,169
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)	60,000	62,841
Huntsman International, LLC sr. unsec. bonds 2.95%, 6/15/31	130,000	133,138
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	286,000	324,108

38 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Basic materials cont.
Ingevity Corp. 144A company guaranty sr. unsec. notes 3.875%, 11/1/28	$190,000	$189,525
Intelligent Packaging Holdco Issuer LP 144A sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	135,000	141,413
Intelligent Packaging, Ltd., Finco, Inc./Intelligent Packaging, Ltd. Co-Issuer, LLC 144A sr. notes 6.00%, 9/15/28 (Canada)	190,000	199,168
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	251,000	289,492
International Flavors & Fragrances, Inc. 144A company guaranty sr. unsec. bonds 3.468%, 12/1/50	47,000	49,325
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	83,000	82,292
Kraton Polymers, LLC 144A company guaranty sr. unsec. notes 4.25%, 12/15/25	245,000	256,025
Louisiana-Pacific Corp. 144A sr. unsec. notes 3.625%, 3/15/29	225,000	226,406
Mauser Packaging Solutions Holding Co. 144A sr. notes 8.50%, 4/15/24	75,000	77,625
Mauser Packaging Solutions Holding Co. 144A sr. notes 5.50%, 4/15/24	65,000	65,569
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)	230,000	234,888
Mercer International, Inc. sr. unsec. notes 5.125%, 2/1/29 (Canada)	190,000	194,038
NOVA Chemicals Corp. 144A sr. unsec. sub. notes 4.25%, 5/15/29 (Canada)	110,000	110,000
Novelis Corp. 144A company guaranty sr. unsec. bonds 3.875%, 8/15/31	50,000	49,453
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	485,000	510,560
Novelis Corp. 144A company guaranty sr. unsec. notes 3.25%, 11/15/26	50,000	50,709
Nutrien, Ltd. sr. unsec. bonds 5.25%, 1/15/45 (Canada)	70,000	92,116
Nutrien, Ltd. sr. unsec. bonds 4.125%, 3/15/35 (Canada)	330,000	373,929
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	129,000	146,909
Olympus Water US Holding Corp. 144A sr. unsec. notes 6.25%, 10/1/29	260,000	257,647
Packaging Corp. of America sr. unsec. unsub. notes 4.50%, 11/1/23	145,000	155,224
Pactiv Evergreen Group Issuer, LLC/Pactiv Evergreen Group Issuer, Inc. 144A sr. notes 4.375%, 10/15/28	50,000	50,188
SCIH Salt Holdings, Inc. 144A sr. notes 4.875%, 5/1/28	90,000	90,450
SCIH Salt Holdings, Inc. 144A sr. unsec. notes 6.625%, 5/1/29	175,000	168,000
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	255,000	280,017
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	7,000	7,095
Taseko Mines, Ltd. 144A company guaranty sr. notes 7.00%, 2/15/26 (Canada)	215,000	217,956
TMS International Holding Corp. 144A sr. unsec. notes 6.25%, 4/15/29	280,000	292,600
TopBuild Corp. 144A company guaranty sr. unsec. bonds 4.125%, 2/15/32 ##	70,000	70,700
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 144A company guaranty sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	260,000	261,950

Dynamic Asset Allocation Growth Fund 39

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Basic materials cont.
Tronox, Inc. 144A company guaranty sr. unsec. notes 4.625%, 3/15/29	$175,000	$174,125
United States Steel Corp. sr. unsec. notes 6.875%, 3/1/29	235,000	250,561
Univar Solutions USA, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/1/27	265,000	278,237
Westlake Chemical Corp. sr. unsec. bonds 3.125%, 8/15/51	926,000	873,565
Westlake Chemical Corp. sr. unsec. bonds 2.875%, 8/15/41	464,000	443,766
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	305,000	427,341
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 7.95%, 2/15/31	106,000	150,615
Weyerhaeuser Co. sr. unsec. unsub. notes 7.375%, 3/15/32 R	103,000	146,674
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	215,000	235,425
WR Grace Holdings, LLC 144A company guaranty sr. notes 4.875%, 6/15/27	165,000	169,744
WR Grace Holdings, LLC 144A sr. unsec. notes 5.625%, 8/15/29	150,000	154,502
		16,041,892
Capital goods (0.5%)
Adient Global Holdings, Ltd. 144A company guaranty sr. unsec. notes 4.875%, 8/15/26	200,000	204,754
Allison Transmission, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 1/30/31	120,000	116,700
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes 4.75%, 10/1/27	355,000	369,200
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	170,000	177,398
Amsted Industries, Inc. 144A sr. unsec. bonds 4.625%, 5/15/30	165,000	169,538
ARD Finance SA 144A sr. notes Ser. REGS, 6.50%, 6/30/27 (Luxembourg) ‡‡	400,000	424,940
Ardagh Metal Packaging Finance USA, LLC/Ardagh Metal Packaging Finance PLC 144A sr. unsec. notes 4.00%, 9/1/29	200,000	202,250
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A company guaranty sr. sub. notes 4.125%, 8/15/26 (Ireland)	240,000	249,120
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	180,000	177,734
Berry Global, Inc. 144A company guaranty sr. unsub. notes 1.57%, 1/15/26	472,000	471,877
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	394,000	538,234
Bombardier, Inc. 144A sr. unsec. notes 7.875%, 4/15/27 (Canada)	330,000	342,119
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)	25,000	26,000
Bombardier, Inc. 144A sr. unsec. notes 7.125%, 6/15/26 (Canada)	135,000	141,750
Bombardier, Inc. 144A sr. unsec. notes 6.00%, 2/15/28 (Canada)	90,000	91,013
CANPACK SA/Eastern PA Land Investment Holding, LLC 144A company guaranty sr. unsec. notes 3.125%, 11/1/25 (Poland)	200,000	203,000
Clarios Global LP 144A company guaranty sr. notes 6.75%, 5/15/25	144,000	151,920
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds 7.375%, 12/15/26	165,000	203,775
Deere & Co. sr. unsec. unsub. notes 2.60%, 6/8/22	235,000	237,454
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 11/15/22	100,000	101,656

40 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Capital goods cont.
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	$165,000	$166,031
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 (Canada)	60,000	61,500
GFL Environmental, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	50,000	49,625
GFL Environmental, Inc. 144A sr. notes 5.125%, 12/15/26 (Canada)	225,000	236,275
Granite US Holdings Corp. 144A company guaranty sr. unsec. notes 11.00%, 10/1/27	220,000	240,900
Great Lakes Dredge & Dock Corp. 144A company guaranty sr. unsec. notes 5.25%, 6/1/29	155,000	160,425
Honeywell International, Inc. sr. unsec. bonds 3.812%, 11/21/47	155,000	183,172
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	360,000	363,096
Husky III Holding, Ltd. 144A sr. unsec. notes 13.00%, 2/15/25 (Canada) ‡‡	295,000	313,438
Johnson Controls International PLC sr. unsec. bonds 4.95%, 7/2/64	250,000	329,799
Johnson Controls International PLC sr. unsec. unsub. bonds 4.50%, 2/15/47	198,000	243,824
L3Harris Technologies, Inc. sr. unsec. bonds 1.80%, 1/15/31	55,000	53,074
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	225,000	248,808
L3Harris Technologies, Inc. sr. unsec. sub. notes 4.40%, 6/15/28	220,000	251,044
LSF11 A5 HoldCo., LLC 144A sr. unsec. notes 6.625%, 10/15/29	175,000	175,000
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	120,000	120,000
Madison IAQ, LLC 144A sr. unsec. notes 5.875%, 6/30/29	240,000	241,800
MajorDrive Holdings IV, LLC 144A sr. unsec. notes 6.375%, 6/1/29	620,000	599,208
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	535,000	578,815
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	146,000	167,152
Otis Worldwide Corp. sr. unsec. notes 2.565%, 2/15/30	145,000	148,858
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. unsec. notes 8.50%, 5/15/27	250,000	265,938
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes 6.625%, 4/15/27	340,000	339,575
Raytheon Technologies Corp. sr. unsec. bonds 4.875%, 10/15/40 (acquired 6/8/20, cost $79,761) ∆∆	65,000	83,253
Raytheon Technologies Corp. sr. unsec. unsub. notes 4.125%, 11/16/28	445,000	506,493
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes 4.875%, 12/15/25	260,000	266,339
Roller Bearing Co. of America, Inc. 144A sr. notes 4.375%, 10/15/29	70,000	71,750
Sensata Technologies BV 144A company guaranty sr. unsec. notes 4.00%, 4/15/29	235,000	238,525
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	535,000	542,610
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes 6.125%, 10/1/26	335,000	361,381
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	115,000	119,169
Titan Acquisition, Ltd./Titan Co-Borrower, LLC 144A sr. unsec. notes 7.75%, 4/15/26 (Canada)	30,000	30,652
TransDigm, Inc. company guaranty sr. unsec. sub. notes 6.375%, 6/15/26	185,000	190,857

Dynamic Asset Allocation Growth Fund 41

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.875%, 5/1/29	$240,000	$240,446
TransDigm, Inc. company guaranty sr. unsec. sub. notes 4.625%, 1/15/29	160,000	159,721
TransDigm, Inc. company guaranty sr. unsec. sub. notes 5.50%, 11/15/27	305,000	313,388
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	860,000	896,551
Vertical Holdco GmbH 144A company guaranty sr. unsec. notes 7.625%, 7/15/28 (Germany)	200,000	213,750
Waste Connections, Inc. sr. unsec. sub. bonds 3.50%, 5/1/29	265,000	290,476
Waste Pro USA, Inc. 144A sr. unsec. notes 5.50%, 2/15/26	445,000	449,450
WESCO Distribution, Inc. 144A company guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	235,000	260,263
		15,372,863
Communication services (0.9%)
Altice France Holding SA 144A company guaranty sr. sub. notes 10.50%, 5/15/27 (Luxembourg)	255,000	278,868
Altice France Holding SA 144A company guaranty sr. unsec. notes 6.00%, 2/15/28 (Luxembourg)	370,000	355,376
Altice France SA 144A company guaranty sr. notes 5.50%, 1/15/28 (France)	200,000	201,250
Altice France SA 144A company guaranty sr. notes 5.125%, 7/15/29 (France)	200,000	196,095
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	916,000	936,642
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	154,000	160,325
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	505,000	530,242
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	1,389,000	1,369,753
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	1,250,000	1,229,773
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	547,000	654,292
CCO Holdings, LLC/CCO Holdings Capital Corp. sr. unsec. bonds 4.50%, 5/1/32	160,000	164,800
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	165,000	170,161
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 5.375%, 6/1/29	1,405,000	1,517,400
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.75%, 3/1/30	175,000	182,958
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. bonds 4.50%, 8/15/30	110,000	113,489
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 3.75%, 2/15/28	190,000	208,079
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 2.25%, 1/15/29	320,000	319,748
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 6.484%, 10/23/45	543,000	738,253
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	220,000	246,885

42 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Communication services cont.
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. sr. bonds 3.70%, 4/1/51	$205,000	$199,593
Comcast Corp. company guaranty sr. unsec. unsub. bonds 4.049%, 11/1/52	92,999	108,196
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.999%, 11/1/49	130,000	150,562
Comcast Corp. company guaranty sr. unsec. unsub. bonds 3.969%, 11/1/47	569,000	648,747
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	262,000	274,802
Comcast Corp. company guaranty sr. unsec. unsub. notes 6.50%, 11/15/35	8,000	11,482
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.375%, 2/15/25	420,000	452,148
Comcast Corp. company guaranty sr. unsec. unsub. notes 3.15%, 3/1/26	33,000	35,660
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	224,000	237,553
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.987%, 11/1/63	107,001	100,270
Comcast Corp. 144A company guaranty sr. unsec. bonds 2.887%, 11/1/51	34,000	32,612
CommScope Technologies, LLC 144A company guaranty sr. unsec. notes 6.00%, 6/15/25	84,000	85,050
Cox Communications, Inc. 144A company guaranty sr. unsec. bonds 2.95%, 10/1/50	291,000	273,623
Cox Communications, Inc. 144A sr. unsec. bonds 3.50%, 8/15/27	200,000	218,995
Crown Castle International Corp. sr. unsec. bonds 3.80%, 2/15/28 R	250,000	274,919
Crown Castle International Corp. sr. unsec. bonds 3.65%, 9/1/27 R	319,000	350,732
Crown Castle International Corp. sr. unsec. unsub. bonds 3.70%, 6/15/26 R	340,000	370,913
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	513,000	549,515
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	138,000	138,345
CSC Holdings, LLC 144A sr. unsec. unsub. notes 7.50%, 4/1/28	420,000	453,926
Deutsche Telekom International Finance BV company guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30 (Netherlands)	195,000	290,723
DISH DBS Corp. company guaranty sr. unsec. notes 7.75%, 7/1/26	275,000	310,537
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.875%, 11/15/24	165,000	177,421
DISH DBS Corp. company guaranty sr. unsec. unsub. notes 5.125%, 6/1/29	235,000	230,251
Embarq Corp. sr. unsec. unsub. bonds 7.995%, 6/1/36	275,000	294,907
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	142,000	150,653
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	820,000	869,600
Frontier Communications Corp. 144A company guaranty sr. notes 5.875%, 10/15/27	115,000	122,188
Frontier Communications Corp. 144A notes 6.75%, 5/1/29	340,000	358,275
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%, 7/15/25 (Luxembourg) (In default) †	270,000	151,200
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	500,000	514,400

Dynamic Asset Allocation Growth Fund 43

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Communication services cont.
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.25%, 7/1/28	$240,000	$241,855
Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub. notes 3.625%, 1/15/29	120,000	116,250
Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%, 1/15/23 (Canada)	52,000	54,990
Rogers Communications, Inc. company guaranty sr. unsec. bonds 8.75%, 5/1/32 (Canada)	166,000	249,722
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	880,000	1,126,400
Sprint Corp. company guaranty sr. unsec. notes 7.625%, 3/1/26	250,000	302,931
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	863,000	964,273
T-Mobile USA, Inc. company guaranty sr. bonds 2.25%, 11/15/31	600,000	588,359
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	114,000	125,874
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	782,000	861,522
T-Mobile USA, Inc. company guaranty sr. notes 2.55%, 2/15/31	213,000	213,759
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 2.875%, 2/15/31	160,000	161,360
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	15,000	15,758
T-Mobile USA, Inc. company guaranty sr. unsec. notes 4.00%, 4/15/22	75,000	75,875
T-Mobile USA, Inc. company guaranty sr. unsec. notes 2.625%, 2/15/29	115,000	116,214
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	255,000	270,938
TCI Communications, Inc. sr. unsec. unsub. notes 7.125%, 2/15/28	205,000	270,656
Telefonica Emisiones SA company guaranty sr. unsec. bonds 4.895%, 3/6/48 (Spain)	815,000	979,820
Verizon Communications, Inc. sr. unsec. bonds 3.70%, 3/22/61	652,000	688,465
Verizon Communications, Inc. sr. unsec. notes 2.55%, 3/21/31	325,000	328,995
Verizon Communications, Inc. sr. unsec. unsub. bonds 5.25%, 3/16/37	310,000	400,913
Verizon Communications, Inc. sr. unsec. unsub. notes 4.40%, 11/1/34	335,000	394,749
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	1,264,000	1,453,003
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%, 4/15/27 (Canada)	329,000	340,515
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 3.625%, 6/15/29 (Canada)	165,000	167,269
Ziggo BV 144A company guaranty sr. notes 5.50%, 1/15/27 (Netherlands)	150,000	155,063
		28,677,715
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN (BBA LIBOR USD 3 Month + 3.33%), 3.446%, perpetual maturity	134,000	131,153
		131,153

44 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Consumer cyclicals (1.2%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	$205,000	$203,748
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	240,000	263,700
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	148,000	153,967
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	710,000	780,651
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	566,000	577,218
Amazon.com, Inc. sr. unsec. unsub. notes 1.50%, 6/3/30	55,000	53,492
AMC Entertainment Holdings, Inc. 144A company guaranty sr. notes 10.50%, 4/15/25	90,000	96,300
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	115,000	117,444
American Builders & Contractors Supply Co., Inc. 144A sr. unsec. notes 3.875%, 11/15/29	110,000	109,175
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	155,000	151,062
BCPE Ulysses Intermediate, Inc. 144A sr. unsec. notes 7.75%, 4/1/27 ‡‡	360,000	357,300
Beasley Mezzanine Holdings, LLC 144A company guaranty sr. notes 8.625%, 2/1/26	360,000	367,200
BMW US Capital, LLC 144A company guaranty sr. unsec. notes 3.95%, 8/14/28	321,000	362,469
Boyd Gaming Corp. company guaranty sr. unsec. notes 4.75%, 12/1/27	115,000	118,529
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	235,000	242,344
Boyd Gaming Corp. 144A sr. unsec. notes 8.625%, 6/1/25	105,000	113,794
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A company guaranty sr. unsec. notes 6.25%, 9/15/27 (Canada)	105,000	110,383
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 144A sr. unsec. notes 5.00%, 6/15/29 (Canada)	240,000	245,412
Caesars Entertainment, Inc. 144A sr. unsec. notes 4.625%, 10/15/29	85,000	86,063
Carriage Services, Inc. 144A company guaranty sr. unsec. notes 4.25%, 5/15/29	110,000	110,121
Cengage Learning, Inc. 144A sr. unsec. unsub. notes 9.50%, 6/15/24	280,000	286,535
Cinemark USA, Inc. 144A company guaranty sr. notes 8.75%, 5/1/25	45,000	48,263
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.875%, 3/15/26	230,000	232,300
Cinemark USA, Inc. 144A company guaranty sr. unsec. notes 5.25%, 7/15/28	255,000	251,175
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. notes 5.125%, 8/15/27	160,000	165,570
Clear Channel Outdoor Holdings, Inc. 144A company guaranty sr. unsec. sub. notes 7.75%, 4/15/28	175,000	184,188
Clear Channel Outdoor Holdings, Inc. 144A sr. unsec. notes 7.50%, 6/1/29	180,000	187,200
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25	360,000	349,200
D.R. Horton, Inc. company guaranty sr. unsec. unsub. notes 1.30%, 10/15/26	590,000	583,352
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. notes 5.375%, 8/15/26	295,000	194,700

Dynamic Asset Allocation Growth Fund 45

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Diamond Sports Group, LLC/Diamond Sports Finance Co. 144A sr. unsec. notes 6.625%, 8/15/27	$200,000	$87,500
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	195,000	203,531
Dollar General Corp. sr. unsec. sub. notes 3.25%, 4/15/23	250,000	259,210
Ecolab, Inc. sr. unsec. unsub. bonds 2.70%, 11/1/26	750,000	799,282
Entercom Media Corp. 144A company guaranty notes 6.75%, 3/31/29	230,000	231,822
Entercom Media Corp. 144A company guaranty notes 6.50%, 5/1/27	195,000	199,454
Ford Motor Co. sr. unsec. unsub. notes 9.00%, 4/22/25	310,000	372,784
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.113%, 5/3/29	225,000	251,438
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.271%, 1/9/27	240,000	255,403
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	325,000	338,000
Full House Resorts, Inc. 144A company guaranty sr. notes 8.25%, 2/15/28	215,000	231,125
Garda World Security Corp. 144A sr. unsec. notes 6.00%, 6/1/29 (Canada)	170,000	166,571
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	245,000	252,350
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	60,000	60,456
General Motors Co. sr. unsec. bonds 5.95%, 4/1/49	132,000	173,965
General Motors Co. sr. unsec. bonds 5.20%, 4/1/45	60,000	73,065
General Motors Financial Co., Inc. company guaranty sr. unsec. notes 4.00%, 10/6/26	623,000	686,100
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	137,000	150,332
General Motors Financial Co., Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	55,000	59,542
Global Payments, Inc. sr. unsec. notes 2.90%, 5/15/30	149,000	153,735
Global Payments, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	505,000	532,434
GW B-CR Security Corp. 144A sr. unsec. notes 9.50%, 11/1/27 (Canada)	298,000	322,540
Hanesbrands, Inc. 144A company guaranty sr. unsec. notes 5.375%, 5/15/25	95,000	99,454
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	155,000	163,413
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp. company guaranty sr. unsec. notes 4.875%, 4/1/27	195,000	201,585
Home Depot, Inc. (The) sr. unsec. unsub. notes 2.625%, 6/1/22	410,000	415,729
Hyatt Hotels Corp. sr. unsec. unsub. notes 4.85%, 3/15/26	337,000	372,787
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26	200,207	211,248
iHeartCommunications, Inc. company guaranty sr. unsec. notes 8.375%, 5/1/27	453,499	484,110
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28 (United Kingdom)	110,000	128,975
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25 (United Kingdom)	983,000	1,084,987

46 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. bonds 4.65%, 10/1/28	$698,000	$813,310
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds 5.25%, 3/15/28 R	105,000	109,725
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	115,000	119,835
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	95,000	100,344
L Brands, Inc. company guaranty sr. unsec. bonds 6.75%, perpetual maturity	120,000	148,800
L Brands, Inc. company guaranty sr. unsec. notes 7.50%, perpetual maturity	250,000	284,063
L Brands, Inc. 144A company guaranty sr. unsec. notes 9.375%, 7/1/25	26,000	32,987
L Brands, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	110,000	124,850
LBM Acquisition, LLC 144A company guaranty sr. unsec. notes 6.25%, 1/15/29	175,000	174,913
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	379,000	439,147
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	280,000	282,800
Lions Gate Capital Holdings, LLC 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	335,000	346,313
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. notes 4.875%, 11/1/24	95,000	96,061
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 3/15/26	145,000	150,075
Live Nation Entertainment, Inc. 144A sr. notes 6.50%, 5/15/27	120,000	132,000
Masonite International Corp. 144A company guaranty sr. unsec. notes 5.375%, 2/1/28	90,000	94,770
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	115,000	114,138
Mattamy Group Corp. 144A sr. unsec. notes 5.25%, 12/15/27 (Canada)	320,000	334,400
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)	245,000	250,354
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	175,000	182,438
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.375%, 4/1/26	45,000	46,400
Mav Acquisition Corp. 144A sr. notes 5.75%, 8/1/28	240,000	235,800
Mav Acquisition Corp. 144A sr. unsec. notes 8.00%, 8/1/29	245,000	234,044
Meredith Corp. company guaranty sr. notes 6.50%, 7/1/25	115,000	123,050
Meredith Corp. company guaranty sr. unsec. notes 6.875%, 2/1/26	188,000	194,345
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	190,000	166,296
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	520,000	508,843
NESCO Holdings II, Inc. 144A company guaranty notes 5.50%, 4/15/29	235,000	243,742
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	180,000	184,950
Nexstar Broadcasting, Inc. 144A sr. unsec. notes 4.75%, 11/1/28	115,000	119,296
Nexstar Escrow, Inc. 144A sr. unsec. notes 5.625%, 7/15/27	115,000	121,667
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr. unsec. notes 5.00%, 2/1/25 (Luxembourg)	175,000	179,156

Dynamic Asset Allocation Growth Fund 47

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 5.625%, 10/1/28	$165,000	$171,188
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty sr. unsec. notes 4.50%, 7/15/29	130,000	127,114
Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. bonds 4.75%, 7/15/31	130,000	126,459
Omnicom Group, Inc. company guaranty sr. unsec. unsub. notes 3.60%, 4/15/26	390,000	426,696
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	265,000	272,950
PM General Purchaser, LLC 144A sr. notes 9.50%, 10/1/28	375,000	395,858
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A company guaranty sr. notes 3.375%, 8/31/27	120,000	115,126
Prime Security Services Borrower, LLC/Prime Finance, Inc. 144A notes 6.25%, 1/15/28	225,000	232,601
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 7.875%, 6/15/32	311,000	446,285
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes 5.50%, 3/1/26	80,000	92,725
Raptor Acquisition Corp./Raptor Co-Issuer, LLC 144A sr. notes 4.875%, 11/1/26	70,000	71,488
Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company guaranty sr. unsec. notes 5.75%, 1/15/29	205,000	212,638
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	20,000	20,896
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	87,000	81,884
Sabre GLBL, Inc. 144A company guaranty sr. notes 9.25%, 4/15/25	285,000	329,400
Scientific Games International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	365,000	410,128
Scientific Games International, Inc. 144A sr. unsec. notes 7.00%, 5/15/28	110,000	118,663
Scotts Miracle-Gro Co. (The) 144A company guaranty sr. unsec. bonds 4.375%, 2/1/32	120,000	120,975
Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. notes 4.50%, 10/15/29	335,000	350,075
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	130,000	130,454
Scripps Escrow II, Inc. 144A sr. unsec. bonds 5.375%, 1/15/31	145,000	142,557
Shift4 Payments, LLC/Shift4 Payments Finance Sub, Inc. 144A company guaranty sr. unsec. notes 4.625%, 11/1/26	245,000	255,719
Sinclair Television Group, Inc. 144A company guaranty sr. unsec. bonds 5.50%, 3/1/30	230,000	228,137
Sinclair Television Group, Inc. 144A sr. bonds 4.125%, 12/1/30	120,000	117,300
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	720,000	703,350
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.00%, 7/15/28	375,000	381,328
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	830,000	863,200
Six Flags Entertainment Corp. 144A company guaranty sr. unsec. bonds 5.50%, 4/15/27	155,000	160,038
Six Flags Theme Parks, Inc. 144A company guaranty sr. notes 7.00%, 7/1/25	235,000	250,275
Spanish Broadcasting System, Inc. 144A sr. notes 9.75%, 3/1/26	185,000	193,228

48 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	$115,000	$123,625
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 3/15/31	220,000	222,289
Square, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	580,000	594,923
Standard Industries, Inc. 144A sr. unsec. bonds 3.375%, 1/15/31	90,000	85,653
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	165,000	170,156
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	20,000	20,750
Station Casinos, LLC 144A sr. unsec. notes 4.50%, 2/15/28	225,000	228,566
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 2.691%, 9/15/31	500,000	495,849
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming Finance Corp. 144A company guaranty sr. unsub. notes 5.875%, 5/15/25	215,000	215,000
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	45,000	48,432
Taylor Morrison Communities, Inc. 144A sr. unsec. notes 5.75%, 1/15/28	110,000	122,540
Terrier Media Buyer, Inc. 144A company guaranty sr. unsec. notes 8.875%, 12/15/27	340,000	359,509
Townsquare Media, Inc. 144A sr. notes 6.875%, 2/1/26	395,000	414,379
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty sr. unsec. unsub. notes 5.875%, 6/15/24	145,000	159,500
Univision Communications, Inc. 144A company guaranty sr. notes 9.50%, 5/1/25	130,000	141,050
Univision Communications, Inc. 144A company guaranty sr. notes 6.625%, 6/1/27	235,000	255,269
Univision Communications, Inc. 144A company guaranty sr. notes 4.50%, 5/1/29	120,000	121,950
Urban One, Inc. 144A company guaranty sr. notes 7.375%, 2/1/28	180,000	192,990
Valvoline, Inc. 144A company guaranty sr. unsec. unsub. notes 4.25%, 2/15/30	150,000	155,520
ViacomCBS, Inc. company guaranty sr. unsec. bonds 4.20%, 6/1/29	115,000	131,032
ViacomCBS, Inc. company guaranty sr. unsec. unsub. bonds 2.90%, 1/15/27	121,000	128,548
ViacomCBS, Inc. company guaranty sr. unsec. unsub. notes 4.00%, 1/15/26	57,000	63,003
Victoria’s Secret & Co. 144A sr. unsec. notes 4.625%, 7/15/29	140,000	141,750
Walt Disney Co. (The) company guaranty sr. unsec. bonds 7.75%, 12/1/45	246,000	432,973
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr. unsec. notes 8.75%, 7/15/25	310,000	322,981
White Cap Buyer, LLC 144A sr. unsec. notes 6.875%, 10/15/28	215,000	226,825
Wolverine World Wide, Inc. 144A company guaranty sr. unsec. notes 4.00%, 8/15/29	180,000	181,800
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company guaranty sr. unsec. sub. notes 5.25%, 5/15/27	290,000	292,894
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	290,000	292,175
Wynn Resorts Finance, LLC/Wynn Resorts Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	70,000	73,851
		36,779,211

Dynamic Asset Allocation Growth Fund 49

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Consumer staples (0.5%)
1011778 BC ULC/New Red Finance, Inc. 144A bonds 4.00%, 10/15/30 (Canada)	$160,000	$158,400
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	160,000	162,434
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.875%, 1/15/28 (Canada)	200,000	201,250
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.875%, 2/15/30	65,000	70,038
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	605,000	634,666
Albertsons Cos., LLC/Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 7.50%, 3/15/26	205,000	221,400
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	197,000	266,805
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	491,000	586,168
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	235,000	276,660
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	285,000	289,631
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25	130,000	132,480
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	400,000	393,214
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	555,000	581,629
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes 8.50%, 7/15/25	85,000	85,319
CDW, LLC/CDW Finance Corp. company guaranty sr. unsec. notes 3.25%, 2/15/29	35,000	35,875
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	7,152	8,183
ERAC USA Finance, LLC 144A company guaranty sr. unsec. bonds 4.50%, 2/15/45	268,000	324,645
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	190,000	282,316
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	226,000	308,932
Fresh Market, Inc. (The) 144A company guaranty sr. notes 9.75%, 5/1/23	385,000	396,550
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes 8.75%, 10/1/25	195,000	203,775
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	405,000	405,527
IRB Holding Corp. 144A company guaranty sr. notes 7.00%, 6/15/25	120,000	127,407
JDE Peet’s NV 144A company guaranty sr. unsec. notes 1.375%, 1/15/27 (Netherlands)	355,000	350,243
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 2.25%, 3/15/31	563,000	563,881
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	270,000	313,450
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC 144A company guaranty sr. unsec. notes 4.75%, 6/1/27	145,000	151,381
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 5.00%, 7/15/35	310,000	381,227

50 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Consumer staples cont.
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	$335,000	$352,869
Kraft Heinz Foods Co. company guaranty sr. unsec. sub. notes 4.875%, 10/1/49	460,000	559,864
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.875%, 5/15/28	165,000	181,376
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	566,000	579,878
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 11/1/24	60,000	61,025
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	113,000	118,280
Match Group Holdings II, LLC 144A sr. unsec. bonds 3.625%, 10/1/31	100,000	98,813
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	50,000	52,063
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	470,000	491,373
Millennium Escrow Corp. 144A sr. notes 6.625%, 8/1/26	155,000	159,642
Mondelez International Holdings Netherlands BV 144A company guaranty sr. unsec. notes 2.125%, 9/19/22 (Netherlands)	485,000	493,757
Nestle Holdings, Inc. 144A company guaranty sr. unsec. notes 0.375%, 1/15/24	985,000	981,241
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	210,000	242,025
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	385,000	471,779
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	150,000	167,625
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	440,000	532,950
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	70,000	82,425
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	135,000	149,000
Newell Brands, Inc. sr. unsec. unsub. notes 4.70%, 4/1/26	215,000	237,044
Rite Aid Corp. 144A company guaranty sr. notes 8.00%, 11/15/26	193,000	194,457
Rite Aid Corp. 144A company guaranty sr. unsec. sub. notes 7.50%, 7/1/25	135,000	134,969
TripAdvisor, Inc. 144A company guaranty sr. unsec. notes 7.00%, 7/15/25	210,000	222,600
VM Consolidated, Inc. 144A company guaranty sr. unsec. notes 5.50%, 4/15/29	245,000	249,133
Yum! Brands, Inc. sr. unsec. sub. bonds 3.625%, 3/15/31	115,000	115,614
Yum! Brands, Inc. 144A sr. unsec. bonds 4.75%, 1/15/30	115,000	124,639
		14,967,927
Energy (0.7%)
Antero Midstream Partners LP/Antero Midstream Finance Corp. 144A company guaranty sr. unsec. notes 7.875%, 5/15/26	130,000	142,149
Antero Resources Corp. 144A company guaranty sr. unsec. notes 8.375%, 7/15/26	94,000	106,477
Antero Resources Corp. 144A company guaranty sr. unsec. notes 7.625%, 2/1/29	130,000	145,340
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30	120,000	126,378
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	125,000	139,998
Apache Corp. sr. unsec. unsub. notes 4.875%, 11/15/27	100,000	109,052
Apache Corp. sr. unsec. unsub. notes 4.625%, 11/15/25	85,000	91,375

Dynamic Asset Allocation Growth Fund 51

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Energy cont.
Apache Corp. sr. unsec. unsub. notes 4.375%, 10/15/28	$145,000	$156,781
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes 5.625%, 6/1/24 (Canada)	50,000	50,280
BP Capital Markets America, Inc. company guaranty sr. unsec. notes 3.119%, 5/4/26	270,000	291,967
BP Capital Markets America, Inc. company guaranty sr. unsec. unsub. notes 3.937%, 9/21/28	24,000	27,083
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes 3.279%, 9/19/27 (United Kingdom)	400,000	438,074
Callon Petroleum Co. company guaranty sr. unsec. notes 6.125%, 10/1/24	290,000	284,992
Callon Petroleum Co. 144A company guaranty notes 9.00%, 4/1/25	110,000	118,944
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 8.00%, 8/1/28	140,000	138,250
Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	195,000	264,956
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	280,000	285,246
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 5.375%, 1/15/26	255,000	250,232
ChampionX Corp. company guaranty sr. unsec. notes 6.375%, 5/1/26	126,000	131,040
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.125%, 6/30/27	122,000	141,045
Cheniere Energy Partners LP 144A company guaranty sr. unsec. bonds 4.00%, 3/1/31	180,000	188,496
Cheniere Energy Partners LP 144A company guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	117,000	117,293
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 7.50%, 5/15/25	55,000	57,177
Comstock Resources, Inc. 144A company guaranty sr. unsec. notes 5.875%, 1/15/30	240,000	249,600
Comstock Resources, Inc. 144A sr. unsec. notes 6.75%, 3/1/29	205,000	221,400
ConocoPhillips 144A company guaranty sr. unsec. notes 3.75%, 10/1/27	145,000	161,942
Continental Resources, Inc. company guaranty sr. unsec. bonds 4.90%, 6/1/44	175,000	195,563
Continental Resources, Inc. company guaranty sr. unsec. notes 4.375%, 1/15/28	205,000	226,781
Continental Resources, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	310,000	321,238
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	250,000	302,188
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes 5.00%, 5/1/29	205,000	214,041
DCP Midstream Operating LP company guaranty sr. unsec. notes 5.625%, 7/15/27	115,000	130,813
DCP Midstream Operating LP 144A company guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	305,000	399,550
Devon Energy Corp. sr. unsec. unsub. bonds 7.95%, 4/15/32	170,000	240,978
Devon Energy Corp. sr. unsec. unsub. bonds 7.875%, 9/30/31	120,000	169,800
Devon Energy Corp. sr. unsec. unsub. bonds 5.60%, 7/15/41	95,000	118,375

52 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Energy cont.
Devon Energy Corp. 144A sr. unsec. notes 5.25%, 10/15/27	$130,000	$138,177
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	170,000	182,044
DT Midstream, Inc. 144A sr. unsec. bonds 4.375%, 6/15/31	95,000	97,850
DT Midstream, Inc. 144A sr. unsec. notes 4.125%, 6/15/29	75,000	76,055
Encino Acquisition Partners Holdings, LLC 144A company guaranty sr. unsec. notes 8.50%, 5/1/28	295,000	301,638
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	390,000	410,475
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. notes 6.625%, 7/15/25	235,000	247,631
EnLink Midstream, LLC 144A company guaranty sr. unsec. notes 5.625%, 1/15/28	305,000	324,746
EOG Resources, Inc. sr. unsec. unsub. notes 2.625%, 3/15/23	415,000	426,205
EQT Corp. sr. unsec. notes 7.50%, 2/1/30	130,000	167,336
EQT Corp. sr. unsec. notes 5.00%, 1/15/29	25,000	28,149
Equinor ASA company guaranty sr. unsec. notes 5.10%, 8/17/40 (Norway)	110,000	145,697
Global Partners LP/GLP Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	35,000	36,329
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 5.125%, 6/15/28	210,000	219,356
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	95,000	96,069
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	270,000	280,125
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. bonds 6.00%, 2/1/31	55,000	56,513
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec. notes 5.75%, 2/1/29	55,000	56,513
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	325,000	329,550
ITT Holdings, LLC 144A sr. unsec. notes 6.50%, 8/1/29	260,000	262,275
MEG Energy Corp. 144A company guaranty sr. unsec. notes 5.875%, 2/1/29 (Canada)	30,000	30,638
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	130,000	133,766
Nabors Industries, Inc. company guaranty sr. unsec. notes 5.75%, 2/1/25	135,000	124,740
Nabors Industries, Inc. 144A company guaranty sr. unsec. notes 9.00%, 2/1/25	73,000	75,555
Nabors Industries, Ltd. 144A company guaranty sr. unsec. notes 7.25%, 1/15/26	100,000	97,260
Northriver Midstream Finance LP 144A sr. notes 5.625%, 2/15/26 (Canada)	175,000	182,000
Oasis Petroleum, Inc. 144A company guaranty sr. unsec. notes 6.375%, 6/1/26	120,000	125,700
Occidental Petroleum Corp. sr. unsec. bonds 6.625%, 9/1/30	155,000	191,038
Occidental Petroleum Corp. sr. unsec. bonds 6.125%, 1/1/31	60,000	72,029
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	295,000	347,422
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	390,000	490,669
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	75,000	101,151

Dynamic Asset Allocation Growth Fund 53

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Energy cont.
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 7.375%, 11/1/31	$205,000	$278,073
Ovintiv, Inc. company guaranty sr. unsec. unsub. bonds 6.625%, 8/15/37	70,000	96,001
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	70,000	96,303
PBF Holding Co., LLC/PBF Finance Corp. 144A company guaranty sr. notes 9.25%, 5/15/25	215,000	203,713
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	400,000	420,503
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	159,000	177,086
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	314,000	340,847
Petroleos de Venezuela SA company guaranty sr. unsec. bonds Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	515,000	28,325
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	153,000	144,876
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.84%, 1/23/30 (Mexico)	1,040,000	1,074,206
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 7.125%, 1/15/26 (Canada)	330,000	338,250
Precision Drilling Corp. 144A company guaranty sr. unsec. notes 6.875%, 1/15/29 (Canada)	55,000	57,444
Rattler Midstream LP 144A company guaranty sr. unsec. notes 5.625%, 7/15/25	165,000	171,814
Regency Energy Partners LP/Regency Energy Finance Corp. company guaranty sr. unsec. unsub. notes 4.50%, 11/1/23	72,000	76,500
Renewable Energy Group, Inc. 144A company guaranty sr. notes 5.875%, 6/1/28	80,000	82,700
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	80,000	81,200
Sabine Pass Liquefaction, LLC sr. bonds 4.20%, 3/15/28	184,000	205,435
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	155,000	172,625
Sabine Pass Liquefaction, LLC sr. notes 5.00%, 3/15/27	62,000	71,276
Shell International Finance BV company guaranty sr. unsec. unsub. notes 2.875%, 5/10/26 (Netherlands)	565,000	608,819
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	90,000	92,289
SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	190,000	194,045
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	205,000	212,241
SM Energy Co. 144A company guaranty notes 10.00%, 1/15/25	100,000	111,538
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	240,000	259,014
Southwestern Energy Co. 144A company guaranty sr. unsec. unsub. notes 5.375%, 2/1/29	450,000	481,500
Spectra Energy Partners LP sr. unsec. notes 3.375%, 10/15/26	190,000	205,872
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 7.50%, 10/1/25	60,000	64,800
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 6.00%, 12/31/30	205,000	210,023
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	265,000	270,300

54 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Energy cont.
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.875%, 1/15/29	$70,000	$78,433
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 6.50%, 7/15/27	115,000	123,996
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. notes 5.50%, 3/1/30	70,000	76,541
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	130,000	136,500
Transcanada Trust company guaranty jr. unsec. sub. FRB 5.30%, 3/15/77 (Canada)	342,000	367,223
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%, 8/1/25 (Cayman Islands)	100,500	100,500
Transocean Poseidon, Ltd. 144A company guaranty sr. notes 6.875%, 2/1/27	175,000	174,113
Transocean, Inc. 144A company guaranty sr. unsec. notes 11.50%, 1/30/27	200,000	206,000
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. notes 6.875%, 4/1/26	225,000	234,270
USA Compression Partners LP/USA Compression Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 9/1/27	115,000	121,739
Viper Energy Partners LP 144A company guaranty sr. unsec. notes 5.375%, 11/1/27	70,000	72,975
		21,129,503
Financials (2.0%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	210,000	220,185
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	195,000	189,311
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	434,000	487,478
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	519,000	539,947
Alliant Holdings Intermediate, LLC/Alliant Holdings Co-Issuer 144A sr. unsec. notes 6.75%, 10/15/27	290,000	300,150
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	337,000	486,065
American Express Co. sr. unsec. notes 2.65%, 12/2/22	486,000	499,155
AmWINS Group, Inc. 144A sr. unsec. notes 4.875%, 6/30/29	95,000	96,335
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr. unsec. notes 2.875%, 1/25/22 (United Kingdom)	775,000	781,487
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	217,000	232,066
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes 7.50%, 4/1/29	285,000	293,550
Athene Global Funding 144A notes 1.985%, 8/19/28	440,000	434,313
Australia & New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	200,000	193,859
Australia & New Zealand Banking Group, Ltd./United Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity (United Kingdom)	200,000	233,322
Banco Santander SA sr. unsec. unsub. FRN 1.722%, 9/14/27 (Spain)	200,000	199,071
Banco Santander SA sr. unsec. unsub. notes 4.379%, 4/12/28 (Spain)	200,000	227,128
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	200,000	227,221
Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%, perpetual maturity	297,000	330,784

Dynamic Asset Allocation Growth Fund 55

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Financials cont.
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%, perpetual maturity	$35,000	$39,165
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	190,000	192,278
Bank of America Corp. sr. unsec. unsub. bonds Ser. MTN, 3.248%, 10/21/27	1,055,000	1,139,146
Bank of America Corp. unsec. sub. notes 6.11%, 1/29/37	1,030,000	1,389,423
Bank of Nova Scotia (The) sr. unsec. unsub. notes 2.70%, 3/7/22 (Canada)	555,000	560,556
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. bonds 2.85%, 10/15/50	375,000	369,551
Berkshire Hathaway Finance Corp. company guaranty sr. unsec. notes 4.30%, 5/15/43	90,000	109,793
Blackstone Holdings Finance Co., LLC 144A company guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	120,000	113,356
Blackstone Mortgage Trust, Inc. 144A sr. notes 3.75%, 1/15/27 R	135,000	133,819
BNP Paribas SA 144A unsec. sub. FRB 2.588%, 8/12/35 (France)	410,000	397,585
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	327,000	359,097
Camden Property Trust sr. unsec. unsub. notes 4.875%, 6/15/23 R	190,000	201,646
Cantor Fitzgerald LP 144A unsec. notes 6.50%, 6/17/22	191,000	198,773
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	926,000	906,582
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	57,000	60,776
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	462,000	514,553
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	87,000	90,045
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	416,000	424,320
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	1,422,000	1,562,498
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	323,000	356,925
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	437,000	442,126
Citigroup, Inc. sr. unsec. unsub. notes 2.90%, 12/8/21	345,000	345,880
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	240,000	301,368
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	270,000	307,041
Citigroup, Inc. unsec. sub. notes 4.60%, 3/9/26	160,000	180,709
CNO Financial Group, Inc. sr. unsec. notes 5.25%, 5/30/29	210,000	246,095
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	205,000	230,723
Cobra AcquisitionCo., LLC 144A company guaranty sr. unsec. notes 6.375%, 11/1/29	190,000	190,000
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31	115,000	109,322
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. notes 3.375%, 10/1/28	120,000	115,800
Commonwealth Bank of Australia 144A sr. unsec. notes 3.15%, 9/19/27 (Australia)	580,000	632,994
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	200,000	199,372
Credit Suisse AG/New York, NY sr. unsec. notes 2.80%, 4/8/22	630,000	638,482
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)	290,000	312,475
Credit Suisse Group AG 144A sr. unsec. bonds 3.869%, 1/12/29 (Switzerland)	285,000	311,059
Credit Suisse Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	585,000	593,574

56 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Financials cont.
Danske Bank A/S 144A sr. unsec. notes 2.70%, 3/2/22 (Denmark)	$730,000	$737,238
Deutsche Bank AG sr. unsec. unsub. notes 1.686%, 3/19/26 (Germany)	835,000	839,745
Deutsche Bank AG unsec. sub. FRB 3.729%, 1/14/32 (Germany)	485,000	500,755
Digital Realty Trust LP company guaranty sr. unsec. bonds 4.45%, 7/15/28 R	212,000	243,097
Digital Realty Trust LP company guaranty sr. unsec. notes 4.75%, 10/1/25 R	575,000	647,375
Diversified Healthcare Trust company guaranty sr. unsec. notes 9.75%, 6/15/25 R	470,000	514,064
DNB Bank ASA 144A sr. unsec. notes 2.15%, 12/2/22 (Norway)	1,140,000	1,166,078
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	100,000	142,650
Empire Communities Corp. 144A sr. unsec. notes 7.00%, 12/15/25 (Canada)	90,000	94,275
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	468,000	534,143
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	364,000	396,191
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%, perpetual maturity	81,000	83,390
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	230,000	248,520
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25	153,000	156,060
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24	195,000	197,681
Freedom Mortgage Corp. 144A sr. unsec. notes 6.625%, 1/15/27	120,000	116,700
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 5.25%, 6/1/25	195,000	217,441
goeasy, Ltd. 144A company guaranty sr. unsec. notes 5.375%, 12/1/24 (Canada)	70,000	72,100
goeasy, Ltd. 144A company guaranty sr. unsec. notes 4.375%, 5/1/26 (Canada)	135,000	138,713
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	199,000	199,597
Goldman Sachs Group, Inc. (The) sr. unsec. FRB 4.223%, 5/1/29	751,000	848,721
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 5.75%, 1/24/22	303,000	308,126
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 3.85%, 1/26/27	1,285,000	1,411,869
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	114,000	117,321
Goldman Sachs Group, Inc. (The) unsec. sub. notes 6.75%, 10/1/37	122,000	174,462
Home Point Capital, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/26	115,000	104,075
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26	290,000	299,788
Huntington Bancshares, Inc. 144A unsec. sub. FRB 2.487%, 8/15/36	361,000	355,459
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.75%, 2/1/24	155,000	156,938
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	210,000	219,450
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 5.25%, 5/15/27	185,000	191,938
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. sub. notes 4.375%, 2/1/29	115,000	114,856
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	404,000	386,394

Dynamic Asset Allocation Growth Fund 57

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Financials cont.
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	$202,000	$190,095
International Lease Finance Corp. sr. unsec. unsub. notes 5.875%, 8/15/22	146,000	152,747
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	520,000	533,068
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	190,000	198,550
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	315,000	333,113
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	240,000	249,295
JPMorgan Chase & Co. jr. unsec. bonds 6.10%, perpetual maturity	94,000	102,159
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH, 4.60%, perpetual maturity	563,000	575,668
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (BBA LIBOR USD 3 Month + 1.00%), 1.125%, 5/15/47	116,000	103,219
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%, perpetual maturity	44,000	44,220
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	1,485,000	1,721,396
JPMorgan Chase & Co. unsec. sub. bonds 3.625%, 12/1/27	1,350,000	1,474,604
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	85,000	88,430
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	1,146,000	1,198,465
KKR Group Finance Co. III, LLC 144A company guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	160,000	206,837
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. notes 4.75%, 6/15/29 R	120,000	119,154
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A company guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	65,000	65,808
Ladder Capital Finance Holdings, LLLP/Ladder Capital Finance Corp. 144A sr. unsec. notes 4.25%, 2/1/27 R	220,000	218,350
Lloyds Banking Group PLC unsec. sub. notes 4.65%, 3/24/26 (United Kingdom)	215,000	241,637
Marsh & McLennan Cos., Inc. sr. unsec. sub. bonds 4.90%, 3/15/49	175,000	235,603
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 4.375%, 3/15/29	212,000	246,163
Metropolitan Life Global Funding I 144A notes 2.40%, 6/17/22	450,000	457,115
Metropolitan Life Global Funding I 144A notes 1.95%, 1/13/23	400,000	408,140
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	155,000	160,222
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	255,000	281,559
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN, 3.772%, 1/24/29	1,365,000	1,510,394
Morgan Stanley sr. unsec. unsub. notes 4.375%, 1/22/47	470,000	585,900
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN, 3.125%, 1/23/23	1,515,000	1,567,995
National Australia Bank, Ltd./New York, NY sr. unsec. notes 2.875%, 4/12/23 (Australia)	250,000	259,659
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 6.00%, 1/15/27	110,000	115,148
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 8/15/28	190,000	195,700
Nationstar Mortgage Holdings, Inc. 144A company guaranty sr. unsec. notes 5.125%, 12/15/30	70,000	70,155
NatWest Group PLC sr. unsec. unsub. FRB 4.892%, 5/18/29 (United Kingdom)	215,000	250,486

58 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Financials cont.
Neuberger Berman Group, LLC/Neuberger Berman Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	$155,000	$178,418
New York Life Global Funding 144A notes 1.10%, 5/5/23	1,320,000	1,336,239
OneMain Finance Corp. company guaranty sr. unsec. notes 8.875%, 6/1/25	60,000	65,100
OneMain Finance Corp. company guaranty sr. unsec. notes 4.00%, 9/15/30	120,000	119,400
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	110,000	127,463
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 6.625%, 1/15/28	120,000	138,000
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 6.875%, 3/15/25	170,000	191,038
OneMain Finance Corp. company guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	240,000	260,124
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.75%, 9/15/31	110,000	109,834
PennyMac Financial Services, Inc. 144A company guaranty sr. unsec. notes 5.375%, 10/15/25	225,000	231,401
PHH Mortgage Corp. 144A company guaranty sr. notes 7.875%, 3/15/26	360,000	366,300
PNC Bank NA sr. unsec. FRN 2.028%, 12/9/22	440,000	441,353
PNC Financial Services Group, Inc. (The) sr. unsec. notes 3.30%, 3/8/22	137,000	138,476
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	113,000	115,029
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	47,000	48,646
Provident Funding Associates LP/PFG Finance Corp. 144A sr. unsec. notes 6.375%, 6/15/25	295,000	300,163
Prudential Financial, Inc. jr. unsec. sub. FRN 5.625%, 6/15/43	50,000	52,813
Prudential Financial, Inc. jr. unsec. sub. FRN 5.20%, 3/15/44	146,000	156,950
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	285,000	323,374
Santander UK Group Holdings PLC 144A unsec. sub. notes 4.75%, 9/15/25 (United Kingdom)	280,000	311,928
Service Properties Trust company guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	80,000	89,819
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	431,000	463,601
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	170,000	178,925
Sumitomo Mitsui Trust Bank, Ltd. 144A sr. unsec. notes 0.80%, 9/12/23 (Japan)	800,000	804,853
Swiss Re Treasury US Corp. 144A company guaranty sr. unsec. notes 4.25%, 12/6/42	255,000	310,583
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	1,052,000	1,071,282
Toronto-Dominion Bank (The) unsec. sub. FRB 3.625%, 9/15/31 (Canada)	435,000	477,923
Truist Bank unsec. sub. FRN Ser. BKNT, 2.636%, 9/17/29	250,000	261,343
Truist Financial Corp. jr. unsec. sub. FRB Ser. N, 4.80%, 9/1/24	158,000	166,466
U.S. Bancorp sr. unsec. unsub. notes Ser. V, 2.625%, 1/24/22	575,000	578,112

Dynamic Asset Allocation Growth Fund 59

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Financials cont.
U.S. Bancorp unsec. sub. notes unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	$230,000	$234,469
UBS AG/London 144A sr. unsec. notes 1.75%, 4/21/22 (United Kingdom)	480,000	483,434
UBS Group AG 144A sr. unsec. notes 3.491%, 5/23/23 (Switzerland)	1,245,000	1,268,396
UBS Group Funding Jersey, Ltd. 144A company guaranty sr. unsec. notes 4.125%, 4/15/26 (Switzerland)	308,000	343,284
UBS Group Funding Switzerland AG company guaranty jr. unsec. sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	206,000	234,066
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	245,000	249,341
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U, 5.875%, perpetual maturity	172,000	192,855
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	104,000	107,250
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	284,000	281,235
		59,153,884
Healthcare (0.8%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	1,575,000	1,697,080
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	270,000	293,180
Air Methods Corp. 144A sr. unsec. notes 8.00%, 5/15/25	265,000	253,075
Amgen, Inc. sr. unsec. bonds 4.663%, 6/15/51	230,000	290,193
Amgen, Inc. sr. unsec. unsub. notes 2.60%, 8/19/26	347,000	367,074
Bausch Health Americas, Inc. 144A sr. unsec. notes 8.50%, 1/31/27	265,000	284,213
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.25%, 5/30/29	215,000	220,343
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 7.00%, 1/15/28	105,000	107,594
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.25%, 2/15/29	165,000	163,271
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/15/25	277,000	282,720
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/15/29	90,000	83,813
Bausch Health Cos., Inc. 144A sr. notes 4.875%, 6/1/28	195,000	202,069
Becton Dickinson and Co. sr. unsec. notes 2.823%, 5/20/30	102,000	106,878
Becton Dickinson and Co. sr. unsec. sub. bonds 1.957%, 2/11/31	500,000	486,254
Biogen, Inc. sr. unsec. sub. notes 3.625%, 9/15/22	465,000	479,557
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 2/20/23	1,025,000	1,063,921
Bristol-Myers Squibb Co. sr. unsec. notes 3.25%, 8/15/22	534,000	547,739
Bristol-Myers Squibb Co. sr. unsec. notes 2.90%, 7/26/24	501,000	531,932
Bristol-Myers Squibb Co. sr. unsec. notes 1.45%, 11/13/30	235,000	225,323
Bristol-Myers Squibb Co. sr. unsec. sub. notes 3.40%, 7/26/29	185,000	205,041
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	110,000	112,750
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	505,000	549,819
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	115,000	120,463
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 3.75%, 3/15/29	105,000	107,494
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 8.00%, 3/15/26	115,000	121,955

60 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Healthcare cont.
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 6.00%, 1/15/29	$25,000	$26,563
CHS/Community Health Systems, Inc. 144A company guaranty sr. notes 5.625%, 3/15/27	90,000	94,388
CHS/Community Health Systems, Inc. 144A company guaranty sr. unsec. sub. notes 6.875%, 4/1/28	165,000	158,606
CHS/Community Health Systems, Inc. 144A jr. notes 6.875%, 4/15/29	235,000	235,552
CHS/Community Health Systems, Inc. 144A sr. notes 6.625%, 2/15/25	225,000	235,406
Cigna Corp. company guaranty sr. unsec. unsub. notes 3.75%, 7/15/23	243,000	256,853
CVS Health Corp. sr. unsec. unsub. notes 4.78%, 3/25/38	1,097,000	1,345,078
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	44,000	45,946
CVS Pass-Through Trust 144A sr. mtge. notes 4.704%, 1/10/36	133,091	150,954
DH Europe Finance II Sarl company guaranty sr. unsec. bonds 3.40%, 11/15/49 (Luxembourg)	155,000	167,441
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 5.90%, 8/28/28	255,000	298,350
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty notes 9.50%, 7/31/27 (Ireland)	106,000	106,235
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr. unsec. notes 6.00%, 6/30/28 (Ireland)	163,000	116,545
Endo Luxembourg Finance Co. I Sarl/Endo US, Inc. 144A company guaranty sr. notes 6.125%, 4/1/29 (Luxembourg)	95,000	95,000
Global Medical Response, Inc. 144A sr. notes 6.50%, 10/1/25	115,000	118,881
HCA, Inc. company guaranty sr. bonds 3.50%, 7/15/51	427,000	423,278
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	118,000	131,809
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47	70,000	90,773
HCA, Inc. company guaranty sr. unsec. notes 5.375%, 9/1/26	240,000	274,596
HCA, Inc. company guaranty sr. unsec. notes 3.50%, 9/1/30	110,000	116,533
Jazz Securities DAC 144A company guaranty sr. unsub. notes 4.375%, 1/15/29 (Ireland)	200,000	207,260
Mallinckrodt International Finance SA/Mallinckrodt CB, LLC 144A company guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	253,000	245,410
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	19,000	20,136
Merck & Co., Inc. sr. unsec. unsub. notes 3.70%, 2/10/45	395,000	454,051
Merck & Co., Inc. sr. unsec. unsub. notes 2.75%, 2/10/25	122,000	129,164
Mozart Debt Merger Sub, Inc. 144A sr. unsec. notes 5.25%, 10/1/29	190,000	190,000
Novartis Capital Corp. company guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	650,000	784,620
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28	245,000	249,900
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA 144A sr. unsec. notes 7.375%, 6/1/25	51,000	53,805
Owens & Minor, Inc. 144A sr. unsec. notes 4.50%, 3/31/29	265,000	267,650
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	305,000	333,428
Roche Holdings, Inc. 144A company guaranty sr. unsec. bonds 4.00%, 11/28/44 (Switzerland)	550,000	668,420
Service Corp. International sr. unsec. bonds 5.125%, 6/1/29	320,000	347,888
Service Corp. International sr. unsec. notes 4.625%, 12/15/27	142,000	148,923
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	150,000	149,696

Dynamic Asset Allocation Growth Fund 61

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Healthcare cont.
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	$120,000	$124,050
Tenet Healthcare Corp. company guaranty sr. notes 4.625%, 7/15/24	60,000	60,900
Tenet Healthcare Corp. 144A company guaranty notes 6.25%, 2/1/27	60,000	62,250
Tenet Healthcare Corp. 144A company guaranty sr. notes 7.50%, 4/1/25	60,000	63,675
Tenet Healthcare Corp. 144A company guaranty sr. notes 5.125%, 11/1/27	465,000	484,763
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	1,125,000	1,164,285
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.25%, 6/1/29	290,000	294,350
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.75%, 3/1/28 (Israel)	300,000	342,750
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	260,000	273,650
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95%, 10/15/42	245,000	286,498
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.85%, 6/15/28	740,000	837,226
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.875%, 3/15/22	110,000	110,573
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.75%, 2/15/23	245,000	251,654
Viatris, Inc. 144A company guaranty sr. unsec. notes 2.30%, 6/22/27	291,000	297,134
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	335,000	376,445
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	157,000	155,545
		22,828,637
Technology (0.6%)
Ahead DB Holdings, LLC 144A company guaranty sr. unsec. notes 6.625%, 5/1/28	255,000	256,913
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	295,000	257,751
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	305,000	318,762
Analog Devices, Inc. sr. unsec. unsub. notes 3.90%, 12/15/25	255,000	282,992
Apple, Inc. sr. unsec. bonds 4.25%, 2/9/47	655,000	812,951
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	240,000	229,220
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	275,000	290,188
Apple, Inc. sr. unsec. notes 0.75%, 5/11/23	959,000	965,996
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	262,000	330,082
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	314,000	366,779
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	115,000	116,597
Arches Buyer, Inc. 144A sr. unsec. notes 6.125%, 12/1/28	115,000	117,206
Black Knight InfoServ, LLC 144A company guaranty sr. unsec. notes 3.625%, 9/1/28	185,000	185,925
Boxer Parent Co., Inc. 144A company guaranty sr. notes 7.125%, 10/2/25	65,000	69,378
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	185,000	193,984
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.50%, 1/15/28	705,000	765,883
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	456,000	505,236

62 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Technology cont.
Broadcom, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 2/15/51	$153,000	$152,679
Cisco Systems, Inc./California sr. unsec. unsub. bonds 5.90%, 2/15/39	180,000	259,997
Cisco Systems, Inc./California sr. unsec. unsub. notes 2.50%, 9/20/26	300,000	320,298
Clarivate Science Holdings Corp. 144A sr. unsec. notes 4.875%, 7/1/29	255,000	255,497
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	105,000	109,025
CommScope, Inc. 144A company guaranty sr. unsec. notes 8.25%, 3/1/27	170,000	177,943
Crowdstrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	215,000	214,280
Dell International, LLC/EMC Corp. company guaranty sr. bonds 8.35%, 7/15/46	74,000	120,017
Dell International, LLC/EMC Corp. company guaranty sr. notes 6.02%, 6/15/26	330,000	392,544
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A company guaranty sr. unsec. notes 7.125%, 6/15/24	75,000	76,688
Diebold Nixdorf, Inc. company guaranty sr. unsec. sub. notes 8.50%, 4/15/24	245,000	250,206
Diebold Nixdorf, Inc. 144A company guaranty sr. notes 9.375%, 7/15/25	110,000	120,382
Fidelity National Information Services, Inc. sr. unsec. bonds 2.25%, 3/1/31	115,000	114,148
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	180,000	196,010
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	510,000	580,518
Google, LLC sr. unsec. notes 3.375%, 2/25/24	335,000	358,045
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	390,000	395,397
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	405,000	418,980
Microchip Technology, Inc. company guaranty sr. notes 4.333%, 6/1/23	165,000	174,391
Microchip Technology, Inc. company guaranty sr. unsec. notes 4.25%, 9/1/25	240,000	250,975
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	799,000	826,004
Microsoft Corp. sr. unsec. unsub. bonds 2.525%, 6/1/50	60,000	57,735
Microsoft Corp. sr. unsec. unsub. bonds 2.40%, 8/8/26	930,000	987,921
Microsoft Corp. sr. unsec. unsub. notes 2.40%, 2/6/22	166,000	166,928
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	305,000	315,443
Oracle Corp. sr. unsec. notes 2.50%, 5/15/22	621,000	627,221
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	735,000	784,886
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	1,081,000	1,105,458
Plantronics, Inc. 144A company guaranty sr. unsec. notes 4.75%, 3/1/29	260,000	243,446
Qorvo, Inc. 144A company guaranty sr. unsec. bonds 3.375%, 4/1/31	185,000	195,064
Rocket Software, Inc. 144A sr. unsec. notes 6.50%, 2/15/29	310,000	306,900
Salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	320,000	323,726
Salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	320,000	319,197
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	430,000	432,941

Dynamic Asset Allocation Growth Fund 63

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Technology cont.
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	$315,000	$295,445
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A company guaranty sr. notes 5.75%, 6/1/25	95,000	99,750
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/1/29	175,000	175,438
Twilio, Inc. company guaranty sr. unsec. notes 3.875%, 3/15/31	120,000	122,857
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	230,000	235,290
VMware, Inc. sr. unsec. unsub. bonds 2.20%, 8/15/31	296,000	289,419
Western Digital Corp. company guaranty sr. unsec. notes 4.75%, 2/15/26	125,000	138,440
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 144A company guaranty sr. unsec. notes 3.875%, 2/1/29	370,000	368,150
		19,421,522
Transportation (0.1%)
Air Canada 144A sr. notes 3.875%, 8/15/26 (Canada)	25,000	25,094
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.75%, 4/20/29	235,000	253,213
American Airlines, Inc./AAdvantage Loyalty IP, Ltd. 144A company guaranty sr. notes 5.50%, 4/20/26	235,000	247,044
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	240,000	278,760
Delta Air Lines, Inc./SkyMiles IP, Ltd. 144A company guaranty sr. notes 4.75%, 10/20/28	350,000	390,250
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. bonds 3.40%, 11/15/26	113,000	122,706
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.90%, 2/1/24	210,000	223,856
United Airlines, Inc. 144A company guaranty sr. notes 4.625%, 4/15/29	90,000	93,011
United Airlines, Inc. 144A company guaranty sr. notes 4.375%, 4/15/26	90,000	92,363
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec. notes 6.50%, 6/15/27	615,000	658,050
		2,384,347
Utilities and power (0.4%)
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	425,000	419,153
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. J, 4.30%, 12/1/28	510,000	578,864
Buckeye Partners LP sr. unsec. bonds 5.85%, 11/15/43	105,000	105,095
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	60,000	61,200
Buckeye Partners LP 144A sr. unsec. notes 4.50%, 3/1/28	90,000	91,350
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	98,000	100,816
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	660,000	673,200
Calpine Corp. 144A sr. unsec. notes 5.00%, 2/1/31	45,000	45,000
Calpine Corp. 144A sr. unsec. notes 4.625%, 2/1/29	25,000	24,625
Consolidated Edison Co. of New York, Inc. sr. unsec. unsub. notes 4.20%, 3/15/42	130,000	149,361
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	350,000	398,438
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	445,000	479,256
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	80,000	116,050
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	385,000	422,480

64 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Utilities and power cont.
Duke Energy Progress, LLC sr. notes 3.375%, 9/1/23	$186,000	$195,743
Enbridge, Inc. company guaranty sr. unsec. unsub. bonds 4.50%, 6/10/44 (Canada)	355,000	413,425
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%, 12/1/26 (Canada)	210,000	235,414
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	1,345,000	1,308,013
Energy Transfer LP company guaranty sr. unsec. bonds 3.75%, 5/15/30	625,000	675,350
Energy Transfer LP company guaranty sr. unsec. notes 5.875%, 1/15/24	179,000	196,725
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	79,000	82,807
Energy Transfer LP sr. unsec. unsub. bonds 6.125%, 12/15/45	81,000	103,065
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	151,000	157,767
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	755,000	855,277
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	140,000	157,042
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	70,000	74,774
Kinder Morgan Energy Partners LP company guaranty sr. unsec. notes 5.40%, 9/1/44	116,000	144,871
Kinder Morgan Energy Partners LP company guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	155,000	160,301
Kinder Morgan, Inc./DE company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	157,000	225,247
NRG Energy, Inc. company guaranty sr. unsec. notes 6.625%, 1/15/27	39,000	40,402
NRG Energy, Inc. 144A company guaranty sr. bonds 4.45%, 6/15/29	160,000	177,023
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	444,000	473,693
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	255,000	252,131
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	100,000	106,375
NSTAR Electric Co. sr. unsec. unsub. notes 2.375%, 10/15/22 (Canada)	205,000	207,797
Oncor Electric Delivery Co., LLC sr. notes 5.30%, 6/1/42	45,000	61,351
Oncor Electric Delivery Co., LLC sr. notes 3.75%, 4/1/45	405,000	460,708
Pacific Gas and Electric Co. company guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	215,000	220,721
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	50,000	48,795
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	60,000	62,278
Pacific Gas and Electric Co. sr. notes 1.367%, 3/10/23	1,060,000	1,056,299
Public Service Electric & Gas Co. sr. notes Ser. MTN, 5.50%, 3/1/40	75,000	101,731
Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. escrow company guaranty sr. notes 11.50%, 10/1/21 F	90,000	3
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	317,000	337,845
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	264,000	277,681
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.625%, 2/15/27	135,000	139,733

Dynamic Asset Allocation Growth Fund 65

CORPORATE BONDS AND NOTES (8.2%)* cont.	Principal amount	Value
Utilities and power cont.
Vistra Operations Co., LLC 144A company guaranty sr. unsec. notes 5.50%, 9/1/26	$295,000	$303,098
Vistra Operations Co., LLC 144A company guaranty sr. unsec. sub. notes 5.00%, 7/31/27	150,000	154,875
		13,133,248
Total corporate bonds and notes (cost $237,116,984)		$250,021,902

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (5.5%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (1.1%)
Government National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 12/20/48 to 4/20/49	$522,553	$578,095
5.00%, 5/20/49	23,274	25,758
4.70%, with due dates from 5/20/67 to 8/20/67	173,497	190,021
4.642%, 6/20/67	72,521	80,162
4.50%, 5/20/49	70,739	77,514
4.48%, 3/20/67	86,484	95,777
3.00%, TBA, 10/1/51	16,000,000	16,718,310
3.00%, with due dates from 7/20/50 to 10/20/50	16,245,727	16,958,905
		34,724,542
U.S. Government Agency Mortgage Obligations (4.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.00%, 9/1/45	194,222	213,771
3.00%, with due dates from 2/1/47 to 1/1/48	6,234,168	6,559,833
2.50%, with due dates from 5/1/51 to 8/1/51	1,988,735	2,063,320
Federal National Mortgage Association Pass-Through Certificates
4.50%, with due dates from 2/1/39 to 4/1/39	25,181	27,849
4.00%, 1/1/57	624,411	693,990
4.00%, with due dates from 6/1/48 to 5/1/49	6,765,432	7,253,361
3.50%, 6/1/56	1,679,304	1,839,043
3.00%, with due dates from 4/1/46 to 11/1/48	8,591,267	9,109,694
2.50%, with due dates from 7/1/50 to 8/1/51	21,428,887	22,143,196
Uniform Mortgage-Backed Securities
6.00%, TBA, 10/1/51	5,000,000	5,592,466
4.00%, TBA, 10/1/51	1,000,000	1,071,523
3.50%, TBA, 10/1/51	23,000,000	24,339,561
2.50%, TBA, 11/1/51	15,000,000	15,436,524
2.50%, TBA, 10/1/51	15,000,000	15,466,994
2.50%, TBA, 10/1/36	22,000,000	22,921,239
		134,732,364
Total U.S. government and agency mortgage obligations (cost $168,567,431)		$169,456,906

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Bonds 4.375%, 2/15/38 [i]	$80,000	$109,910
U.S. Treasury Notes
1.625%, 9/30/26 [i]	242,000	249,524
1.125%, 2/28/27 [i]	145,000	145,655
0.75%, 4/30/26 [i]	225,000	223,992

66 Dynamic Asset Allocation Growth Fund

U.S. TREASURY OBLIGATIONS (—%)* cont.	Principal amount	Value
U.S. Treasury Notes
0.375%, 12/31/25 [i]	$333,000	$326,586
0.125%, 5/15/23 [i]	256,000	255,777
Total U.S. treasury obligations (cost $1,311,444)		$1,311,444

MORTGAGE-BACKED SECURITIES (2.5%)*	Principal amount	Value
Agency collateralized mortgage obligations (0.7%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%), 23.49%, 11/15/35	$32,961	$56,747
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month US LIBOR) + 19.86%), 19.609%, 3/15/35	27,160	36,246
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 16.732%, 6/15/34	14,824	17,345
REMICs IFB Ser. 4326, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.966%, 4/15/44	4,859,168	844,697
REMICs Ser. 5079, Class BI, IO, 5.50%, 2/25/51	3,084,300	648,475
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	7,619,494	1,438,180
REMICs Ser. 5024, Class HI, IO, 4.50%, 10/25/50	4,716,442	779,248
REMICs Ser. 5138, Class YI, IO, 4.50%, 12/25/49	5,491,001	974,216
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	4,417,999	771,682
REMICs Ser. 5080, Class DI, IO, 4.00%, 3/25/51	7,845,769	1,486,197
REMICs Ser. 5036, Class IK, IO, 4.00%, 4/25/50	4,668,270	792,672
REMICs Ser. 5152, Class IE, IO, 3.50%, 10/25/51	6,817,000	906,392
REMICs Ser. 5010, Class IA, IO, 3.50%, 9/25/50	3,060,149	523,146
REMICs Ser. 5127, Class AI, IO, 3.00%, 6/25/51	6,573,591	952,003
REMICs Ser. 5094, Class AI, IO, 3.00%, 4/25/41	9,075,242	1,001,263
Federal National Mortgage Association
REMICs IFB Ser. 06-62, Class PS, ((-6 x 1 Month US LIBOR) + 39.90%), 39.384%, 7/25/36	8,241	16,074
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%), 24.251%, 3/25/36	15,382	25,198
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%), 23.885%, 6/25/37	23,236	40,937
REMICs IFB Ser. 17-69, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 6.064%, 9/25/47	4,602,750	844,720
REMICs IFB Ser. 19-43, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 6.014%, 8/25/49	3,633,731	751,165
REMICs Ser. 21-67, Class DI, IO, 4.00%, 10/25/51	7,749,000	1,173,245
REMICs Ser. 21-28, Class GI, IO, 4.00%, 5/25/51	4,843,154	855,900
REMICs Ser. 20-67, Class JI, IO, 4.00%, 9/25/50	5,087,834	960,921
REMICs Ser. 21-65, Class LI, IO, 3.50%, 10/25/51	3,746,000	504,539
REMICs Ser. 20-96, Class JI, IO, 3.00%, 1/25/51	6,316,594	742,562
REMICs Ser. 21-28, Class NI, IO, 3.00%, 5/25/41	7,044,541	675,836
REMICs Ser. 21-45, Class MI, IO, 2.50%, 2/25/49	4,962,584	668,012
REMICs FRB Ser. 01-50, Class B1, IO, 0.38%, 10/25/41 W	264,224	1,321
Trust FRB Ser. 02-W8, Class 1, IO, 0.298%, 6/25/42 W	226,559	1,699
REMICs Ser. 01-79, Class BI, IO, 0.264%, 3/25/45 W	115,787	718
REMICs Ser. 03-34, Class P1, PO, zero %, 4/25/43	7,783	6,849

Dynamic Asset Allocation Growth Fund 67

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 17-162, Class QI, IO, 5.00%, 10/20/47	$763,080	$151,528
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	231,980	44,076
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	20,259	2,064
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	45,426	7,536
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	1,504,494	113,499
Ser. 21-117, Class MI, IO, 3.50%, 5/20/42	6,366,143	839,567
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	138,497	762
Ser. 15-124, Class NI, IO, 3.50%, 6/20/39	161,120	580
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	2,821,947	411,336
FRB Ser. 16-H16, Class LI, IO, 2.104%, 7/20/66 W	12,014,767	850,420
Ser. 15-H25, Class BI, IO, 1.875%, 10/20/65 W	3,461,147	238,127
Ser. 15-H26, Class EI, IO, 1.721%, 10/20/65 W	1,886,184	113,737
		21,271,437
Commercial mortgage-backed securities (1.0%)
Arbor Multifamily Mortgage Securities Trust 144A FRB Ser. 20-MF1, Class XA, IO, 1.086%, 5/15/53 W	4,179,069	289,139
AREIT CRE Trust 144A FRB Ser. 21-CRE5, Class A, 1.18%, 7/17/26	404,000	404,000
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	15,856	—
BANK FRB Ser. 19-BN20, Class XA, IO, 0.958%, 9/15/62 W	4,153,769	236,580
Barclays Commercial Mortgage Trust Ser. 19-C5, Class AS, 3.366%, 11/15/52 W	510,000	547,324
BBCMS Mortgage Trust 144A Ser. 21-C11, Class D, 2.00%, 9/15/54	320,000	269,884
Bear Stearns Commercial Mortgage Securities Trust 144A FRB Ser. 06-PW14, Class X1, IO, 0.763%, 12/11/38 W	73,481	257
Benchmark Mortgage Trust
Ser. 18-B8, Class AS, 4.532%, 1/15/52 W	221,000	255,269
Ser. 19-B11, Class AS, 3.784%, 5/15/52	243,000	269,467
Ser. 19-B13, Class AM, 3.183%, 8/15/57	247,000	263,456
BXMT, Ltd. 144A FRB Ser. 21-FL4, Class A, 1.134%, 5/15/38 (Cayman Islands)	534,000	534,244
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	370,000	402,057
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8, Class B, 4.199%, 6/15/50 W	193,000	208,312
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.887%, 12/15/47 W	154,000	155,694
FRB Ser. 11-C2, Class E, 5.887%, 12/15/47 W	562,000	558,342
Citigroup Commercial Mortgage Trust
Ser. 18-C6, Class AS, 4.642%, 11/10/51 W	178,000	206,623
Ser. 14-GC21, Class AS, 4.026%, 5/10/47	431,000	457,296
FRB Ser. 14-GC21, Class XA, IO, 1.32%, 5/10/47 W	3,307,413	85,698
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.26%, 3/10/47 W	256,000	271,776
FRB Ser. 12-GC8, Class XA, IO, 1.892%, 9/10/45 W	3,986,920	31,118
FRB Ser. 06-C5, Class XC, IO, 0.607%, 10/15/49 W	2,409,016	25
COMM Mortgage Trust
FRB Ser. 13-CR13, Class C, 5.045%, 11/10/46 W	520,000	552,100
FRB Ser. 14-CR17, Class C, 4.946%, 5/10/47 W	300,000	315,866

68 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-CR18, Class C, 4.914%, 7/15/47 W	$354,000	$361,062
Ser. 14-LC15, Class B, 4.599%, 4/10/47 W	229,000	241,419
FRB Ser. 15-LC21, Class B, 4.478%, 7/10/48 W	370,000	404,040
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	408,000	435,620
Ser. 14-LC15, Class AM, 4.198%, 4/10/47	342,000	365,261
Ser. 15-DC1, Class AM, 3.724%, 2/10/48	277,000	295,101
FRB Ser. 14-CR17, Class XA, IO, 1.122%, 5/10/47 W	5,938,125	124,154
FRB Ser. 13-CR11, Class XA, IO, 1.078%, 8/10/50 W	7,144,285	106,050
FRB Ser. 14-UBS6, Class XA, IO, 1.025%, 12/10/47 W	5,750,466	126,430
COMM Mortgage Trust 144A FRB Ser. 10-C1, Class D, 5.985%, 7/10/46 W	658,000	661,598
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C1, Class AX, IO, 0.753%, 2/15/40 W	1,324,277	4,503
FRB Ser. 07-C2, Class AX, IO, 0.048%, 1/15/49 W	1,129,254	—
CSAIL Commercial Mortgage Trust
Ser. 19-C15, Class B, 4.476%, 3/15/52	234,000	262,696
Ser. 19-C17, Class AS, 3.278%, 9/15/52	194,000	207,651
FRB Ser. 20-C19, Class XA, IO, 1.237%, 3/15/53 W	6,427,862	493,248
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.904%, 4/15/50 W	645,000	478,560
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.545%, 8/10/44 W	1,165,000	1,161,505
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. K099, Class X1, IO, 1.005%, 9/25/29 W	5,191,313	321,947
Multifamily Structured Pass-Through Certificates FRB Ser. K740, Class X1, IO, 0.845%, 9/25/27 W	5,167,835	209,717
Multifamily Structured Pass-Through Certificates FRB Ser. K131, Class X1, IO, 0.729%, 7/25/31 W	6,281,000	401,356
Multifamily Structured Pass-Through Certificates FRB Ser. K087, Class X1, IO, 0.51%, 12/25/28 W	11,515,928	290,457
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO, 1.625%, 2/10/46 W	4,212,749	64,780
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.845%, 6/10/47 W	652,000	678,229
Ser. 15-GC32, Class AS, 4.018%, 7/10/48 W	422,000	457,945
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	353,000	381,099
FRB Ser. 14-GC22, Class XA, IO, 1.104%, 6/10/47 W	6,704,073	123,889
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.187%, 8/10/43 W	246,000	181,660
Ser. 12-GC6, Class AS, 4.948%, 1/10/45	172,879	173,394
FRB Ser. 13-GC14, Class B, 4.897%, 8/10/46 W	247,000	261,052
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	458,000	464,874
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class C, 4.811%, 4/15/47 W	533,000	564,982
FRB Ser. 14-C22, Class C, 4.705%, 9/15/47 W	473,000	466,019
FRB Ser. 13-C12, Class B, 4.235%, 7/15/45 W	258,000	265,147
FRB Ser. 13-C17, Class XA, IO, 0.89%, 1/15/47 W	3,186,470	43,560

Dynamic Asset Allocation Growth Fund 69

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 13-C16, Class C, 5.189%, 12/15/46 W	$265,000	$281,106
Ser. 14-C20, Class AS, 4.043%, 7/15/47	351,000	374,034
FRB Ser. 13-LC11, Class XA, IO, 1.376%, 4/15/46 W	11,227,821	159,928
FRB Ser. 06-CB17, Class X, IO, 1.144%, 12/12/43 W	141,832	3,165
FRB Ser. 06-LDP8, Class X, IO, 0.23%, 5/15/45 W	92,223	1
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class C2, 5.872%, 11/15/43 W	159,402	157,967
FRB Ser. 12-C6, Class E, 5.31%, 5/15/45 W	559,000	424,511
FRB Ser. 12-C8, Class D, 4.828%, 10/15/45 W	330,000	316,171
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO, 0.253%, 2/15/40 W	15,021	—
LB-UBS Commercial Mortgage Trust 144A FRB Ser. 06-C6, Class XCL, IO, 0.775%, 9/15/39 W	1,115,254	148
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class B, 3.317%, 4/20/48 W	1,044,000	1,067,145
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 06-C4, Class X, IO, 6.11%, 7/15/45 W	6,099	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.218%, 2/15/47 W	289,000	309,576
FRB Ser. 14-C17, Class C, 4.637%, 8/15/47 W	708,000	706,395
Ser. 14-C15, Class B, 4.565%, 4/15/47 W	207,000	221,595
FRB Ser. 15-C24, Class B, 4.488%, 5/15/48 W	225,000	243,113
Ser. 13-C8, Class B, 3.659%, 12/15/48 W	329,000	336,797
FRB Ser. 14-C17, Class XA, IO, 1.214%, 8/15/47 W	3,315,988	68,817
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB Ser. 12-C6, Class D, 4.757%, 11/15/45 W	450,000	447,505
Morgan Stanley Capital I Trust Ser. 16-UB12, Class AS, 3.778%, 12/15/49 W	200,000	212,228
Morgan Stanley Capital I Trust 144A
FRB Ser. 07-IQ15, Class C, 6.382%, 6/11/49 W	816,729	829,519
FRB Ser. 11-C3, Class D, 5.467%, 7/15/49 W	231,000	230,423
Multifamily Connecticut Avenue Securities Trust 144A FRB Ser. 19-01, Class M7, 1.786%, 10/15/49	310,465	309,088
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.172%, 12/15/50 W	4,044,719	193,605
FRB Ser. 18-C8, Class XA, IO, 1.022%, 2/15/51 W	4,547,840	206,373
UBS Commercial Mortgage Trust 144A FRB Ser. 12-C1, Class C, 5.734%, 5/10/45 W	661,000	671,997
UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C4, Class XA, IO, 1.728%, 12/10/45 W	4,601,830	51,401
VMC Finance, LLC 144A FRB Ser. 21-FL4, Class A, 1.187%, 6/16/36	203,597	203,597
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.453%, 11/15/48 W	795,170	5
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.443%, 7/15/46 W	319,000	323,048
FRB Ser. 13-LC12, Class C, 4.443%, 7/15/46 W	408,000	363,335
Ser. 19-C49, Class AS, 4.244%, 3/15/52	582,000	659,542
FRB Ser. 16-LC25, Class AS, 4.093%, 12/15/59 W	401,000	441,328
Ser. 15-NXS3, Class AS, 3.972%, 9/15/57 W	210,000	227,035

70 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust
FRB Ser. 19-C52, Class XA, IO, 1.741%, 8/15/52 W	$3,643,171	$341,882
FRB Ser. 14-LC16, Class XA, IO, 1.243%, 8/15/50 W	9,653,685	224,926
FRB Ser. 16-LC25, Class XA, IO, 1.106%, 12/15/59 W	3,580,152	126,619
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12, Class D, 4.443%, 7/15/46 W	655,000	301,391
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C11, Class C, 4.325%, 3/15/45 W	335,000	344,901
Ser. 13-C11, Class AS, 3.311%, 3/15/45	460,000	471,352
FRB Ser. 14-C24, Class XA, IO, 0.997%, 11/15/47 W	8,657,527	195,211
FRB Ser. 14-C22, Class XA, IO, 0.941%, 9/15/57 W	19,692,545	380,795
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class D, 5.965%, 11/15/44 W	353,000	351,948
FRB Ser. 11-C3, Class D, 5.513%, 3/15/44 W	767,569	374,880
FRB Ser. 13-C15, Class D, 4.65%, 8/15/46 W	437,000	249,977
FRB Ser. 12-C9, Class XA, IO, 2.017%, 11/15/45 W	3,462,322	40,757
FRB Ser. 12-C10, Class XA, IO, 1.635%, 12/15/45 W	3,404,361	37,268
FRB Ser. 12-C9, Class XB, IO, 0.873%, 11/15/45 W	10,038,000	60,228
		30,936,165
Residential mortgage-backed securities (non-agency) (0.8%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.276%, 5/25/47	411,025	240,399
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.055%, 1/25/49 W	103,274	104,730
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	137,588	139,293
Banc of America Funding Trust FRB Ser. 05-B, Class 3M1, (1 Month US LIBOR + 0.68%), 0.762%, 4/20/35	243,175	242,090
Bellemeade Re, Ltd. 144A FRB Ser. 19-4A, Class M1C, (1 Month US LIBOR + 2.50%), 2.586%, 10/25/29 (Bermuda)	251,000	252,547
BRAVO Residential Funding Trust 144A Ser. 21-C, Class A1, 1.62%, 3/1/61	393,000	393,015
Bunker Hill Loan Depositary Trust 144A Ser. 20-1, Class A2, 2.60%, 2/25/55 W	285,000	291,476
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A, 2.751%, 5/25/35 W	207,212	211,027
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A1, 1.853%, 3/25/65 W	63,599	63,981
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.032%, 6/25/46	590,226	542,968
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 0.744%, 11/20/35	375,344	359,377
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 0.466%, 8/25/46	828,274	750,444
FRB Ser. 06-OA19, Class A1, (1 Month US LIBOR + 0.18%), 0.267%, 2/20/47	294,921	230,353
Credit Suisse Mortgage Trust 144A Ser. 21-RPL4, Class A1, 1.796%, 12/27/60 W	218,122	218,531
CSMC Trust 144A Ser. 21-RPL7, Class A1, 1.926%, 9/1/51	225,000	225,000

Dynamic Asset Allocation Growth Fund 71

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Deephaven Residential Mortgage Trust 144A Ser. 20-2, Class A1, 1.692%, 5/25/65	$81,698	$81,992
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%), 1.786%, 11/25/28 (Bermuda)	227,125	227,900
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-HQA1, Class M3, (1 Month US LIBOR + 6.35%), 6.436%, 9/25/28	197,493	207,728
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class M3, (1 Month US LIBOR + 5.55%), 5.634%, 7/25/28	193,843	203,313
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.236%, 11/25/28	334,108	344,895
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (1 Month US LIBOR + 5.00%), 5.086%, 12/25/28	442,504	464,146
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3, (1 Month US LIBOR + 4.75%), 4.836%, 10/25/24	19,909	20,057
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%), 4.786%, 4/25/28	382,058	395,266
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3, (1 Month US LIBOR + 4.65%), 4.736%, 10/25/28	1,795,347	1,860,369
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 3.536%, 10/25/29	625,000	647,497
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 9/25/30	269,426	272,921
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M1, (1 Month US LIBOR + 1.20%), 1.286%, 10/25/29	87,012	87,040
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 2.736%, 1/25/49	123,250	124,895
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 2.536%, 3/25/49	11,147	11,300
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 2.486%, 2/25/47	181,000	184,507
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2, (1 Month US LIBOR + 2.35%), 2.436%, 2/25/49	94,110	94,785
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.386%, 10/25/48	64,400	65,242
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 2.35%, 8/25/33	437,000	447,696
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2, (1 Month US LIBOR + 2.10%), 2.186%, 9/25/48	350,000	355,250
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (1 Month US LIBOR + 1.90%), 1.986%, 1/25/50	108,817	109,152
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.086%, 2/25/47	835,000	836,043
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 0.90%, 9/25/41	84,000	84,059
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2, (1 Month US LIBOR + 6.95%), 7.036%, 8/25/28	277,498	293,961
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 6.836%, 8/25/28	785,111	829,683

72 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.086%, 9/25/28	$555,671	$581,718
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 5.986%, 10/25/28	322,932	338,762
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 5.786%, 4/25/28	654,830	691,017
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 5.636%, 4/25/28	847,909	888,979
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2, (1 Month US LIBOR + 5.00%), 5.086%, 7/25/25	56,075	56,540
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (1 Month US LIBOR + 5.00%), 5.086%, 11/25/24	26,144	26,654
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 4.986%, 11/25/24	109,933	114,035
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2, (1 Month US LIBOR + 4.45%), 4.536%, 1/25/29	524,575	544,225
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2, (1 Month US LIBOR + 4.35%), 4.436%, 5/25/29	276,081	287,514
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 4.386%, 2/25/25	51,171	52,082
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2, (1 Month US LIBOR + 4.25%), 4.336%, 4/25/29	353,470	366,749
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2, (1 Month US LIBOR + 4.25%), 4.336%, 1/25/29	1,146,652	1,188,434
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	49,098	49,958
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2, (1 Month US LIBOR + 4.00%), 4.086%, 5/25/25	36,439	36,698
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 3.636%, 7/25/29	629,284	647,693
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 2.986%, 7/25/24	90,292	91,727
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M2, (1 Month US LIBOR + 2.55%), 2.636%, 12/25/30	273,972	278,522
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2, (1 Month US LIBOR + 2.35%), 2.436%, 1/25/31	230,727	233,756
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1M2A, (1 Month US LIBOR + 2.20%), 2.286%, 1/25/30	12,532	12,532
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (1 Month US LIBOR + 1.25%), 1.336%, 7/25/29	190,000	190,594
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.236%, 11/25/39	76,760	77,146
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (1 Month US LIBOR + 2.05%), 2.136%, 1/25/40	638,144	641,459
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.60%), 1.686%, 10/25/28 (Bermuda)	100,914	101,112
Legacy Mortgage Asset Trust 144A
Ser. 20-GS5, Class A1, 3.25%, 6/25/60	162,382	165,222
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	332,776	335,105
FRB Ser. 20-GS1, Class A1, 2.882%, 10/25/59	326,585	329,194

Dynamic Asset Allocation Growth Fund 73

MORTGAGE-BACKED SECURITIES (2.5%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Long Beach Mortgage Loan Trust FRB Ser. 04-1, Class A2, (1 Month US LIBOR + 0.80%), 0.886%, 2/25/34	$407,810	$407,835
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2, 2.824%, 2/25/35 W	112,678	114,527
Morgan Stanley ABS Capital I, Inc. Trust FRB Ser. 04-HE6, Class M1, (1 Month US LIBOR + 0.83%), 0.911%, 8/25/34	58,659	58,223
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 0.91%, 8/26/47 W	160,000	154,438
New Century Home Equity Loan Trust FRB Ser. 03-4, Class M1, (1 Month US LIBOR + 1.13%), 1.211%, 10/25/33	150,724	152,883
OSW Structured Asset Trust 144A FRB Ser. 20-RPL1, Class A1, 3.072%, 12/26/59	246,001	246,882
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%), 1.136%, 10/25/34	410,000	407,432
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A2, 2.508%, 5/25/60 W	189,000	189,831
Starwood Mortgage Residential Trust 144A
Ser. 20-2, Class M1E, 3.00%, 4/25/60	323,000	328,849
Ser. 20-3, Class A3, 2.591%, 4/25/65 W	407,000	406,999
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7, Class 1A1, (1 Month US LIBOR + 0.85%), 0.936%, 5/25/47	594,258	526,813
Towd Point Mortgage Trust 144A Ser. 16-5, Class M2, 3.375%, 10/25/56 W	177,000	184,966
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 07-HY2, Class 1A1, 2.993%, 12/25/36 W	272,539	265,238
FRB Ser. 05-AR12, Class 1A8, 2.808%, 10/25/35 W	364,293	359,789
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR + 0.96%), 1.046%, 7/25/45	139,777	133,263
FRB Ser. 04-AR12, Class A2B, (1 Month US LIBOR + 0.92%), 1.006%, 10/25/44	260,191	253,105
FRB Ser. 05-AR11, Class A1B3, (1 Month US LIBOR + 0.80%), 0.886%, 8/25/45	221,914	222,162
		25,255,590
Total mortgage-backed securities (cost $79,031,764)		$77,463,192

COLLATERALIZED LOAN OBLIGATIONS (0.6%)*	Principal amount	Value
522 Funding CLO, Ltd. 144A FRB Ser. 19-5A, Class A1, (BBA LIBOR USD 3 Month + 1.39%), 1.516%, 1/15/33 (Cayman Islands)	$595,000	$595,760
522 Funding CLO, Ltd. 144A FRB Ser. 21-7A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.27%, 4/23/34 (Cayman Islands)	250,000	250,234
AB BSL CLO 1, Ltd. 144A FRB Ser. 20-1A, Class A1A, (BBA LIBOR USD 3 Month + 1.50%), 1.626%, 1/15/33 (Cayman Islands)	595,000	595,869
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 1.23%, 4/15/34 (Cayman Islands)	250,000	250,113
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.292%, 10/20/34 (Cayman Islands) ##	435,000	435,000
AGL CLO 6, Ltd. 144A FRB Ser. 21-6A, Class AR, (BBA LIBOR USD 3 Month + 1.20%), 1.334%, 7/20/34 (Cayman Islands)	200,000	200,108

74 Dynamic Asset Allocation Growth Fund

COLLATERALIZED LOAN OBLIGATIONS (0.6%)* cont.	Principal amount	Value
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (BBA LIBOR USD 3 Month + 0.99%), 1.188%, 4/20/34 (Cayman Islands)	$294,000	$294,090
Apidos CLO XXIII 144A FRB Ser. 20-23A, Class AR, (BBA LIBOR USD 3 Month + 1.22%), 1.346%, 4/15/33	650,000	651,097
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (BBA LIBOR USD 3 Month + 1.05%), 1.249%, 4/20/34 (Cayman Islands)	250,000	250,233
Ares LX CLO, Ltd. 144A FRB Ser. 21-60A, Class A, (BBA LIBOR USD 3 Month + 1.12%), 1.255%, 7/18/34 (Cayman Islands)	250,000	250,179
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (BBA LIBOR USD 3 Month + 1.07%), 1.196%, 4/15/34 (Cayman Islands)	500,000	500,232
Balboa Bay Loan Funding, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.35%), 1.484%, 1/20/32	595,000	597,200
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (BBA LIBOR USD 3 Month + 1.09%), 1.224%, 4/20/31	250,000	249,775
Canyon Capital CLO, Ltd. 144A FRB Ser. 19-2A, Class A, (BBA LIBOR USD 3 Month + 1.37%), 1.496%, 10/15/32	250,000	250,077
Carlyle C17 CLO, Ltd. 144A FRB Ser. C17A, Class A1AR, (BBA LIBOR USD 3 Month + 1.03%), 1.159%, 4/30/31	408,000	408,299
Carlyle US CLO, Ltd. 144A FRB Ser. 21-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.00%), 1.134%, 4/20/31	250,000	250,081
CarVal CLO II, Ltd. 144A FRB Ser. 21-1A, Class ANR, (BBA LIBOR USD 3 Month + 1.11%), 1.244%, 4/20/32 (Cayman Islands)	277,000	277,309
Cedar Funding II CLO, Ltd. 144A FRB Ser. 21-1A, Class ARR, (BBA LIBOR USD 3 Month + 1.08%), 1.214%, 4/20/34	539,000	539,503
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 20-29A, Class A1N, (BBA LIBOR USD 3 Month + 1.70%), 1.834%, 7/20/31	159,000	159,350
Crestline Denali CLO XVII, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.06%), 1.186%, 10/15/31 (Cayman Islands)	275,000	275,015
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.23%), 1.356%, 10/15/29	500,000	500,018
Elmwood CLO II, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.284%, 4/20/34	304,000	304,330
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.24%), 1.366%, 4/15/33 (Cayman Islands)	350,000	350,935
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.267%, 10/20/34 (Cayman Islands)	250,000	250,874
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (BBA LIBOR USD 3 Month + 1.20%), 1.326%, 4/16/34 (Cayman Islands)	387,000	387,838
GoldenTree Loan Management US CLO 5, Ltd. 144A FRB Ser. 19-5A, Class A, (BBA LIBOR USD 3 Month + 1.30%), 1.434%, 10/20/32	250,000	250,000
Golub Capital Partners 48 LP 144A FRB Ser. 20-48A, Class A1, (BBA LIBOR USD 3 Month + 1.31%), 1.444%, 4/17/33	250,000	250,331
Greywolf CLO V, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.16%), 1.285%, 1/27/31 (Cayman Islands)	502,000	502,121
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (BBA LIBOR USD 3 Month + 1.23%), 1.356%, 10/15/31 (Cayman Islands)	249,053	248,951
HalseyPoint CLO 3, Ltd. 144A FRB Ser. 20-3A, Class A1A, (BBA LIBOR USD 3 Month + 1.45%), 1.579%, 11/30/32 (Cayman Islands)	527,000	528,728
Kayne CLO 6, Ltd. 144A FRB Ser. 19-6A, Class A1, (BBA LIBOR USD 3 Month + 1.38%), 1.514%, 1/20/33	250,000	250,186

Dynamic Asset Allocation Growth Fund 75

COLLATERALIZED LOAN OBLIGATIONS (0.6%)* cont.	Principal amount	Value
Madison Park Funding, Ltd. 144A FRB Ser. 18-30A, Class A, (BBA LIBOR USD 3 Month + 0.75%), 0.876%, 4/15/29	$342,013	$342,026
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	250,000	249,997
Northwoods Capital XVII, Ltd. 144A FRB Ser. 18-17A, Class A, (BBA LIBOR USD 3 Month + 1.06%), 1.198%, 4/22/31 (Cayman Islands)	250,000	249,512
Oaktree CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 1.292%, 7/15/34 (Cayman Islands)	322,000	322,231
OCP CLO, Ltd. 144A FRB Ser. 21-19A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 1.284%, 10/20/34 (Cayman Islands)	250,000	250,730
OZLM IX, Ltd. 144A FRB Ser. 18-9A, Class A1AR, (BBA LIBOR USD 3 Month + 1.28%), 1.414%, 10/20/31 (Cayman Islands)	563,857	563,857
OZLM XI, Ltd. 144A FRB Ser. 17-11A, Class A1R, (BBA LIBOR USD 3 Month + 1.25%), 1.379%, 10/30/30	544,053	544,182
Palmer Square Loan Funding, Ltd. 144A FRB Ser. 21-4A, Class A1, (BBA LIBOR USD 3 Month + 0.80%), 0.928%, 10/15/29 (Cayman Islands) ##	444,000	444,000
Regatta XVIII Funding, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.10%), 1.226%, 1/15/34	316,000	316,489
Riserva CLO, Ltd. 144A FRB Ser. 21-3A, Class ARR, (BBA LIBOR USD 3 Month + 1.06%), 1.194%, 1/18/34 (Cayman Islands)	250,000	249,624
RR, Ltd. 144A FRB Ser. 20-12A, Class AAR2, (BBA LIBOR USD 3 Month + 1.36%), 1.486%, 1/15/36	362,000	363,084
Shackleton CLO, Ltd. 144A FRB Ser. 20-11A, Class AR, (BBA LIBOR USD 3 Month + 1.09%), 1.215%, 8/15/30 (Cayman Islands)	305,000	305,143
Signal Peak CLO 8, Ltd. 144A FRB Ser. 20-8A, Class A, (BBA LIBOR USD 3 Month + 1.27%), 1.404%, 4/20/33 (Cayman Islands)	336,000	336,713
Sound Point CLO II, Ltd. 144A FRB Ser. 18-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.07%), 1.195%, 1/26/31 (Cayman Islands)	330,000	330,204
Sound Point CLO XXIX, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.07%), 1.21%, 4/25/34 (Cayman Islands)	373,000	373,233
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 1.298%, 7/20/34 (Cayman Islands)	322,000	322,115
Trinitas CLO XVI, Ltd. 144A FRB Ser. 21-16A, Class A1, (BBA LIBOR USD 3 Month + 1.18%), 1.314%, 7/20/34 (Cayman Islands)	824,000	825,803
Vibrant CLO VIII, Ltd. 144A FRB Ser. 18-8A, Class A1A, (BBA LIBOR USD 3 Month + 1.14%), 1.274%, 1/20/31 (Cayman Islands)	400,000	400,001
Voya CLO, Ltd. 144A FRB Ser. 13-2A, Class A1R, (BBA LIBOR USD 3 Month + 0.97%), 1.095%, 4/25/31	250,000	250,295
Wellfleet CLO, Ltd. 144A FRB Ser. 18-2A, Class A1, (BBA LIBOR USD 3 Month + 1.20%), 1.334%, 10/20/31 (Cayman Islands)	250,000	250,009
York CLO-4, Ltd. 144A FRB Ser. 20-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.09%), 1.224%, 4/20/32 (Cayman Islands)	350,000	350,175
ZAIS CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD 3 Month + 1.49%), 1.616%, 7/15/32	549,000	549,696
Total collateralized loan obligations (cost $19,306,637)		$19,292,955

76 Dynamic Asset Allocation Growth Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.3%)*	Principal amount	Value
Bahrain (Kingdom of) sr. unsec. bonds Ser. REGS, 5.25%, 1/25/33 (Bahrain)	$330,000	$313,077
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)	454,000	469,322
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 6/5/49 (Dominican Republic)	300,000	318,750
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	517,000	581,625
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%, 1/8/26 (Indonesia)	925,000	1,049,884
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	690,000	777,965
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)	285,000	296,399
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Ivory Coast)	785,000	829,156
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%, 7/23/24 (Ivory Coast)	350,000	372,750
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	540,000	661,473
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	320,000	367,577
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,051,000	1,228,682
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	230,000	259,038
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	230,000	254,727
Saudi Arabia (Kingdom of) sr. unsec. notes Ser. REGS, 2.90%, 10/22/25 (Saudi Arabia)	369,000	392,638
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	900,000	939,375
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	360,000	377,106
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	200,000	192,946
Uruguay (Oriental Republic of) sr. unsec. unsub. bonds 7.625%, 3/21/36 (Uruguay)	240,000	358,450
Venezuela (Republic of) sr. unsec. notes 9.00%, 5/7/23 (Venezuela) (In default) †	460,000	49,450
Venezuela (Republic of) sr. unsec. unsub. notes 8.25%, 10/13/24 (Venezuela) (In default) †	745,000	80,088
Total foreign government and agency bonds and notes (cost $9,851,519)		$10,170,478

ASSET-BACKED SECURITIES (0.3%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$510,000	$510,663
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR + 0.90%), 0.986%, 10/25/53	243,000	243,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 0.886%, 11/25/53	146,000	146,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 4/25/55	387,000	387,000

Dynamic Asset Allocation Growth Fund 77

ASSET-BACKED SECURITIES (0.3%)* cont.	Principal amount	Value
MRA Issuance Trust 144A
FRB Ser. 21-EBO4, Class A1X, (1 Month US LIBOR + 1.75%), 1.836%, 2/16/22	$636,000	$636,000
FRB Ser. 21-EBO1, Class A1X, (1 Month US LIBOR + 1.75%), 1.834%, 2/16/22	488,000	488,000
FRB Ser. 20-11, Class A1X, (1 Month US LIBOR + 1.70%), 1.784%, 4/22/22	556,000	556,000
FRB Ser. 21-NA1, Class A1X, (1 Month US LIBOR + 1.50%), 1.586%, 3/8/22	549,000	549,000
FRB Ser. 20-2, Class A2, (1 Month US LIBOR + 1.45%), 1.286%, 8/15/22	783,000	783,000
FRB Ser. 21-14, Class A1X, (1 Month US LIBOR + 1.25%), 1.243%, 2/15/22	622,000	622,000
FRB Ser. 21-8, Class A1X, (1 Month US LIBOR + 1.15%), 1.236%, 10/15/21	777,000	777,000
FRB Ser. 21-11, Class A1X, (1 Month US LIBOR + 1.15%), 1.234%, 1/25/22	636,000	637,270
MSG III Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 6/25/54	150,000	150,000
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.75%), 0.836%, 5/25/55	215,000	215,257
Provident Funding Mortgage Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 0.786%, 2/25/55	272,000	272,000
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR + 0.80%), 0.883%, 4/25/22	646,000	646,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR + 0.75%), 0.854%, 8/8/22	646,000	646,000
FRB Ser. 21-WL2, Class A, (1 Month US LIBOR + 0.70%), 0.786%, 3/25/54	404,000	404,000
FRB Ser. 21-WL1, Class A, (1 Month US LIBOR + 0.65%), 0.736%, 1/26/54	404,000	404,000
Toorak Mortgage Corp., Ltd. 144A
Ser. 19-1, Class A1, 4.535%, 3/25/22 W	264,692	265,635
Ser. 21-1, Class A1, 2.24%, 6/25/24	150,000	150,132
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%), 0.686%, 1/25/46	433,129	432,609
Total asset-backed securities (cost $9,916,233)		$9,920,566

SENIOR LOANS (0.3%)*c	Principal amount	Value
Adient US, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 3.584%, 4/1/28	$174,563	$174,489
Alpha 3 BV bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.00%, 3/5/28	139,650	139,446
AMC Entertainment Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.083%, 4/22/26	223,548	206,907
American Airlines, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	110,000	113,682
AppleCaramel Buyer, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	188,575	189,003
Arches Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	327,525	325,684

78 Dynamic Asset Allocation Growth Fund

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
Asurion, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.25%), 5.334%, 1/30/29	$140,000	$139,265
Asurion, LLC bank term loan FRN Ser. B9, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 7/31/27	94,762	93,317
Blackstone CQP Holdco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 6/4/28	284,288	283,341
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	421,300	417,277
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 4/3/24	161,212	157,760
Clarios Global LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 3.334%, 4/30/26	169,042	168,196
CP Atlas Buyer, Inc. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 3.75%), 4.25%, 11/23/27	388,050	386,595
CPG International, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	85,729	85,714
DIRECTV Financing, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 5.00%), 5.75%, 7/22/27	240,000	240,074
Epicor Software Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.75%), 8.75%, 7/30/28	120,000	123,150
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.00%, 7/30/27	188,100	188,015
Global Medical Response, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.75%, 10/5/25	481,363	482,807
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 12/1/27	184,075	184,635
iHeartCommunications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	147,114	147,040
IRB Holding Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.25%, 12/15/27	84,363	84,468
Jazz Financing Lux Sarl bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 5/31/28	264,338	264,636
Klockner-Pentaplast of America, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.25%, 2/4/26	149,250	149,531
MajorDrive Holdings IV, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/1/28	403,988	404,618
One Call Corp. bank term loan FRN Ser. B, (1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	269,325	271,345
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.083%, 6/30/25	197,192	196,946
Polaris Newco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	280,000	280,526
Quorum Health Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 7.00%), 8.00%, 4/29/25	352,112	352,334
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	170,000	146,625
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	114,742	111,013
Rocket Software, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	119,700	119,152
SCIH Salt Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 4.75%, 3/16/27	221,915	222,019

Dynamic Asset Allocation Growth Fund 79

SENIOR LOANS (0.3%)*c cont.	Principal amount	Value
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 8.50%), 8.584%, 6/26/26	$150,000	$149,720
Solenis International, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.084%, 6/26/25	395,971	395,766
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 2.832%, 10/1/25	154,224	153,106
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 3.167%, 3/28/25	332,230	325,965
TK Elevator US Newco, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.50%), 4.00%, 7/31/27	119,700	119,866
United Airlines, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.50%, 4/21/28	228,850	230,255
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 2.833%, 3/2/27	669,838	665,370
Total senior loans (cost $8,835,760)		$8,889,658

CONVERTIBLE PREFERRED STOCKS (0.2%)*	Shares	Value
Danaher Corp. 5.00% cv. pfd.	1,708	$2,763,631
T-Mobile US, Inc. 144A 5.25% cv. pfd. †	2,747	3,106,225
Total convertible preferred stocks (cost $4,593,022)		$5,869,856

INVESTMENT COMPANIES (0.1%)*	Shares	Value
iShares Core MSCI Emerging Markets ETF S	64,320	$3,972,403
Total investment companies (cost $4,017,801)		$3,972,403

PURCHASED OPTIONS OUTSTANDING (—%)* Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.33	$61,611,886	GBP	45,726,500	$361,477
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.16	62,352,011	EUR	53,828,300	353,411
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.16	62,352,011	EUR	53,828,300	414,703
UBS AG
NZD/USD (Put)	Nov-21/0.68	46,090,942	NZD	66,764,600	314,018
Total purchased options outstanding (cost $1,368,838)					$1,443,609

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	$125,000	$129,938
fuboTV, Inc. 144A cv. sr. unsec. notes 3.25%, 2/15/26	105,000	95,030
Nabors Industries, Inc. company guaranty cv. sr. unsec. notes 0.75%, 1/15/24	280,000	247,800
Transocean, Inc. cv. company guaranty sr. unsec. sub. notes 0.50%, 1/30/23	106,000	89,919
Total convertible bonds and notes (cost $503,260)		$562,687

80 Dynamic Asset Allocation Growth Fund

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value
Occidental Petroleum Corp.	8/3/27	$22.00	1,400	$16,590
Total warrants (cost $6,931)				$16,590

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	489	$12,342
Total preferred stocks (cost $12,225)		$12,342

SHORT-TERM INVESTMENTS (13.6%)*		Principal amount/ shares	Value
Barclays Bank PLC commercial paper 0.100%, 11/12/21		$15,000,000	$14,998,026
National Australia Bank, Ltd. commercial paper 0.080%, 12/1/21		14,000,000	13,998,289
Nationwide Building Society commercial paper 0.070%, 10/8/21		15,000,000	14,999,762
Nestle Finance International, Ltd. commercial paper 0.055%, 10/12/21		10,000,000	9,999,821
NRW.Bank commercial paper 0.050%, 10/8/21		15,000,000	14,999,801
Putnam Cash Collateral Pool, LLC 0.09% [d]	Shares	30,676,305	30,676,305
Putnam Short Term Investment Fund Class P 0.08% L	Shares	253,452,744	253,452,744
Societe Generale SA commercial paper 0.080%, 11/12/21		$15,000,000	14,998,763
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03% P	Shares	2,437,000	2,437,000
Swedbank AB commercial paper 0.060%, 10/6/21		$15,000,000	14,999,850
U.S. Treasury Bills 0.049%, 3/24/22 ∆ §		3,500,000	3,499,197
U.S. Treasury Bills 0.044%, 10/14/21 # ∆ §		5,600,000	5,599,944
U.S. Treasury Bills 0.043%, 3/3/22 # ∆ §		1,682,001	1,681,687
U.S. Treasury Bills 0.042%, 2/10/22 # ∆ §		1,500,000	1,499,752
U.S. Treasury Bills 0.041%, 3/17/22 # ∆ §		10,300,000	10,297,730
U.S. Treasury Bills 0.037%, 4/21/22 ∆		600,000	599,833
U.S. Treasury Bills 0.036%, 10/7/21 # ∆		700,000	699,996
U.S. Treasury Bills 0.027%, 10/5/21 # ∆ §		7,500,000	7,499,982
Total short-term investments (cost $416,938,866)			$416,938,482

TOTAL INVESTMENTS
Total investments (cost $2,526,464,309)	$3,216,464,188

Key to holding’s currency abbreviations
EUR	Euro
GBP	British Pound
NZD	New Zealand Dollar
USD /$	United States Dollar

Key to holding’s abbreviations
ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
BKNT	Bank Note
bp	Basis Points
CVR	Contingent Value Rights
DAC	Designated Activity Company
ETF	Exchange Traded Fund

Dynamic Asset Allocation Growth Fund 81

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2020 through September 30, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to “the SEC” represent the Securities and Exchange Commission and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $3,062,399,843.
†	This security is non-income-producing.
∆∆	This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $83,253, or less than 0.1% of net assets.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $13,165,654 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $7,283,611 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $10,400,185 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[d]	Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

82 Dynamic Asset Allocation Growth Fund

F	This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
S	Security on loan, in part or in entirety, at the close of the reporting period (Note 1).
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $233,601,593 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY
Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
United States	74.7%	Sweden	0.9%
United Kingdom	3.8	South Korea	0.8
Japan	3.1	Taiwan	0.7
France	2.2	Ireland	0.6
Switzerland	1.9	Hong Kong	0.6
Germany	1.8	Canada	0.6
China	1.3	Netherlands	0.6
Australia	1.2	Other	4.2
India	1.0	Total	100.0%

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $1,042,279,633)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	Australian Dollar	Sell	10/20/21	$10,348,093	$10,079,046	$(269,047)
	British Pound	Buy	12/15/21	3,993,023	4,106,936	(113,913)
	Canadian Dollar	Sell	10/20/21	3,874,115	3,895,591	21,476
	Euro	Buy	12/15/21	15,677,805	16,095,535	(417,730)
	Hong Kong Dollar	Buy	11/17/21	1,544,382	1,544,935	(553)
	Japanese Yen	Buy	11/17/21	12,543,050	12,666,764	(123,714)

Dynamic Asset Allocation Growth Fund 83

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $1,042,279,633) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
	New Zealand Dollar	Sell	10/20/21	$12,840,111	$12,949,151	$109,040
	Swedish Krona	Buy	12/15/21	2,891,861	2,964,889	(73,028)
	Swiss Franc	Sell	12/15/21	56,007	90,881	34,874
Barclays Bank PLC
	Australian Dollar	Sell	10/20/21	6,225,572	6,292,846	67,274
	British Pound	Buy	12/15/21	1,896,389	1,898,713	(2,324)
	Canadian Dollar	Sell	10/20/21	1,485,982	1,502,593	16,611
	Euro	Sell	12/15/21	1,677,918	1,646,246	(31,672)
	Hong Kong Dollar	Sell	11/17/21	86,591	86,625	34
	Japanese Yen	Buy	11/17/21	3,502,134	3,499,669	2,465
	New Zealand Dollar	Sell	10/20/21	4,069,751	4,098,425	28,674
	Swedish Krona	Buy	12/15/21	3,669,040	3,736,505	(67,465)
	Swiss Franc	Sell	12/15/21	11,634,856	11,817,575	182,719
Citibank, N.A.
	Australian Dollar	Buy	10/20/21	1,505,783	1,659,054	(153,271)
	British Pound	Sell	12/15/21	6,058,394	6,233,825	175,431
	Canadian Dollar	Buy	10/20/21	8,681,173	8,722,064	(40,891)
	Chinese Yuan (Offshore)	Sell	11/17/21	6,422,960	6,360,235	(62,725)
	Danish Krone	Sell	12/15/21	1,571,629	1,608,802	37,173
	Euro	Buy	12/15/21	12,541,920	12,837,787	(295,867)
	Hong Kong Dollar	Sell	11/17/21	754,449	754,716	267
	Japanese Yen	Buy	11/17/21	7,809,516	7,854,495	(44,979)
	New Zealand Dollar	Sell	10/20/21	10,865,809	10,979,883	114,074
	Swiss Franc	Sell	12/15/21	6,156,853	6,216,976	60,123
Credit Suisse International
	Australian Dollar	Buy	10/20/21	88,567	79,523	9,044
	British Pound	Sell	12/15/21	13,344,260	13,699,960	355,700
	Canadian Dollar	Sell	10/20/21	2,386,002	2,412,491	26,489
	Euro	Sell	12/15/21	4,009,646	4,106,203	96,557
	New Zealand Dollar	Buy	10/20/21	3,943,428	4,020,564	(77,136)
Goldman Sachs International
	Australian Dollar	Sell	10/20/21	14,334,475	15,014,536	680,061
	British Pound	Buy	12/15/21	28,239,670	29,170,750	(931,080)
	Canadian Dollar	Buy	10/20/21	24,138,950	24,081,585	57,365
	Chinese Yuan (Offshore)	Buy	11/17/21	30,792,598	30,550,624	241,974
	Euro	Buy	12/15/21	35,365,256	36,135,230	(769,974)
	Hong Kong Dollar	Buy	11/17/21	1,493,673	1,494,229	(556)
	Japanese Yen	Buy	11/17/21	6,804,906	7,156,134	(351,228)
	New Zealand Dollar	Sell	10/20/21	6,633,424	6,627,463	(5,961)
	Norwegian Krone	Sell	12/15/21	13,437,053	13,561,669	124,616
	Swedish Krona	Buy	12/15/21	13,871,090	14,126,188	(255,098)
	Swiss Franc	Buy	12/15/21	935,449	886,760	48,689

84 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $1,042,279,633) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/20/21	$11,796,616	$12,054,349	$(257,733)
	Australian Dollar	Sell	10/20/21	11,825,825	11,974,005	148,180
	British Pound	Sell	12/15/21	6,025,245	6,193,111	167,866
	Canadian Dollar	Buy	10/20/21	3,405,473	3,455,400	(49,927)
	Chinese Yuan (Offshore)	Buy	11/17/21	14,656,812	14,515,214	141,598
	Euro	Buy	12/15/21	9,058,942	9,281,485	(222,543)
	Hong Kong Dollar	Sell	11/17/21	5,379,102	5,381,022	1,920
	Japanese Yen	Sell	11/17/21	1,632,499	1,646,062	13,563
	New Zealand Dollar	Sell	10/20/21	4,115,518	4,144,128	28,610
	Swiss Franc	Sell	12/15/21	3,947,442	4,023,337	75,895
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/20/21	12,991,944	13,267,767	(275,823)
	British Pound	Buy	12/15/21	3,119,415	3,383,839	(264,424)
	Canadian Dollar	Buy	10/20/21	7,832,391	7,882,326	(49,935)
	Euro	Sell	12/15/21	11,839,037	12,146,998	307,961
	Japanese Yen	Sell	11/17/21	15,016,001	15,122,119	106,118
	New Zealand Dollar	Buy	10/20/21	29,206,576	29,442,612	(236,036)
	Norwegian Krone	Buy	12/15/21	2,601,122	2,651,667	(50,545)
	Singapore Dollar	Buy	11/17/21	2,519,956	2,531,781	(11,825)
	South Korean Won	Sell	11/17/21	7,982,610	8,336,013	353,403
	Swedish Krona	Buy	12/15/21	3,714,131	3,740,939	(26,808)
	Swiss Franc	Sell	12/15/21	7,526,488	7,669,784	143,296
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	10/20/21	20,238,820	20,519,095	(280,275)
	British Pound	Buy	12/15/21	21,478,536	22,023,640	(545,104)
	Canadian Dollar	Sell	10/20/21	4,030,357	4,093,481	63,124
	Euro	Buy	12/15/21	11,755,395	12,054,913	(299,518)
	Japanese Yen	Buy	11/17/21	6,677,255	6,751,998	(74,743)
	New Zealand Dollar	Sell	10/20/21	15,479,924	15,434,533	(45,391)
	Norwegian Krone	Buy	12/15/21	8,682,247	8,690,023	(7,776)
	Swedish Krona	Buy	12/15/21	21,241,505	21,649,045	(407,540)
	Swiss Franc	Sell	12/15/21	1,126,366	1,136,072	9,706
NatWest Markets PLC
	Australian Dollar	Buy	10/20/21	17,928,198	18,213,133	(284,935)
	British Pound	Buy	12/15/21	3,726,345	3,806,515	(80,170)
	Canadian Dollar	Sell	10/20/21	4,397,707	4,444,303	46,596
	Euro	Sell	12/15/21	28,099,889	28,780,201	680,312
	Hong Kong Dollar	Sell	11/17/21	732,261	732,525	264
	Japanese Yen	Sell	11/17/21	2,293,647	2,312,545	18,898
	New Zealand Dollar	Sell	10/20/21	15,124,424	15,280,237	155,813
	Norwegian Krone	Buy	12/15/21	4,345,713	4,347,353	(1,640)
	Swedish Krona	Buy	12/15/21	1,871,308	1,906,018	(34,710)
	Swiss Franc	Sell	12/15/21	1,745,556	1,779,000	33,444

Dynamic Asset Allocation Growth Fund 85

FORWARD CURRENCY CONTRACTS at 9/30/21 (aggregate face value $1,042,279,633) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co.
	Australian Dollar	Sell	10/20/21	$11,060,678	$11,176,076	$115,398
	British Pound	Sell	12/15/21	18,750,445	19,108,925	358,480
	Canadian Dollar	Buy	10/20/21	12,808,479	12,638,992	169,487
	Chinese Yuan (Offshore)	Sell	11/17/21	16,606,881	16,445,033	(161,848)
	Euro	Buy	12/15/21	6,628,723	6,952,490	(323,767)
	Hong Kong Dollar	Sell	11/17/21	12,282,776	12,286,717	3,941
	Japanese Yen	Sell	11/17/21	43,916,315	44,029,194	112,879
	New Zealand Dollar	Buy	10/20/21	3,504,126	3,374,005	130,121
	Norwegian Krone	Sell	12/15/21	2,315,627	2,318,472	2,845
	Swedish Krona	Sell	12/15/21	3,168,862	3,227,189	58,327
	Swiss Franc	Sell	12/15/21	2,427,418	2,520,855	93,437
Toronto-Dominion Bank
	Australian Dollar	Buy	10/20/21	3,985,298	4,065,548	(80,250)
	British Pound	Sell	12/15/21	817,416	936,033	118,617
	Canadian Dollar	Sell	10/20/21	1,363,768	1,360,132	(3,636)
	Chinese Yuan (Offshore)	Sell	11/17/21	14,534,022	14,391,296	(142,726)
	Euro	Buy	12/15/21	1,020,509	1,045,119	(24,610)
	Hong Kong Dollar	Sell	11/17/21	9,802,797	9,806,094	3,297
	Japanese Yen	Buy	11/17/21	14,280,926	14,399,502	(118,576)
	New Zealand Dollar	Sell	10/20/21	6,840,167	6,912,381	72,214
	Norwegian Krone	Buy	12/15/21	13,052,700	13,185,547	(132,847)
	Swedish Krona	Sell	12/15/21	2,487,857	2,482,241	(5,616)
UBS AG
	Australian Dollar	Buy	10/20/21	1,573,383	1,539,181	34,202
	British Pound	Sell	12/15/21	13,357,735	13,638,242	280,507
	Canadian Dollar	Buy	10/20/21	7,309,984	7,297,265	12,719
	Euro	Buy	12/15/21	9,999,406	10,231,851	(232,445)
	Hong Kong Dollar	Sell	11/17/21	2,314,427	2,315,265	838
	Japanese Yen	Buy	11/17/21	1,821,036	1,933,981	(112,945)
	New Zealand Dollar	Sell	10/20/21	9,688,655	9,719,244	30,589
	Norwegian Krone	Sell	12/15/21	10,657,994	10,745,361	87,367
	Swedish Krona	Buy	12/15/21	1,905,004	1,933,906	(28,902)
	Swiss Franc	Sell	12/15/21	12,703,496	12,947,499	244,003
WestPac Banking Corp.
	Australian Dollar	Sell	10/20/21	5,677,252	5,869,009	191,757
	British Pound	Buy	12/15/21	1,197,557	1,229,423	(31,866)
	Canadian Dollar	Sell	10/20/21	668,936	676,436	7,500
	Euro	Sell	12/15/21	593,605	607,994	14,389
	Hong Kong Dollar	Buy	11/17/21	747,396	747,668	(272)
	Japanese Yen	Buy	11/17/21	14,173,838	14,290,397	(116,559)
	New Zealand Dollar	Sell	10/20/21	5,737,703	5,771,811	34,108
Unrealized appreciation						7,164,319
Unrealized (depreciation)						(9,112,478)
Total						$(1,948,159)
* The exchange currency for all contracts listed is the United States Dollar.

86 Dynamic Asset Allocation Growth Fund

FUTURES CONTRACTS OUTSTANDING at 9/30/21
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
MSCI EAFE Index (Long)	348	$39,694,429	$39,445,800	Dec-21	$(1,749,025)
MSCI Emerging Markets Index (Long)	112	7,017,343	6,975,360	Dec-21	(294,422)
NASDAQ 100 Index E-Mini (Long)	44	12,920,600	12,920,600	Dec-21	(817,265)
Russell 2000 Index E-Mini (Long)	1,358	149,676,859	149,434,320	Dec-21	(3,013,653)
S&P 500 Index E-Mini (Long)	274	59,013,298	58,879,176	Dec-21	(2,816,602)
S&P 500 Index E-Mini (Short)	510	109,842,270	109,592,625	Dec-21	5,241,092
S&P Mid Cap 400 Index E-Mini (Long)	2	528,108	526,640	Dec-21	(15,662)
U.S. Treasury Bond 30 yr (Long)	102	16,240,313	16,240,313	Dec-21	(315,651)
U.S. Treasury Bond Ultra 30 yr (Long)	169	32,289,563	32,289,563	Dec-21	(883,946)
U.S. Treasury Bond Ultra 30 yr (Short)	6	1,146,375	1,146,375	Dec-21	31,445
U.S. Treasury Note 2 yr (Long)	282	62,055,422	62,055,422	Dec-21	(41,892)
U.S. Treasury Note 2 yr (Short)	266	58,534,547	58,534,547	Dec-21	32,651
U.S. Treasury Note 5 yr (Long)	482	59,161,735	59,161,735	Dec-21	(288,350)
U.S. Treasury Note 5 yr (Short)	2,085	255,917,462	255,917,462	Dec-21	1,236,472
U.S. Treasury Note 10 yr (Long)	258	33,955,219	33,955,219	Dec-21	(367,346)
U.S. Treasury Note Ultra 10 yr (Long)	6	871,500	871,500	Dec-21	(12,208)
U.S. Treasury Note Ultra 10 yr (Short)	641	93,105,250	93,105,250	Dec-21	1,296,930
Unrealized appreciation					7,838,590
Unrealized (depreciation)					(10,616,022)
Total					$(2,777,432)

WRITTEN OPTIONS OUTSTANDING at 9/30/21 (premiums $399,273)
Counterparty	Expiration date/strike price	Notional amount		Contract amount	Value
Bank of America N.A.
GBP/USD (Put)	Nov-21/$1.30	$61,611,886	GBP	45,726,500	$96,053
Goldman Sachs International
EUR/USD (Put)	Nov-21/1.14	62,352,011	EUR	53,828,300	92,219
JPMorgan Chase Bank N.A.
EUR/USD (Put)	Oct-21/1.15	62,352,011	EUR	53,828,300	152,513
UBS AG
NZD/USD (Put)	Nov-21/0.66	46,090,942	NZD	66,764,600	103,013
Total					$443,798

TBA SALE COMMITMENTS OUTSTANDING at 9/30/21 (proceeds receivable $72,726,230)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 3.00%, 10/1/51	$7,000,000	10/14/21	$7,325,658
Uniform Mortgage-Backed Securities, 2.50%, 10/1/51	33,000,000	10/14/21	34,027,385
Uniform Mortgage-Backed Securities, 2.00%, 11/1/51	12,000,000	11/10/21	12,008,718
Uniform Mortgage-Backed Securities, 2.00%, 10/1/51	19,000,000	10/14/21	19,048,688
Total			$72,410,449

Dynamic Asset Allocation Growth Fund 87

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$73,257,000	$438,077	$87,033	4/20/31	1.57% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	$(819,910)
32,802,000	302,762 E	(353,680)	12/15/26	0.95% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	(50,917)
12,027,000	111,009 E	129,571	12/15/26	3 month USD-LIBOR-BBA — Quarterly	0.95% — Semiannually	18,562
45,557,000	77,447 E	80,940	12/15/23	3 month USD-LIBOR-BBA — Quarterly	0.40% — Semiannually	3,494
59,521,000	1,254,703 E	1,444,365	12/15/31	3 month USD-LIBOR-BBA — Quarterly	1.35% — Semiannually	189,661
2,920,000	134,670 E	(129,644)	12/15/51	1.65% — Semiannually	3 month USD-LIBOR-BBA — Quarterly	5,027
8,784,000	405,118 E	389,941	12/15/51	3 month USD-LIBOR-BBA — Quarterly	1.65% — Semiannually	(15,177)
Total		$1,648,526	$(669,260)
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$123,571,113	$123,571,113	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.50%) — Monthly	A basket (GSGLPWDL) of common stocks — Monthly*	$(4,495)
120,677,507	120,677,507	—	12/15/25	1 month USD-LIBOR-BBA minus 0.15% — Monthly	A basket (GSGLPWDS) of common stocks — Monthly*	(21,533)
991,053	991,973	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Abbvie Inc. — Monthly	752
2,222,253	2,014,336	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Agilent Technologies, Inc. — Monthly	(208,292)
555,359	541,407	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Amgen Inc — Monthly	(14,046)
242,509	234,963	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Astellas Pharma Inc. — Monthly	(4,715)

88 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$946,723	$1,007,266	$—	12/15/25	(1 month USD-LIBOR-BBA) — Monthly	AstraZeneca PLC — Monthly	$60,512
743,378	796,464	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Astrazeneca Plc — Monthly	52,961
744,673	756,769	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bayer AG- Reg — Monthly	11,970
836,890	791,523	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Biogen Inc. — Monthly	(45,509)
742,822	708,916	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Bristol-Myers Squibb Co. — Monthly	(28,161)
718,806	678,603	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.30%) — Monthly	CSL Ltd. — Monthly	(36,513)
73,785	78,993	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Dajichi Sankyo Co Ltd. — Monthly	5,517
374,413	369,674	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Eisai Co Ltd. — Monthly	(1,638)
578,248	571,618	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eli Lilly & Co. — Monthly	(6,728)
223,220	196,587	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Eurofins Scientific — Monthly	(26,671)
218,272	205,735	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Galapagos NV — Monthly	(12,574)
632,636	615,798	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Gilead Sciences Inc — Monthly	(10,686)
1,052,165	1,027,564	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Glaxosmithkline Plc — Monthly	(10,549)
138,917	136,667	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Grifols Sa — Monthly	(2,273)
204,101	205,188	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	H Lundbeck A/S — Monthly	1,053
301,147	292,532	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Hikma Pharmaceuticals PLC — Monthly	(7,066)

Dynamic Asset Allocation Growth Fund 89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$344,971	$325,043	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Hisamitsu Pharmaceutical Co — Monthly	$(17,043)
1,398,677	1,261,041	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Illumina Inc — Monthly	(137,872)
151,286	141,687	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Incyte Corp — Monthly	(9,625)
1,309,783	1,304,843	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ipsen — Monthly	(5,162)
2,105,631	1,950,814	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	IQVIA Holdings, Inc. — Monthly	(155,173)
1,131,473	1,104,660	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Johnson & Johnson — Monthly	(27,004)
1,077,879	1,111,928	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck & Co. Inc. — Monthly	43,490
2,290,962	2,135,882	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Merck Kgaa — Monthly	(155,467)
2,237,128	1,973,757	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Mettler-Toledo International — Monthly	(263,749)
92,454	89,096	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Novartis Ag-Reg — Monthly	(3,374)
49,804	48,431	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Organon & Co. — Monthly	(1,382)
35,818	34,911	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Orion Oyj-Class B — Monthly	(914)
2,150,342	1,994,395	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perkinelmer Inc. — Monthly	(156,310)
909,420	954,599	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Perrigo Co Plc — Monthly	49,866
1,559,697	1,498,382	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Pfizer, Inc. — Monthly	(61,578)
51,457	49,559	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Recordati Industria Chemica — Monthly	(1,906)

90 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$128,444	$119,220	$—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Regeneron Pharmaceuticals — Monthly	$(9,245)
944,650	945,800	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sanofi — Monthly	990
1,163,050	1,035,987	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Sartorius Stedim Biotech — Monthly	(127,259)
400,682	400,004	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Shionogi & Co Ltd — Monthly	1,839
991,778	943,351	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Sumitomo Dajnippon Pharma Co. — Monthly	(42,646)
761,762	739,797	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Taisho Pharmaceutical Holdin — Monthly	(17,000)
414,795	403,641	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.40%) — Monthly	Takeda Pharmaceutical Co Ltd — Monthly	(2,384)
557,405	605,253	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Teva Pharmaceutical-Sp Adr — Monthly	47,754
1,802,035	1,828,827	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Thermo Fisher Scientific Inc — Monthly	27,320
205,432	214,408	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Ucb Sa — Monthly	8,941
28,140	27,027	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vertex Pharmaceuticals Inc — Monthly	(1,118)
899,919	888,121	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Viatris, Inc. — Monthly	(11,950)
485,308	465,221	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Vifor Pharma AG — Monthly	(20,169)
2,522,155	2,198,824	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Waters Corp. — Monthly	(323,757)
1,685,933	1,604,761	—	12/15/25	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Zoetis, Inc. — Monthly	(81,457)

Dynamic Asset Allocation Growth Fund 91

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A.
$39,696,724	$38,537,558	$—	2/5/22	(1 month USD-LIBOR-BBA plus 0.35%) — Monthly	Russell 1000 Value Total Return Index — Monthly	$(1,027,689)
Upfront premium received		—		Unrealized appreciation		312,965
Upfront premium (paid)		—		Unrealized (depreciation)		(3,102,682)
Total		$—		Total	$(2,789,717)
* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSGLPWDL) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
Sonic Healthcare, Ltd. (Australia)	Health care	20,525	$603,347	0.49%
Electronic Arts, Inc.	Technology	4,187	595,602	0.48%
Roku, Inc.	Technology	1,901	595,594	0.48%
Nintendo Co., Ltd. (Japan)	Consumer cyclicals	1,220	595,360	0.48%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	17,478	593,234	0.48%
Marubeni Corp. (Japan) (Japan)	Conglomerates	70,610	592,060	0.48%
Take-Two Interactive Software, Inc.	Technology	3,828	589,825	0.48%
Veeva Systems, Inc. Class A	Technology	2,046	589,496	0.48%
AtoS SE (France)	Technology	11,026	589,409	0.48%
Roche Holding AG (Switzerland)	Health care	1,604	588,369	0.48%
Recruit Holdings Co., Ltd. (Japan)	Consumer staples	9,548	586,134	0.47%
CyberAgent, Inc. (Japan)	Consumer cyclicals	30,110	585,993	0.47%
Nitori Holdings Co., Ltd. (Japan)	Consumer cyclicals	2,950	585,958	0.47%
Netflix, Inc.	Consumer staples	960	585,888	0.47%
Merck & Co., Inc.	Health care	7,796	585,522	0.47%
Newcrest Mining, Ltd. (Australia)	Basic materials	35,681	584,015	0.47%
Aegon NV (Netherlands)	Financials	112,796	583,646	0.47%
Bank Leumi Le-Israel BM (Israel)	Financials	68,442	583,595	0.47%
MSCI, Inc.	Technology	959	583,344	0.47%
Royal Dutch Shell PLC Class A (United Kingdom)	Energy	26,158	583,311	0.47%
DSV A/S (Denmark)	Transportation	2,431	583,293	0.47%
Brenntag AG (Germany)	Basic materials	6,243	582,713	0.47%
Bank Hapoalim MB (Israel)	Financials	65,882	582,400	0.47%
Kirin Holdings Co., Ltd. (Japan) (Japan)	Consumer staples	31,232	582,294	0.47%
Repsol SA (Spain)	Energy	44,432	581,488	0.47%
GlaxoSmithKline PLC (United Kingdom)	Health care	30,742	581,391	0.47%
FactSet Research Systems, Inc.	Consumer cyclicals	1,472	581,298	0.47%
Valeo (France) (France)	Consumer cyclicals	20,691	581,210	0.47%
Shopify, Inc. Class A (Canada)	Technology	428	580,618	0.47%
Pinterest, Inc. Class A	Technology	11,392	580,401	0.47%
CoStar Group, Inc.	Consumer cyclicals	6,737	579,829	0.47%

92 Dynamic Asset Allocation Growth Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
Moncler SpA (Italy)	Consumer cyclicals	9,439	$579,686	0.47%
Airbnb, Inc. Class A	Consumer staples	3,454	579,356	0.47%
Namco Bandai Holdings, Inc. (Japan)	Consumer cyclicals	7,660	578,127	0.47%
Magna International, Inc. (Canada)	Consumer cyclicals	7,678	577,842	0.47%
Sumitomo Chemical Co., Ltd. (Japan)	Basic materials	109,894	577,634	0.47%
Thales SA (France)	Technology	5,918	576,897	0.47%
Eiffage SA (France)	Basic materials	5,679	576,830	0.47%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	1,429	576,821	0.47%
Dropbox, Inc. Class A	Technology	19,736	576,677	0.47%
Segro PLC (United Kingdom)	Financials	35,814	576,665	0.47%
Royal Bank of Canada (Canada)	Financials	5,792	576,277	0.47%
Activision Blizzard, Inc.	Technology	7,445	576,183	0.47%
eBay, Inc.	Technology	8,269	576,107	0.47%
Athene Holding, Ltd. Class A	Financials	8,364	576,024	0.47%
Cadence Design Systems, Inc.	Technology	3,803	575,952	0.47%
DoorDash, Inc. Class A	Consumer staples	2,796	575,934	0.47%
Pfizer, Inc.	Health care	13,390	575,884	0.47%
Hologic, Inc.	Health care	7,801	575,817	0.47%
IAC/InterActiveCorp	Technology	4,416	575,385	0.47%

A BASKET (GSGLPWDS) OF COMMON STOCKS
Common stocks	Sector	Shares	Value	Percentage value
AMC Entertainment Holdings, Inc. Class A	Consumer cyclicals	15,768	$600,128	0.50%
Sunrun, Inc.	Energy	13,614	599,036	0.50%
Trade Desk, Inc. (The) Class A	Consumer cyclicals	8,374	588,682	0.49%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	17,521	582,328	0.48%
Argenx SE (Netherlands)	Health care	1,930	580,026	0.48%
Tokio Marine Holdings, Inc. (Japan)	Financials	10,720	579,962	0.48%
Trend Micro, Inc. (Japan)	Technology	10,337	577,697	0.48%
Shimano, Inc. (Japan)	Consumer cyclicals	1,951	576,881	0.48%
Cheniere Energy, Inc.	Energy	5,898	576,012	0.48%
AGC, Inc. (Japan)	Consumer cyclicals	11,071	574,978	0.48%
Canopy Growth Corp. (Canada)	Health care	41,441	574,208	0.48%
Silver Wheaton Corp. (Canada)	Basic materials	15,240	573,697	0.48%
Chugai Pharmaceutical Co., Ltd. (Japan)	Health care	15,554	573,425	0.48%
Veolia Environnement SA (France)	Utilities and power	18,708	573,391	0.48%
AXA SA (France)	Financials	20,528	572,721	0.47%
Nippon Paint Holdings Co., Ltd. (Japan)	Basic materials	52,362	572,574	0.47%
Valero Energy Corp.	Energy	8,113	572,527	0.47%
Realestate.com.au, Ltd. (Australia)	Technology	4,984	572,355	0.47%

Dynamic Asset Allocation Growth Fund 93

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
Common stocks	Sector	Shares	Value	Percentage value
CyberArk Software, Ltd. (Israel)	Technology	3,624	$571,897	0.47%
Heineken NV (Netherlands)	Consumer staples	5,471	571,678	0.47%
Boston Beer Co., Inc. Class A	Consumer staples	1,121	571,216	0.47%
Imperial Brands PLC (United Kingdom)	Consumer staples	27,201	571,197	0.47%
Chewy, Inc. Class A	Consumer staples	8,386	571,181	0.47%
Avantor, Inc.	Health care	13,956	570,797	0.47%
Black Knight, Inc.	Technology	7,927	570,728	0.47%
PPD, Inc.	Health care	12,192	570,475	0.47%
Essity AB Class B (Sweden)	Consumer staples	18,355	570,297	0.47%
Ceridian HCM Holding, Inc.	Technology	5,062	570,064	0.47%
M3, Inc. (Japan)	Health care	7,931	569,498	0.47%
Clarivate PLC (United Kingdom)	Technology	25,988	569,130	0.47%
Konami Holdings Corp. (Japan)	Technology	9,010	569,127	0.47%
Live Nation Entertainment, Inc.	Consumer cyclicals	6,244	569,042	0.47%
Credit Suisse Group AG (Switzerland)	Financials	57,029	568,731	0.47%
Nice, Ltd. (Israel)	Communication services	2,036	568,490	0.47%
Atmos Energy Corp.	Utilities and power	6,445	568,487	0.47%
Royalty Pharma PLC Class A	Health care	15,729	568,439	0.47%
Hess Corp.	Energy	7,275	568,275	0.47%
Sumco Corp. (Japan)	Technology	28,092	568,181	0.47%
Kubota Corp. (Japan)	Capital goods	26,458	567,926	0.47%
Nutrien, Ltd. (Canada)	Basic materials	8,728	566,475	0.47%
CIE Generale Des Etablissements Michelin SCA (France)	Consumer cyclicals	3,679	565,873	0.47%
FedEx Corp.	Transportation	2,579	565,480	0.47%
Devon Energy Corp.	Energy	15,915	565,157	0.47%
Naturgy Energy Group SA (Spain)	Utilities and power	22,431	565,119	0.47%
Charter Communications, Inc. Class A	Communication services	776	564,871	0.47%
MarketAxess Holdings, Inc.	Consumer cyclicals	1,342	564,737	0.47%
ORIX Corp. (Japan)	Financials	29,782	564,622	0.47%
Catalent, Inc.	Health care	4,242	564,534	0.47%
Sumitomo Electric Industries, Ltd. (Japan)	Conglomerates	41,945	563,812	0.47%
Broadridge Financial Solutions, Inc.	Financials	3,382	563,618	0.47%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized depreciation
$191,740,000	$325,958	$80,934	9/13/26	2.7375% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(245,024)

94 Dynamic Asset Allocation Growth Fund

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/21 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized depreciation
$60,708,000	$343,607	$196,432	1/15/32	2.78% — At maturity	USA Non-revised Consumer Price Index-Urban (CPI-U) — At maturity	$(147,175)
Total		$277,366	$(392,199)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$1,367	$20,000	$5,690	5/11/63	300 bp — Monthly	$(4,313)
CMBX NA BBB−.6 Index	B+/P	2,591	43,000	12,234	5/11/63	300 bp — Monthly	(9,621)
CMBX NA BBB−.6 Index	B+/P	5,309	86,000	24,467	5/11/63	300 bp — Monthly	(19,115)
Citigroup Global Markets, Inc.
CMBX NA A.13 Index	A-/P	(115)	7,000	104	12/16/72	200 bp — Monthly	(9)
CMBX NA BB.11 Index	BB−/P	33,900	60,000	5,052	11/18/54	500 bp — Monthly	28,898
CMBX NA BB.6 Index	B-/P	39,593	266,077	119,681	5/11/63	500 bp — Monthly	(79,867)
CMBX NA BB.7 Index	B/P	22,506	441,000	148,661	1/17/47	500 bp — Monthly	(125,788)
CMBX NA BB.9 Index	B+/P	814	4,000	828	9/17/58	500 bp — Monthly	(11)
CMBX NA BB.9 Index	B+/P	9,598	47,000	9,734	9/17/58	500 bp — Monthly	(96)
CMBX NA BBB−.10 Index	BB+/P	4,364	40,000	3,500	11/17/59	300 bp — Monthly	884
CMBX NA BBB−.12 Index	BBB−/P	751	18,000	832	8/17/61	300 bp — Monthly	(72)
CMBX NA BBB−.12 Index	BBB−/P	6,659	113,000	5,221	8/17/61	300 bp — Monthly	1,495
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	3,286	79,000	3,816	1/17/47	200 bp — Monthly	(503)
CMBX NA BB.7 Index	B/P	10,567	79,000	26,631	1/17/47	500 bp — Monthly	(15,998)
CMBX NA BBB−.7 Index	BB−/P	6,165	78,000	14,095	1/17/47	300 bp — Monthly	(7,890)

Dynamic Asset Allocation Growth Fund 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
CMBX NA A.6 Index	BBB+/P	$(8)	$13,000	$1,360	5/11/63	200 bp — Monthly	$(1,363)
CMBX NA A.6 Index	BBB+/P	136	18,000	1,883	5/11/63	200 bp — Monthly	(1,741)
CMBX NA A.6 Index	BBB+/P	(201)	25,000	2,615	5/11/63	200 bp — Monthly	(2,808)
CMBX NA A.6 Index	BBB+/P	3,488	30,000	3,138	5/11/63	200 bp — Monthly	360
CMBX NA A.6 Index	BBB+/P	3,681	31,000	3,243	5/11/63	200 bp — Monthly	449
CMBX NA A.6 Index	BBB+/P	4,203	64,000	6,694	5/11/63	200 bp — Monthly	(2,470)
CMBX NA A.6 Index	BBB+/P	3,591	69,000	7,217	5/11/63	200 bp — Monthly	(3,604)
CMBX NA A.6 Index	BBB+/P	2,258	73,000	7,636	5/11/63	200 bp — Monthly	(5,354)
CMBX NA A.6 Index	BBB+/P	6,087	101,000	10,565	5/11/63	200 bp — Monthly	(4,444)
CMBX NA A.6 Index	BBB+/P	6,226	123,000	12,866	5/11/63	200 bp — Monthly	(6,598)
CMBX NA A.6 Index	BBB+/P	10,532	123,000	12,866	5/11/63	200 bp — Monthly	(2,293)
CMBX NA A.6 Index	BBB+/P	3,958	171,000	17,887	5/11/63	200 bp — Monthly	(13,872)
CMBX NA A.6 Index	BBB+/P	11,178	217,000	22,698	5/11/63	200 bp — Monthly	(11,448)
CMBX NA A.6 Index	BBB+/P	14,249	280,000	29,288	5/11/63	200 bp — Monthly	(14,946)
CMBX NA BBB−.14 Index	BBB−/P	1,484	33,000	1,132	12/16/72	300 bp — Monthly	369
CMBX NA BBB−.6 Index	B+/P	870	11,000	3,130	5/11/63	300 bp — Monthly	(2,254)
CMBX NA BBB−.6 Index	B+/P	1,382	16,000	4,552	5/11/63	300 bp — Monthly	(3,162)
CMBX NA BBB−.6 Index	B+/P	1,355	28,000	7,966	5/11/63	300 bp — Monthly	(6,597)
CMBX NA BBB−.6 Index	B+/P	3,202	47,000	13,372	5/11/63	300 bp — Monthly	(10,146)
CMBX NA BBB−.6 Index	B+/P	3,025	58,000	16,501	5/11/63	300 bp — Monthly	(13,447)
CMBX NA BBB−.6 Index	B+/P	5,485	65,000	18,493	5/11/63	300 bp — Monthly	(12,975)
CMBX NA BBB−.6 Index	B+/P	6,329	75,000	21,338	5/11/63	300 bp — Monthly	(14,971)

96 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$12,704	$169,000	$48,081	5/11/63	300 bp — Monthly	$(35,292)
CMBX NA BBB−.7 Index	BB−/P	30,086	382,000	69,027	1/17/47	300 bp — Monthly	(38,750)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	(525)	100,000	1,480	12/16/72	200 bp — Monthly	988
CMBX NA A.7 Index	BBB+/P	7,192	164,000	7,921	1/17/47	200 bp — Monthly	(675)
CMBX NA BB.10 Index	B+/P	4,092	51,000	11,914	5/11/63	500 bp — Monthly	(7,779)
CMBX NA BB.6 Index	B-/P	4,633	8,676	3,903	5/11/63	500 bp — Monthly	738
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(5,965)	400,000	5,920	12/16/72	200 bp — Monthly	89
CMBX NA A.13 Index	A-/P	(126)	21,000	311	12/16/72	200 bp — Monthly	192
CMBX NA A.6 Index	BBB+/P	3,200	32,000	3,347	5/11/63	200 bp — Monthly	(137)
CMBX NA A.6 Index	BBB+/P	3,018	34,000	3,556	5/11/63	200 bp — Monthly	(528)
CMBX NA BB.6 Index	B-/P	18,418	72,303	32,522	5/11/63	500 bp — Monthly	(14,044)
CMBX NA BB.6 Index	B-/P	36,962	144,607	65,044	5/11/63	500 bp — Monthly	(27,962)
CMBX NA BBB−.12 Index	BBB−/P	2,770	47,000	2,171	8/17/61	300 bp — Monthly	622
CMBX NA BBB−.12 Index	BBB−/P	3,091	72,000	3,326	8/17/61	300 bp — Monthly	(199)
Upfront premium received		366,355		Unrealized appreciation		35,084
Upfront premium (paid)		(6,940)		Unrealized (depreciation)		(523,142)
Total		$359,415		Total		$(488,058)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Dynamic Asset Allocation Growth Fund 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,802)	$243,000	$11,737	1/17/47	(200 bp) — Monthly	$9,854
CMBX NA BB.10 Index	(33,272)	138,000	32,237	11/17/59	(500 bp) — Monthly	(1,161)
CMBX NA BB.10 Index	(14,025)	55,000	12,848	11/17/59	(500 bp) — Monthly	(1,223)
CMBX NA BB.10 Index	(5,114)	49,000	11,446	11/17/59	(500 bp) — Monthly	6,292
CMBX NA BB.10 Index	(4,386)	40,000	9,344	11/17/59	(500 bp) — Monthly	4,925
CMBX NA BB.11 Index	(4,405)	34,000	2,863	11/18/54	(500 bp) — Monthly	(1,571)
CMBX NA BB.11 Index	(934)	18,000	1,516	11/18/54	(500 bp) — Monthly	567
CMBX NA BB.11 Index	(550)	8,000	674	11/18/54	(500 bp) — Monthly	117
CMBX NA BB.8 Index	(6,084)	47,349	16,747	10/17/57	(500 bp) — Monthly	10,624
CMBX NA BB.8 Index	(14,471)	40,585	14,471	10/17/57	(500 bp) — Monthly	—
CMBX NA BB.9 Index	(1,371)	34,000	7,041	9/17/58	(500 bp) — Monthly	5,642
CMBX NA BB.9 Index	(1,419)	22,000	4,556	9/17/58	(500 bp) — Monthly	3,118
CMBX NA BB.9 Index	(628)	16,000	3,314	9/17/58	(500 bp) — Monthly	2,672
CMBX NA BB.9 Index	(326)	9,000	1,864	9/17/58	(500 bp) — Monthly	1,519
CMBX NA BB.9 Index	(413)	4,000	828	9/17/58	(500 bp) — Monthly	412
CMBX NA BBB− .10 Index	(5,249)	22,000	1,925	11/17/59	(300 bp) — Monthly	(3,335)
CMBX NA BBB− .10 Index	(3,691)	15,000	1,313	11/17/59	(300 bp) — Monthly	(2,386)
CMBX NA BBB− .12 Index	(6,318)	28,000	1,294	8/17/61	(300 bp) — Monthly	(5,038)
CMBX NA BBB−.10 Index	(20,259)	68,000	5,950	11/17/59	(300 bp) — Monthly	(14,343)
CMBX NA BBB−.10 Index	(4,972)	39,000	3,413	11/17/59	(300 bp) — Monthly	(1,579)
CMBX NA BBB−.12 Index	(53,304)	169,000	7,808	8/17/61	(300 bp) — Monthly	(45,581)
CMBX NA BBB−.12 Index	(16,701)	50,000	2,310	8/17/61	(300 bp) — Monthly	(14,416)
CMBX NA BBB−.12 Index	(16,872)	48,000	2,218	8/17/61	(300 bp) — Monthly	(14,679)

98 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(11,982)	$34,000	$1,571	8/17/61	(300 bp) — Monthly	$(10,428)
CMBX NA BBB−.12 Index	(5,137)	27,000	1,247	8/17/61	(300 bp) — Monthly	(3,903)
CMBX NA BBB−.12 Index	(2,710)	16,000	739	8/17/61	(300 bp) — Monthly	(1,979)
CMBX NA BBB−.12 Index	(3,341)	10,000	462	8/17/61	(300 bp) — Monthly	(2,884)
CMBX NA BBB−.6 Index	(64)	1,000	285	5/11/63	(300 bp) — Monthly	220
CMBX NA BBB−.8 Index	(17,656)	113,000	14,667	10/17/57	(300 bp) — Monthly	(3,045)
CMBX NA BBB−.8 Index	(9,326)	59,000	7,658	10/17/57	(300 bp) — Monthly	(1,697)
CMBX NA BBB−.8 Index	(9,363)	59,000	7,658	10/17/57	(300 bp) — Monthly	(1,734)
CMBX NA BBB−.8 Index	(4,008)	28,000	3,634	10/17/57	(300 bp) — Monthly	(387)
CMBX NA BBB−.9 Index	(4,732)	20,000	1,546	9/17/58	(300 bp) — Monthly	(3,196)
Credit Suisse International
CMBX NA BB.10 Index	(13,476)	101,000	23,594	11/17/59	(500 bp) — Monthly	10,034
CMBX NA BB.10 Index	(11,892)	100,000	23,360	11/17/59	(500 bp) — Monthly	11,385
CMBX NA BB.10 Index	(6,588)	53,000	12,381	11/17/59	(500 bp) — Monthly	5,749
CMBX NA BB.7 Index	(8,878)	484,915	218,115	5/11/63	(500 bp) — Monthly	209,944
CMBX NA BB.7 Index	(28,223)	153,000	51,576	1/17/47	(500 bp) — Monthly	23,226
CMBX NA BB.7 Index	(8,060)	49,000	16,518	1/17/47	(500 bp) — Monthly	8,417
CMBX NA BB.8 Index	(1,402)	7,731	2,734	10/17/57	(500 bp) — Monthly	1,326
CMBX NA BB.9 Index	(6,516)	65,000	13,462	9/17/58	(500 bp) — Monthly	6,891
Goldman Sachs International
CMBX NA BB.6 Index	(716)	6,748	3,035	5/11/63	(500 bp) — Monthly	2,314
CMBX NA BB.7 Index	(6,961)	46,000	15,507	1/17/47	(500 bp) — Monthly	8,507
CMBX NA A.6 Index	(2,192)	21,000	2,197	5/11/63	(200 bp) — Monthly	—
CMBX NA BB.10 Index	(10,860)	48,000	11,213	11/17/59	(500 bp) — Monthly	313

Dynamic Asset Allocation Growth Fund 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(86,296)	$425,000	$143,268	1/17/47	(500 bp) — Monthly	$56,617
CMBX NA BB.7 Index	(11,141)	68,000	22,923	1/17/47	(500 bp) — Monthly	11,725
CMBX NA BB.8 Index	(16,124)	44,450	15,722	10/17/57	(500 bp) — Monthly	(439)
CMBX NA BB.8 Index	(16,152)	44,450	15,722	10/17/57	(500 bp) — Monthly	(467)
CMBX NA BB.8 Index	(13,611)	38,653	13,671	10/17/57	(500 bp) — Monthly	28
CMBX NA BB.8 Index	(2,039)	17,394	6,152	10/17/57	(500 bp) — Monthly	4,098
CMBX NA BB.9 Index	(1,685)	14,000	2,899	9/17/58	(500 bp) — Monthly	1,203
CMBX NA BB.9 Index	(1,666)	14,000	2,899	9/17/58	(500 bp) — Monthly	1,222
CMBX NA BB.9 Index	(313)	3,000	621	9/17/58	(500 bp) — Monthly	306
CMBX NA BBB−.6 Index	(7,354)	147,000	41,822	5/11/63	(300 bp) — Monthly	34,394
CMBX NA BBB−.6 Index	(33,518)	123,000	34,994	5/11/63	(300 bp) — Monthly	1,415
JPMorgan Securities LLC
CMBX NA BB.17 Index	(76,876)	157,000	52,925	1/17/47	(500 bp) — Monthly	(24,082)
CMBX NA BB.8 Index	(2,478)	4,832	1,709	10/17/57	(500 bp) — Monthly	(773)
CMBX NA BBB− .10 Index	(4,618)	28,000	2,450	11/17/59	(300 bp) — Monthly	(2,182)
CMBX NA BBB−.10 Index	(16,929)	149,000	13,038	11/17/59	(300 bp) — Monthly	(3,966)
CMBX NA BBB−.10 Index	(16,057)	57,000	4,988	11/17/59	(300 bp) — Monthly	(11,098)
CMBX NA BBB−.10 Index	(14,300)	48,000	4,200	11/17/59	(300 bp) — Monthly	(10,124)
CMBX NA BBB−.12 Index	(995)	3,000	139	8/17/61	(300 bp) — Monthly	(858)
CMBX NA BBB−.6 Index	(81,844)	256,000	72,832	5/11/63	(300 bp) — Monthly	(9,140)
CMBX NA BBB−.7 Index	(96,249)	410,000	74,087	1/17/47	(300 bp) — Monthly	(22,371)
Merrill Lynch International
CMBX NA BB.10 Index	(5,519)	97,000	22,659	11/17/59	(500 bp) — Monthly	17,059
CMBX NA BB.9 Index	(1,948)	50,000	10,355	9/17/58	(500 bp) — Monthly	8,365

100 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Merrill Lynch International cont.
CMBX NA BBB− .10 Index	$(12,134)	$56,000	$4,900	11/17/59	(300 bp) — Monthly	$(7,262)
CMBX NA BBB−.9 Index	(7,966)	43,000	3,324	9/17/58	(300 bp) — Monthly	(4,663)
CMBX NA BBB−.9 Index	(4,816)	26,000	2,010	9/17/58	(300 bp) — Monthly	(2,820)
Morgan Stanley & Co. International PLC
CMBX NA BBB−.7 Index	(4,177)	41,000	7,409	1/17/47	(300 bp) — Monthly	3,211
CMBX NA BB.10 Index	(5,139)	49,000	11,446	11/17/59	(500 bp) — Monthly	6,267
CMBX NA BB.10 Index	(4,932)	21,000	4,906	11/17/59	(500 bp) — Monthly	(44)
CMBX NA BB.7 Index	(4,628)	24,000	8,090	1/17/47	(500 bp) — Monthly	3,443
CMBX NA BB.8 Index	(8,076)	22,225	7,861	10/17/57	(500 bp) — Monthly	(233)
CMBX NA BB.8 Index	(3,955)	7,731	2,734	10/17/57	(500 bp) — Monthly	(1,227)
CMBX NA BB.9 Index	(3,341)	38,000	7,870	9/17/58	(500 bp) — Monthly	4,497
CMBX NA BB.9 Index	(3,274)	27,000	5,592	9/17/58	(500 bp) — Monthly	2,295
CMBX NA BB.9 Index	(1,277)	21,000	4,349	9/17/58	(500 bp) — Monthly	3,055
CMBX NA BB.9 Index	(665)	17,000	3,521	9/17/58	(500 bp) — Monthly	2,842
CMBX NA BB.9 Index	(1,697)	14,000	2,899	9/17/58	(500 bp) — Monthly	1,190
CMBX NA BB.9 Index	(800)	13,000	2,692	9/17/58	(500 bp) — Monthly	1,882
CMBX NA BB.9 Index	(601)	8,000	1,657	9/17/58	(500 bp) — Monthly	1,049
CMBX NA BB.9 Index	(241)	6,000	1,243	9/17/58	(500 bp) — Monthly	996
CMBX NA BBB− .10 Index	(8,045)	33,000	2,888	11/17/59	(300 bp) — Monthly	(5,174)
CMBX NA BBB− .10 Index	(4,987)	23,000	2,013	11/17/59	(300 bp) — Monthly	(2,986)
CMBX NA BBB− .10 Index	(4,325)	20,000	1,750	11/17/59	(300 bp) — Monthly	(2,585)
CMBX NA BBB− .10 Index	(3,784)	16,000	1,400	11/17/59	(300 bp) — Monthly	(2,392)
CMBX NA BBB− .10 Index	(1,837)	8,000	700	11/17/59	(300 bp) — Monthly	(1,141)
CMBX NA BBB− .12 Index	(3,965)	19,000	878	8/17/61	(300 bp) — Monthly	(3,097)

Dynamic Asset Allocation Growth Fund 101

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/21 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB− .6 Index	$(29,669)	$94,000	$26,743	5/11/63	(300 bp) — Monthly	$(2,973)
CMBX NA BBB−.10 Index	(5,834)	46,000	4,025	11/17/59	(300 bp) — Monthly	(1,832)
CMBX NA BBB−.10 Index	(3,118)	36,000	3,150	11/17/59	(300 bp) — Monthly	14
CMBX NA BBB−.12 Index	(2,659)	8,000	370	8/17/61	(300 bp) — Monthly	(2,293)
CMBX NA BBB−.8 Index	(7,993)	63,000	8,177	10/17/57	(300 bp) — Monthly	153
CMBX NA BBB−.8 Index	(8,013)	63,000	8,177	10/17/57	(300 bp) — Monthly	133
CMBX NA BBB−.8 Index	(7,437)	48,000	6,230	10/17/57	(300 bp) — Monthly	(1,231)
CMBX NA BBB−.8 Index	(6,870)	48,000	6,230	10/17/57	(300 bp) — Monthly	(664)
CMBX NA BBB−.8 Index	(7,344)	47,000	6,101	10/17/57	(300 bp) — Monthly	(1,267)
Upfront premium received	—		Unrealized appreciation		501,527
Upfront premium (paid)	(1,071,960)		Unrealized (depreciation)		(263,949)
Total	$(1,071,960)		Total		$237,578
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/21
Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized depreciation
NA HY Series 37 Index	B+/P	$(284,940)	$3,016,000	$277,170	12/20/26	500 bp — Quarterly	$(7,350)
NA IG Series 37 Index	BBB+/P	(1,833,480)	72,800,000	1,731,184	12/20/26	100 bp — Quarterly	(88,142)
Total	$(2,118,420)		$(95,492)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2021. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

102 Dynamic Asset Allocation Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$45,851,538	$51,483,206	$—
Capital goods	91,973,449	23,616,809	—
Communication services	53,231,602	16,287,011	—
Conglomerates	6,041,743	—	—
Consumer cyclicals	281,650,758	84,422,011	—
Consumer staples	106,864,545	57,010,940	—
Energy	36,918,598	33,044,522	227
Financials	216,767,599	106,198,200	—
Government	—	811,254	—
Healthcare	211,888,186	66,678,196	—
Miscellaneous	—	1,847,687	—
Technology	532,984,089	117,747,755	—
Transportation	29,949,215	12,614,980	—
Utilities and power	40,868,057	14,368,941	—
Total common stocks	1,654,989,379	586,131,512	227
Asset-backed securities	—	8,070,903	1,849,663
Collateralized loan obligations	—	19,292,955	—
Convertible bonds and notes	—	562,687	—
Convertible preferred stocks	—	5,869,856	—
Corporate bonds and notes	—	250,021,899	3
Foreign government and agency bonds and notes	—	10,170,478	—
Investment companies	3,972,403	—	—
Mortgage-backed securities	—	77,463,192	—
Preferred stocks	—	12,342	—
Purchased options outstanding	—	1,443,609	—
Senior loans	—	8,889,658	—
U.S. government and agency mortgage obligations	—	169,456,906	—
U.S. treasury obligations	—	1,311,444	—
Warrants	16,590	—	—
Short-term investments	2,437,000	414,501,482	—
Totals by level	$1,661,415,372	$1,553,198,923	$1,849,893

Dynamic Asset Allocation Growth Fund 103

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(1,948,159)	$—
Futures contracts	(2,777,432)	—	—
Written options outstanding	—	(443,798)	—
TBA sale commitments	—	(72,410,449)	—
Interest rate swap contracts	—	(2,317,786)	—
Total return swap contracts	—	(3,459,282)	—
Credit default contracts	—	2,484,993	—
Totals by level	$(2,777,432)	$(78,094,481)	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

104 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities 9/30/21

ASSETS
Investment in securities, at value, including $29,757,462 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $2,242,335,260)	$2,932,335,139
Affiliated issuers (identified cost $284,129,049) (Notes 1 and 5)	284,129,049
Cash	50,834
Foreign currency (cost $1,325,681) (Note 1)	1,361,737
Dividends, interest and other receivables	6,290,595
Foreign tax reclaim	1,173,213
Receivable for shares of the fund sold	3,162,846
Receivable for investments sold	14,470,318
Receivable for sales of TBA securities (Note 1)	70,708,632
Receivable for variation margin on futures contracts (Note 1)	6,730,829
Receivable for variation margin on centrally cleared swap contracts (Note 1)	180,165
Unrealized appreciation on forward currency contracts (Note 1)	7,164,319
Unrealized appreciation on OTC swap contracts (Note 1)	849,576
Premium paid on OTC swap contracts (Note 1)	1,078,900
Prepaid assets	38,037
Total assets	3,329,724,189

LIABILITIES
Payable for investments purchased	21,907,801
Payable for purchases of delayed delivery securities (Note 1)	1,911,589
Payable for purchases of TBA securities (Note 1)	99,751,801
Payable for shares of the fund repurchased	9,596,583
Payable for compensation of Manager (Note 2)	1,505,952
Payable for custodian fees (Note 2)	90,379
Payable for investor servicing fees (Note 2)	588,657
Payable for Trustee compensation and expenses (Note 2)	466,195
Payable for administrative services (Note 2)	9,321
Payable for distribution fees (Note 2)	1,387,971
Payable for variation margin on futures contracts (Note 1)	7,964,309
Payable for variation margin on centrally cleared swap contracts (Note 1)	130,928
Unrealized depreciation on OTC swap contracts (Note 1)	3,889,773
Premium received on OTC swap contracts (Note 1)	366,355
Unrealized depreciation on forward currency contracts (Note 1)	9,112,478
Written options outstanding, at value (premiums $399,273) (Note 1)	443,798
TBA sale commitments, at value (proceeds receivable $72,726,230) (Note 1)	72,410,449
Collateral on securities loaned, at value (Note 1)	30,676,305
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	3,748,444
Other accrued expenses	1,365,258
Total liabilities	267,324,346

Net assets	$3,062,399,843

(Continued on next page)

Dynamic Asset Allocation Growth Fund 105

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,030,077,070
Total distributable earnings (Note 1)	1,032,322,773
Total — Representing net assets applicable to capital shares outstanding	$3,062,399,843

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,762,933,476 divided by 84,149,575 shares)	$20.95
Offering price per class A share (100/94.25 of $20.95)*	$22.23
Net asset value and offering price per class B share ($31,069,529 divided by 1,526,826 shares)**	$20.35
Net asset value and offering price per class C share ($213,419,349 divided by 11,000,541 shares)**	$19.40
Net asset value, offering price and redemption price per class P share
($323,609,334 divided by 15,201,445 shares)	$21.29
Net asset value, offering price and redemption price per class R share
($23,901,149 divided by 1,171,489 shares)	$20.40
Net asset value, offering price and redemption price per class R5 share
($15,533,519 divided by 731,920 shares)	$21.22
Net asset value, offering price and redemption price per class R6 share
($390,779,533 divided by 18,356,934 shares)	$21.29
Net asset value, offering price and redemption price per class Y share
($301,153,954 divided by 14,178,194 shares)	$21.24

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

106 Dynamic Asset Allocation Growth Fund

Statement of operations Year ended 9/30/21

INVESTMENT INCOME
Dividends (net of foreign tax of $1,414,477)	$37,817,146
Interest (including interest income of $348,458 from investments in affiliated issuers) (Note 5)	16,570,103
Securities lending (net of expenses) (Notes 1 and 5)	106,959
Total investment income	54,494,208

EXPENSES
Compensation of Manager (Note 2)	17,661,798
Investor servicing fees (Note 2)	3,580,301
Custodian fees (Note 2)	355,605
Trustee compensation and expenses (Note 2)	127,152
Distribution fees (Note 2)	6,999,835
Administrative services (Note 2)	77,503
Other	796,773
Total expenses	29,598,967
Expense reduction (Note 2)	(3,175)
Net expenses	29,595,792

Net investment income	24,898,416

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $193,215) (Notes 1 and 3)	293,375,505
Foreign currency transactions (Note 1)	(187,624)
Forward currency contracts (Note 1)	(4,115,369)
Futures contracts (Note 1)	82,327,585
Swap contracts (Note 1)	3,072,680
Written options (Note 1)	(208,468)
Net increase from payments by affiliates (Note 2)	3,555
Total net realized gain	374,267,864
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments (net of foreign tax of $1,074,663)	244,838,119
Assets and liabilities in foreign currencies	41,038
Forward currency contracts	(1,942,952)
Futures contracts	(3,354,254)
Swap contracts	(2,727,481)
Written options	(873,332)
Total change in net unrealized appreciation	235,981,138

Net gain on investments	610,249,002

Net increase in net assets resulting from operations	$635,147,418

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 107

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/21	Year ended 9/30/20
Operations
Net investment income	$24,898,416	$32,546,545
Net realized gain on investments
and foreign currency transactions	374,267,864	10,012,232
Change in net unrealized appreciation of investments
and assets and liabilities in foreign currencies	235,981,138	174,682,699
Net increase in net assets resulting from operations	635,147,418	217,241,476
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(7,846,005)	(25,096,540)
Class B	—	(329,455)
Class C	—	(2,185,888)
Class P	(2,572,390)	(5,307,075)
Class R	(35,820)	(400,812)
Class R5	(101,874)	(281,724)
Class R6	(3,046,117)	(6,695,360)
Class Y	(2,062,795)	(5,732,942)
Decrease from capital share transactions (Note 4)	(285,162,845)	(227,186,588)
Total increase (decrease) in net assets	334,319,572	(55,974,908)

NET ASSETS
Beginning of year	2,728,080,271	2,784,055,179
End of year	$3,062,399,843	$2,728,080,271

The accompanying notes are an integral part of these financial statements.

108 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 109

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2021	$16.98	.15	3.91	4.06	(.09)	—	(.09)	$20.95	23.97	$1,762,933	1.02	.77	168
September 30, 2020	15.91	.18	1.15	1.33	(.26)	—	(.26)	16.98	8.40	1,548,612	1.05	1.16	194
September 30, 2019	17.77	.27	(.68)	(.41)	(.18)	(1.27)	(1.45)	15.91	(1.25)	1,546,131	1.06	1.73	117
September 30, 2018	17.83	.26	1.43	1.69	(.33)	(1.42)	(1.75)	17.77	9.85	1,689,770	1.07	1.51	109
September 30, 2017	15.50	.23	2.35	2.58	(.06)	(.19)	(.25)	17.83	16.84	1,586,679	1.08	1.41	124
Class B
September 30, 2021	$16.54	—[e]	3.81	3.81	—	—	—	$20.35	23.04	$31,070	1.77	.01	168
September 30, 2020	15.49	.06	1.11	1.17	(.12)	—	(.12)	16.54	7.58	35,437	1.80	.40	194
September 30, 2019	17.29	.15	(.65)	(.50)	(.03)	(1.27)	(1.30)	15.49	(1.98)	45,144	1.81	.96	117
September 30, 2018	17.37	.12	1.40	1.52	(.18)	(1.42)	(1.60)	17.29	9.06	60,391	1.82	.73	109
September 30, 2017	15.17	.10	2.29	2.39	—	(.19)	(.19)	17.37	15.90	71,515	1.83	.63	124
Class C
September 30, 2021	$15.77	—[e]	3.63	3.63	—	—	—	$19.40	23.02	$213,419	1.77	.03	168
September 30, 2020	14.79	.06	1.07	1.13	(.15)	—	(.15)	15.77	7.63	208,217	1.80	.41	194
September 30, 2019	16.61	.14	(.64)	(.50)	(.05)	(1.27)	(1.32)	14.79	(2.05)	227,681	1.81	.97	117
September 30, 2018	16.78	.12	1.34	1.46	(.21)	(1.42)	(1.63)	16.61	9.06	267,363	1.82	.74	109
September 30, 2017	14.65	.10	2.22	2.32	—	(.19)	(.19)	16.78	15.99	288,335	1.83	.66	124
Class P
September 30, 2021	$17.25	.23	3.97	4.20	(.16)	—	(.16)	$21.29	24.45	$323,609.64		1.16	168
September 30, 2020	16.16	.25	1.17	1.42	(.33)	—	(.33)	17.25	8.82	274,824.65		1.56	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.87)	258,038.65		2.15	117
September 30, 2018	18.07	.34	1.45	1.79	(.40)	(1.42)	(1.82)	18.04	10.34	261,163.66		1.92	109
September 30, 2017	15.66	.31	2.37	2.68	(.08)	(.19)	(.27)	18.07	17.32	247,817.67		1.85	124
Class R
September 30, 2021	$16.52	.10	3.81	3.91	(.03)	—	(.03)	$20.40	23.68	$23,901	1.27	.52	168
September 30, 2020	15.49	.14	1.11	1.25	(.22)	—	(.22)	16.52	8.10	22,172	1.30	.92	194
September 30, 2019	17.34	.22	(.66)	(.44)	(.14)	(1.27)	(1.41)	15.49	(1.52)	28,351	1.31	1.47	117
September 30, 2018	17.45	.22	1.39	1.61	(.30)	(1.42)	(1.72)	17.34	9.59	33,615	1.32	1.26	109
September 30, 2017	15.19	.19	2.30	2.49	(.04)	(.19)	(.23)	17.45	16.54	31,963	1.33	1.18	124
Class R5
September 30, 2021	$17.20	.21	3.94	4.15	(.13)	—	(.13)	$21.22	24.24	$15,534.78		1.02	168
September 30, 2020	16.11	.23	1.16	1.39	(.30)	—	(.30)	17.20	8.70	13,979.79		1.43	194
September 30, 2019	17.98	.32	(.69)	(.37)	(.23)	(1.27)	(1.50)	16.11	(.98)	15,464.79		1.99	117
September 30, 2018	18.04	.32	1.43	1.75	(.39)	(1.42)	(1.81)	17.98	10.13	17,967.80		1.79	109
September 30, 2017	15.67	.24	2.42	2.66	(.10)	(.19)	(.29)	18.04	17.19	2,228.81		1.46	124

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

110 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 111

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
September 30, 2021	$17.25	.23	3.96	4.19	(.15)	—	(.15)	$21.29	24.41	$390,780.68		1.12	168
September 30, 2020	16.16	.25	1.16	1.41	(.32)	—	(.32)	17.25	8.79	353,696.69		1.52	194
September 30, 2019	18.04	.34	(.70)	(.36)	(.25)	(1.27)	(1.52)	16.16	(.91)	307,909.69		2.11	117
September 30, 2018	18.07	.33	1.45	1.78	(.39)	(1.42)	(1.81)	18.04	10.30	301,016.70		1.89	109
September 30, 2017	15.71	.31	2.36	2.67	(.12)	(.19)	(.31)	18.07	17.25	232,495.71		1.85	124
Class Y
September 30, 2021	$17.21	.21	3.95	4.16	(.13)	—	(.13)	$21.24	24.27	$301,154.77		1.03	168
September 30, 2020	16.12	.23	1.16	1.39	(.30)	—	(.30)	17.21	8.67	271,142.80		1.41	194
September 30, 2019	17.99	.31	(.68)	(.37)	(.23)	(1.27)	(1.50)	16.12	(.99)	328,736.81		1.98	117
September 30, 2018	18.03	.31	1.44	1.75	(.37)	(1.42)	(1.79)	17.99	10.14	347,654.82		1.77	109
September 30, 2017	15.66	.28	2.36	2.64	(.08)	(.19)	(.27)	18.03	17.11	295,870.83		1.70	124

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

112 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 113

Notes to financial statements 9/30/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2020 through September 30, 2021.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam Management adjusts portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The fund invests mainly in equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class P, class R, class R5, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Prior to March 1, 2021, class C shares generally converted to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P, class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

114 Dynamic Asset Allocation Growth Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities and total return swaps taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities and total return swaps in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other

Dynamic Asset Allocation Growth Fund 115

multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from

116 Dynamic Asset Allocation Growth Fund

changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

Dynamic Asset Allocation Growth Fund 117

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as

118 Dynamic Asset Allocation Growth Fund

a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward

Dynamic Asset Allocation Growth Fund 119

Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $6,213,858 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $7,283,611 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $30,676,305 and the value of securities loaned amounted to $29,757,462.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

120 Dynamic Asset Allocation Growth Fund

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from straddle loss deferrals, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $7,994,840 to increase undistributed net investment income, $236 to decrease paid-in capital and $7,994,604 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$735,178,183
Unrealized depreciation	(67,326,559)
Net unrealized appreciation	667,851,624
Undistributed ordinary income	28,039,252
Undistributed long-term gains	219,396,708
Undistributed short-term gains	118,565,781
Cost for federal income tax purposes	$2,467,740,651

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,
0.700%	of the next $5 billion,	0.530%	of the next $50 billion,
0.650%	of the next $10 billion,	0.520%	of the next $100 billion and
0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Dynamic Asset Allocation Growth Fund 121

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.582% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management voluntarily reimbursed the fund $3,555 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,490,251	Class R	33,860
Class B	50,077	Class R5	23,153
Class C	319,422	Class R6	196,404
Class P	31,461	Class Y	435,673
		Total	$3,580,301

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,175 under the expense offset arrangements.

122 Dynamic Asset Allocation Growth Fund

Each Independent Trustee of the fund receives an annual Trustee fee, of which $2,054, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$4,323,049
Class B	1.00%	1.00%	346,246
Class C	1.00%	1.00%	2,213,056
Class R	1.00%	0.50%	117,484
Total			$6,999,835

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $249,740 from the sale of class A shares and received $3,790 and $6,028 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $739 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$4,502,736,931	$4,789,423,883
U.S. government securities (Long-term)	—	—
Total	$4,502,736,931	$4,789,423,883

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Dynamic Asset Allocation Growth Fund 123

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class A	Shares	Amount	Shares	Amount
Shares sold	5,202,128	$102,703,778	7,398,089	$117,956,194
Shares issued in connection with
reinvestment of distributions	405,481	7,598,716	1,476,413	24,316,526
	5,607,609	110,302,494	8,874,502	142,272,720
Shares repurchased	(12,668,600)	(247,381,553)	(14,841,415)	(235,643,269)
Net decrease	(7,060,991)	$(137,079,059)	(5,966,913)	$(93,370,549)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class B	Shares	Amount	Shares	Amount
Shares sold	13,042	$253,539	48,741	$712,414
Shares issued in connection with
reinvestment of distributions	—	—	20,240	326,473
	13,042	253,539	68,981	1,038,887
Shares repurchased	(629,188)	(12,068,869)	(841,115)	(13,069,707)
Net decrease	(616,146)	$(11,815,330)	(772,134)	$(12,030,820)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class C	Shares	Amount	Shares	Amount
Shares sold	1,280,037	$23,412,504	1,869,217	$27,436,983
Shares issued in connection with
reinvestment of distributions	—	—	139,132	2,139,856
	1,280,037	23,412,504	2,008,349	29,576,839
Shares repurchased	(3,486,076)	(63,876,864)	(4,192,633)	(61,784,652)
Net decrease	(2,206,039)	$(40,464,360)	(2,184,284)	$(32,207,813)

			YEAR ENDED 9/30/20*
Class M			Shares	Amount
Shares sold			10,283	$160,218
Shares issued in connection with
reinvestment of distributions			—	—
			10,283	160,218
Shares repurchased			(1,730,546)	(27,617,543)
Net decrease			(1,720,263)	$(27,457,325)

124 Dynamic Asset Allocation Growth Fund

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class P	Shares	Amount	Shares	Amount
Shares sold	16,626,343	$303,630,010	6,283,996	$101,195,698
Shares issued in connection with
reinvestment of distributions	135,584	2,572,390	318,170	5,307,075
	16,761,927	306,202,400	6,602,166	106,502,773
Shares repurchased	(17,491,076)	(320,849,262)	(6,637,617)	(107,585,524)
Net decrease	(729,149)	$(14,646,862)	(35,451)	$(1,082,751)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R	Shares	Amount	Shares	Amount
Shares sold	183,871	$3,518,075	190,079	$2,930,654
Shares issued in connection with
reinvestment of distributions	1,917	35,062	23,541	378,070
	185,788	3,553,137	213,620	3,308,724
Shares repurchased	(356,101)	(6,634,404)	(701,896)	(10,897,994)
Net decrease	(170,313)	$(3,081,267)	(488,276)	$(7,589,270)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R5	Shares	Amount	Shares	Amount
Shares sold	41,962	$842,118	55,963	$897,094
Shares issued in connection with
reinvestment of distributions	5,376	101,874	16,931	281,724
	47,338	943,992	72,894	1,178,818
Shares repurchased	(128,339)	(2,520,467)	(219,888)	(3,512,521)
Net decrease	(81,001)	$(1,576,475)	(146,994)	$(2,333,703)

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class R6	Shares	Amount	Shares	Amount
Shares sold	3,077,179	$61,134,345	6,313,068	$102,353,977
Shares issued in connection with
reinvestment of distributions	159,375	3,028,123	400,549	6,681,164
	3,236,554	64,162,468	6,713,617	109,035,141
Shares repurchased	(5,385,420)	(108,026,994)	(5,264,509)	(84,553,495)
Net increase (decrease)	(2,148,866)	$(43,864,526)	1,449,108	$24,481,646

	YEAR ENDED 9/30/21		YEAR ENDED 9/30/20
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,974,687	$78,218,547	4,286,992	$68,986,540
Shares issued in connection with
reinvestment of distributions	104,115	1,975,065	327,852	5,462,019
	4,078,802	80,193,612	4,614,844	74,448,559
Shares repurchased	(5,657,368)	(112,828,578)	(9,252,259)	(150,044,562)
Net decrease	(1,578,566)	$(32,634,966)	(4,637,415)	$(75,596,003)

* Effective November 25, 2019, the fund converted all of its class M shares to class A shares and class M shares were no longer able to be purchased.

Dynamic Asset Allocation Growth Fund 125

At the close of the reporting period, the Putnam RetirementReady Funds owned 9.9% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/20	cost	proceeds	income	of 9/30/21
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$26,789,133	$252,047,988	$248,160,816	$28,175	$30,676,305
Putnam Short Term
Investment Fund**	300,781,414	692,913,033	740,241,703	348,458	253,452,744
Total Short-term
investments	$327,570,547	$944,961,021	$988,402,519	$376,633	$284,129,049

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration, announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the date on which the applicable rate ceases to be published.

126 Dynamic Asset Allocation Growth Fund

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$4,000
Purchased currency option contracts (contract amount)	$98,500,000
Written equity option contracts (contract amount)	$4,000
Written currency option contracts (contract amount)	$98,500,000
Futures contracts (number of contracts)	7,000
Forward currency contracts (contract amount)	$1,510,800,000
Centrally cleared interest rate swap contracts (notional)	$234,400,000
OTC total return swap contracts (notional)	$342,900,000
Centrally cleared total return swap contracts (notional)	$214,200,000
OTC credit default contracts (notional)	$12,300,000
Centrally cleared credit default contracts (notional)	$102,600,000
Warrants (number of warrants)	1,000

Dynamic Asset Allocation Growth Fund 127

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$3,340,457*	Payables	$855,464
Foreign exchange
contracts	Investments, Receivables	8,607,928	Payables	9,556,276
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	5,570,647*	Unrealized depreciation	11,809,311*
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	3,034,932*	Unrealized depreciation	5,334,178*
Total		$20,553,964		$27,555,229

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as			Forward
hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$3,980,475	$3,980,475
Foreign exchange
contracts	288,705	—	(4,115,369)	—	$(3,826,664)
Equity contracts	1,092,003	89,808,096	—	10,805,779	$101,705,878
Interest rate contracts	—	(7,480,511)	—	(11,713,574)	$(19,194,085)
Total	$1,380,708	$82,327,585	$(4,115,369)	$3,072,680	$82,665,604

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$132,098	$132,098
Foreign exchange
contracts	—	456,551	—	(1,942,952)	—	$(1,486,401)
Equity contracts	12,390	—	(4,318,109)	—	(1,827,166)	$(6,132,885)
Interest rate
contracts	—	—	963,855	—	(1,032,413)	$(68,558)
Total	$12,390	$456,551	$(3,354,254)	$(1,942,952)	$(2,727,481)	$(7,555,746)

128 Dynamic Asset Allocation Growth Fund

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Dynamic Asset Allocation Growth Fund 129

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$63,652	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$63,652
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	312,965	—	—	—	—	—	—	—	—	—	—	312,965
Centrally cleared total return
swap contracts§	—	—	116,513	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	116,513
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	106	—	—	—	—	1,513	—	6,372	—	—	—	—	—	7,991
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	196,282	362,007	331,864	—	—	225,752	43,062	150,571	—	—	—	—	—	1,309,538
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	6,627,391	—	—	—	—	—	—	103,438	—	—	—	—	—	—	—	6,730,829
Forward currency contracts#	165,390	297,777	—	—	387,068	—	487,790	1,152,705	577,632	910,778	—	—	72,830	935,327	1,044,915	194,128	690,225	247,754	7,164,319
Purchased options**#	361,477	—	—	—	—	—	—	353,411	—	414,703	—	—	—	—	—	—	314,018	—	1,443,609
Total Assets	$526,867	$297,777	$180,165	$6,627,391	$387,068	$196,388	$849,797	$2,150,945	$577,632	$1,325,481	$330,703	$43,062	$229,773	$935,327	$1,044,915	$194,128	$1,004,243	$247,754	$17,149,416
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	84,611	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	84,611
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	2,074,993	—	1,027,689	—	—	—	—	—	—	—	—	3,102,682
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection sold*#	42,316	—	—	—	—	292,742	44,409	342,657	—	—	23,633	—	109,707	—	—	—	—	—	855,464
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	46,317	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	46,317
Futures contracts§	—	—	—	7,638,160	—	—	—	—	—	—	326,149	—	—	—	—	—	—	—	7,964,309
Forward currency contracts#	997,985	101,461	—	—	597,733	—	77,136	2,313,897	530,203	915,396	—	—	1,660,347	401,455	485,615	508,261	374,292	148,697	9,112,478
Written options#	96,053	—	—	—	—	—	—	92,219	—	152,513	—	—	—	—	—	—	103,013	—	443,798
Total Liabilities	$1,136,354	$101,461	$130,928	$7,638,160	$597,733	$292,742	$121,545	$4,823,766	$530,203	$2,095,598	$349,782	$—	$1,770,054	$401,455	$485,615	$508,261	$477,305	$148,697	$21,609,659
Total Financial and
Derivative Net Assets	$(609,487)	$196,316	$49,237	$(1,010,769)	$(210,665)	$(96,354)	$728,252	$(2,672,821)	$47,429	$(770,117)	$(19,079)	$43,062	$(1,540,281)	$533,872	$559,300	$(314,133)	$526,938	$99,057	$(4,460,243)

130 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 131

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Total collateral
received (pledged)†##	$(403,938)	$196,316	$—	$—	$(210,665)	$(96,354)	$728,252	$(2,672,821)	$—	$(703,844)	$230,000	$43,062	$(1,540,281)	$440,000	$559,300	$(211,958)	$526,938	$—
Net amount	$(205,549)	$—	$49,237	$(1,010,769)	$—	$—	$—	$—	$47,429	$(66,273)	$(249,079)	$—	$—	$93,872	$—	$(102,175)	$—	$99,057
Controlled collateral
received (including
TBA commitments)**	$—	$255,777	$—	$237,000	$—	$—	$760,000	$—	$—	$—	$230,000	$109,910	$—	$440,000	$945,757	$—	$770,000	$—	$3,748,444
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(403,938)	$—	$—	$—	$(263,000)	$(110,978)	$—	$(3,906,220)	$—	$(703,844)	$—	$—	$(1,683,673)	$—	$—	$(211,958)	$—	$—	$(7,283,611)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $13,165,654 and $10,400,185, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $241,336,379 as a capital gain dividend with respect to the taxable year ended September 30, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 13.66% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 23.17%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $13,459,369 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2022 will show the tax status of all distributions paid to your account in calendar 2021.

132 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 133

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Private investor

Other directorships: Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.

Other directorships: Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.

Kenneth R. Leibler

Born 1949, Trustee since 2006
Vice Chair from 2016 to 2018,
and Chair since 2018

Principal occupations during past five years: Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

134 Dynamic Asset Allocation Growth Fund

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.

Other directorships: Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization, serving on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm working in the fields of health, social and environmental policy, and international development; Trustee of Carnegie Mellon University; Director of Pratham USA, an organization dedicated to children's education in India; member of the advisory board of Altimetrik, a business transformation and technology solutions firm; and Director of DXC Technology, a global IT services and consulting company.

Mona K. Sutphen

Born 1967, Trustee since 2020

Principal occupations during past five years: Senior Advisor at The Vistria Group, a private investment firm focused on middle-market companies in the healthcare, education, and financial services industries. From 2014 to 2018, Partner at Macro Advisory Partners, a global consulting firm.

Other directorships: Director of Unitek Learning, a private nursing and medical services education provider in the United States; Director of Pattern Energy Group LP, a private renewable energy company; previous Director of Pattern Energy, a publicly traded renewable energy company; Board Member, International Rescue Committee; Co-Chair of the Board of Human Rights First; Trustee of Mount Holyoke College; and member of the Advisory Board for the Center on Global Energy Policy at Columbia University's School of International and Public Affairs.

INTERESTED TRUSTEE

Robert L. Reynolds*

Trustee since 2008 and President and Chief Executive Officer of Putnam Investments since 2008

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments; President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products; President and Chief Executive Officer of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial; and member of Putnam Investments' and Great-West Financial's Board of Directors.

Other directorships: Director of West Virginia University Foundation; director of the Concord Museum; director of Dana-Farber Cancer Institute; Chairman of Massachusetts Competitive Partnership; director of Boston Chamber of Commerce; member of the Chief Executives Club of Boston; member of the National Innovation Initiative; member of the Massachusetts General Hospital President's Council; member of the Council on Competitiveness; and previously the President of the Commercial Club of Boston.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Growth Fund 135

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Stephen J. Tate (Born 1974)
Since 2004	Vice President and Chief Legal Officer
Since 2021
Richard T. Kircher (Born 1962)	General Counsel, Putnam Investments,
Vice President and BSA Compliance Officer	Putnam Management, and Putnam Retail Management
Since 2019
Assistant Director, Operational Compliance, Putnam	Mark C. Trenchard (Born 1962)
Investments and Putnam Retail Management	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

136 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Jonathan S. Horwitz
Putnam Investment	Kenneth R. Leibler, Chair	Executive Vice President,
Management, LLC	Liaquat Ahamed	Principal Executive Officer,
100 Federal Street	Ravi Akhoury	and Compliance Liaison
Boston, MA 02110	Barbara M. Baumann
	Katinka Domotorffy	Richard T. Kircher
Investment Sub-Advisors	Catharine Bond Hill	Vice President and BSA
Putnam Investments Limited	Paul L. Joskow	Compliance Officer
16 St James’s Street	George Putnam, III
London, England SW1A 1ER	Robert L. Reynolds	Susan G. Malloy
	Manoj P. Singh	Vice President and
The Putnam Advisory Company, LLC	Mona K. Sutphen	Assistant Treasurer
100 Federal Street
Boston, MA 02110	Officers	Denere P. Poulack
	Robert L. Reynolds	Assistant Vice President,
Marketing Services	President	Assistant Clerk, and
Putnam Retail Management		Assistant Treasurer
Limited Partnership	James F. Clark
100 Federal Street	Vice President, Chief Compliance	Janet C. Smith
Boston, MA 02110	Officer, and Chief Risk Officer	Vice President,
Principal Financial Officer,
Custodian	Nancy E. Florek	Principal Accounting Officer,
State Street Bank	Vice President, Director of	and Assistant Treasurer
and Trust Company	Proxy Voting and Corporate
	Governance, Assistant Clerk,	Stephen J. Tate
Legal Counsel	and Assistant Treasurer	Vice President and
Ropes & Gray LLP		Chief Legal Officer
Michael J. Higgins
Independent Registered	Vice President, Treasurer,	Mark C. Trenchard
Public Accounting Firm	and Clerk	Vice President
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2021	$148,304	$ —	$28,613	$ —
September 30, 2020	$148,880	$ —	$26,304	$ —

For the fiscal years ended September 30, 2021 and September 30, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $293,512 and $372,146 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2021	$ —	$264,899	$ —	$ —
September 30, 2020	$ —	$345,842	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 24, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 24, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 24, 2021